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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/08

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. Equity	International Equity	Emerging Markets
Lazard U.S. Equity Value Portfolio	Lazard Global Equity Income Portfolio	Lazard Emerging Markets Equity Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard International Equity Portfolio	Fixed Income Lazard U.S. High Yield Portfolio
Lazard U.S. Mid Cap Equity Portfolio	Lazard International Equity Select Portfolio
Lazard U.S. Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Capital Allocator Lazard Capital Allocator Opportunistic Strategies Portfolio
Lazard U.S. Small Cap Equity Value Portfolio	Lazard International Small Cap Equity Portfolio
Lazard U.S. Small Cap Equity Growth Portfolio

Lazard Funds

The Lazard Funds, Inc. Table of Contents

2	Investment Overviews
17	Performance Overviews
28	Information About Your Portfolio’s Expenses
31	Portfolio Holdings Presented by Sector
32	Portfolio Holdings Presented by Credit Rating
33	Portfolios of Investments
33	Lazard U.S. Equity Value Portfolio
35	Lazard U.S. Strategic Equity Portfolio
37	Lazard U.S. Mid Cap Equity Portfolio
39	Lazard U.S. Small Cap Equity Portfolio
41	Lazard U.S. Small Cap Equity Value Portfolio
43	Lazard U.S. Small Cap Equity Growth Portfolio
45	Lazard Global Equity Income Portfolio
47	Lazard International Equity Portfolio
49	Lazard International Equity Select Portfolio
51	Lazard International Strategic Equity Portfolio
53	Lazard International Small Cap Equity Portfolio
55	Lazard Emerging Markets Equity Portfolio
57	Lazard U.S. High Yield Portfolio
61	Lazard Capital Allocator Opportunistic Strategies Portfolio
63	Notes to Portfolios of Investments
66	Statements of Assets and Liabilities
70	Statements of Operations
74	Statements of Changes in Net Assets
82	Financial Highlights
96	Notes to Financial Statements
103	Board of Directors and Officers Information
105	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc., you may obtain the prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of The Lazard Funds, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. Investment Overviews

World Markets Overview

U.S. Equities: Volatility Reigns

Stocks experienced significant volatility during the first quarter of 2008, as disappointing economic data, including a slowdown in consumer spending and continued deterioration of the housing market, further weakened the outlook for U.S. economic growth. These factors contributed to the first quarter of 2008 being one of the worst starts to a year since 2001. Despite the U.S. Federal Reserve’s (the Fed) efforts to mitigate liquidity concerns within the financials sector, the sector continued to weaken, as highlighted by the run on Bear Stearns. As a result, the Fed became more aggressive, cutting the federal funds rate by 200 basis points during the quarter, and, for the first time in recent history, extending lending facilities to non-bank financial institutions (such as brokers). The rally that began in mid-March in the aftermath of the near-collapse of Bear Stearns continued until mid-May. During this period, stocks generated sizeable gains, and almost eliminated their losses for the year-to-date, powered in particular by the surging energy and materials sectors. However, investor optimism proved to be misplaced as equities fell heavily from mid-May to the end of the second quarter as concerns weighed on investor sentiment. Among these worries was the price of oil, which climbed unchecked to breach $140 per barrel towards the end of June, contributing to concerns that the economy may be entering a stagflationary period of lower growth and higher inflation. In addition, home prices continued to record significant decreases, and a key U.S. consumer confidence measure touched a 16-year low. Comments from Fed officials implied a greater focus on inflationary pressures, shifting investor expectations from further rate cuts to potential rate increases.

From a sector perspective, concerns about the health of financials continued. Financials stocks were the hardest hit by far due to fears that the credit crisis was not over, and investor expectations of further losses from additional write-offs. Moreover, the downward housing spiral and rising energy costs continued to weigh on consumer discretionary stocks. Information technology stocks were also weak due to concerns that corporations were slowing their spending on technology. While traditionally defensive sectors such as consumer staples and utilities outperformed during the period, the energy and materials sectors led the markets on record energy and commodity prices.

International Equities:

Japan is the Leader

International equity markets fell sharply in January, with little recovery through the end of the first quarter. With credit and macroeconomic conditions continuing to deteriorate, there was a broad-based reduction in equity values, as risk premiums rose across the market. While markets attempted to rally during April and May, with credit and macroeconomic conditions continuing to deteriorate, equities fell sharply in June to end the half down. While economic data from the United States remained weak, we saw a sharp slowdown in consumer and construction activity in many previously-resilient European economies. European economies were hurt by the combined effect of tightening credit, falling asset prices and rising inflation on the prices of essential expenditures such as food, electricity and gasoline. We believe that rising prices are constraining the willingness of European central banks to cut interest rates, despite worsening economic activity. In most emerging markets, inflation, and thus interest rates, have been heading sharply higher, leading to fears of a slowdown in emerging-market demand. Yet demand has been sufficient thus far, and supply adequately constrained, to result in a substantial rise in some commodity prices, particularly in oil, iron ore, and coal.

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In sector terms, financials were very weak as the extent of potential credit issues and the amount of capital needed to rebuild balance sheets became clearer. Retail and automotive stocks suffered from consumer fears, as did the consumer staples sector, as the market began to reflect general concerns about the resilience of demand in developed and emerging markets in the face of steep price increases. However, faith in the market for commodities (including oil and steel) has remained strong, founded on continued high infrastructure spending and ongoing issues around supply. The utilities sector started to follow the rising power prices, while pharmaceutical stocks began to show some defensive characteristics. Geographically, emerging markets continued to sell off due to fears over inflation and growth, while the best-performing major market was Japan, driven to a large degree by the strong balance sheets and the strong financials sector in this market.

For the first half of 2008, international large-cap stocks slightly underperformed international small-cap stocks, returning (10.96)%, as measured by the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index, while international small-cap stocks returned (10.48)%, as measured by the MSCI EAFE Small Cap Index.

Emerging Markets Equities: Volatility Reaches the Emerging Economies

Shares in the developing world experienced a very volatile, and overall weaker market environment during the first half of 2008. World markets, especially the U.S. capital markets, had to contend with extreme price movements in many fixed income and bank instruments, as the Fed used powers it has not utilized for decades. The major outcome was the role it played in arranging an acquisition of Bear Stearns by JPMorgan Chase. While markets rebounded significantly in

April and May, as investors’ fears about a U.S. recession and financial crisis receded, worries about high commodity prices and inflation pushed markets sharply lower in June. The MSCI Emerging Markets Index fell by 11.76% over the six-month period ended June 30, 2008. Helped by strong commodity prices, especially crude oil, which hit a new all-time high during the period, shares in Latin America outperformed Eastern Europe. The weakest performance was experienced in Asia.

Apart from the relatively expensive markets of Chile and the domestically-focused market of Colombia, all other Latin American equity markets were positive for the year-to-date. The more commodity-sensitive markets of Argentina and Brazil were helped a great deal by energy companies Petrobras and Tenaris, which rose sharply. Brazilian equities also benefited from two credit agency upgrades, Standard & Poor’s and Fitch Ratings. Mexico, which is more dependent on U.S. demand, did not perform as well.

A wide divergence in returns was recorded across Eastern European, Middle Eastern and African markets. Strong commodity prices helped Russian equities reduce their losses, with official announcements of lower corporate taxes serving as a means to offset the effect of falling oil production. Offsetting this trend was weakness in the previously-strong markets of Poland, where investors noted the relative absence of attractive valuations. Sharp drops were recorded in Turkey, whose economy is dependent on foreign capital, and which was plagued by high inflation, political instability, and an army that was active in northern Iraq.

None of the emerging markets in Asia ended the year-to-date with positive returns. Large-scale profit taking occurred in China

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and India, as investors became concerned about inflationary pressures. Somewhat more stable political situations in both Taiwan and Thailand resulted in smaller losses in those countries.

By sector, materials and energy stocks performed particularly better than the index over the six-month period. Significant underperformers included the industrials and financials sectors.

High Yield Fixed Income:
Credit Spreads Continue to Widen

Default rates remain low, but are forecast by Moody’s to rise to over 5% by year-end, modestly above the long-term average. Throughout the recent turmoil, the U.S. high yield new issue market has been open and active on a moderate scale. New issues totaling $47 billion came to market during the first half, including about $10 billion of CCC paper. The European market, about one-tenth of the size of the U.S. market, remained closed with no new issuance since July of 2007.

Credit spreads have widened materially over the past twelve months since the credit contraction began. Spreads for BB and single B’s significantly above their long-term average, while CCC spreads are in line with their long-term average. As the credit contraction deepens, a number of lower-rated and poorly capitalized credits may falter. Current spreads for CCC’s appear out of balance with such thinking. CCC spreads are near their long-term average of 1,200 basis points, while BB and B spreads are approximately 1.45 standard deviations above their long-term average. Currently, our conclusion is that lower-quality still has a long way to fall.

Lazard U.S. Equity Value Portfolio

Lazard U.S. Strategic Equity Portfolio

Lazard U.S. Mid Cap Equity Portfolio

For the six months ended June 30, 2008, the Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of (13.16)%, while Open Shares posted a total return of (13.35)%, as compared with the (13.57)% return for the Russell 1000® Value Index.

For the six months ended June 30, 2008, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of (10.37)%, while Open Shares posted a total return of (10.45)%, as compared with the (11.91)% return for the S&P 500® Index.

For the six months ended June 30, 2008, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of (8.99)%, while Open Shares posted a total return of (9.11)%, as compared with the (7.57)% return for the Russell Midcap® Index.

For the Lazard U.S. Equity Value Portfolio, stock selection in the health care sector benefited performance, as Wyeth outperformed following news that its most recent earnings were better than expected. The stock also reacted well after the announcement of positive results for its Alzheimer’s drug. Stock selection in the financials sector also contributed to performance. Insurance holdings such as Allstate, PartnerRe, and Willis Group Holdings defended well, and a lower exposure to banks, which have been significantly impacted by the credit crisis, also benefited. Within our information technology holdings, credit card processor Visa contributed to performance, as did IBM, due to its better-than-expected earnings announcement. Conversely, stock selection in the industrials sector detracted from performance. Some of our holdings with exposure to the aerospace industry, such as Boeing and Rockwell Collins, lagged due to

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concerns over the impact that high fuel prices may have on the demand for new aircraft. However, we are confident that these companies will benefit from the multi-year, diverse backlog of aircraft demand, particularly since new planes are far more fuel-efficient. Stock selection in the energy sector also detracted from performance, due to less exposure to some companies more levered to the price of oil and natural gas.

For the Lazard U.S. Strategic Equity Portfolio, outperformance was primarily driven by positive stock selection in the financials, health care, and energy sectors. In the financials sector, Public Storage announced better-than-expected earnings due to cost synergies associated with the acquisition of competitor Shurgard Self Storage. Public Storage also raised its quarterly dividend by 10%. We have also added to performance by avoiding many of the financials stocks that were most directly impacted by subprime credit issues in the United States. We retain underweight positions in companies engaged in credit extension, as they face an increasing need to raise more capital to restore their balance sheets. Banks in particular, regardless of their size, have come under strong pressure in recent months, as investors are concerned about their capital adequacy and dilution risk through capital infusion. Similar to the Lazard U.S. Equity Value Portfolio, Wyeth outperformed in the Lazard U.S. Strategic Equity Portfolio as well, for the reasons outlined above. We remained slightly underweight in energy, and our stock selection was solely responsible for our performance in the sector. Massey Energy continued to perform well due to rising coal prices, particularly metallurgical coal, which is used in the process of steelmaking. Conversely, stock selection in the consumer discretionary sector detracted from performance, as shares of R.H. Donnelley and Idearc, publishers of the Yellow Pages directories, sharply declined. R.H.

Donnelley reported revenues below expectations, and management’s guidance for next year was disappointing. The decline in sales was more than had been forecast, which had a pronounced impact on the company’s relatively high debt levels. As a result, we sold both positions. Stock selection in the telecom services sector also hurt performance. Shares of Sprint Nextel continued to decline, as the company’s efforts to retain subscribers have not been effective, and management’s outlook for next quarter subscriber losses were worse than expected. We exited the position due to deteriorating fundamentals of the company.

In the Lazard U.S. Mid Cap Equity Portfolio, performance was primarily driven by positive stock selection in the financials, health care, and energy sectors. Similar to the Lazard U.S. Strategic Equity Portfolio, avoiding financials stocks that were most directly impacted by subprime credit issues, as well as our position in Public Storage, helped Portfolio returns. In healthcare, Omnicare, a provider of pharmacy services to nursing homes, rebounded from earlier weakness after reporting better-than-expected earnings. Our selection of energy stocks was solely responsible for our performance in the sector, as Massey Energy and Foundation Coal rose sharply during the period. These stocks have performed well, as prices for coal used in power plants and steelmaking climbed to new highs amid surging demand. Conversely, R.H. Donnelley and Idearc both hurt returns in the Lazard U.S. Mid Cap Equity Portfolio, for reasons outlined above. We sold both of these positions in the Portfolio as well. Stock selection in the industrials sector also hurt performance. Again, some of our holdings with exposure to the aerospace industry, such as Spirit AeroSystems and Textron, lagged due to concerns over the impact that high fuel prices will have on the demand for new aircraft. Stock selection in

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the consumer staples sector also detracted from performance. Smithfield Foods, the world’s largest hog producer and pork processor, declined after reporting disappointing earnings as a result of surging feed costs. However, we believe that the company will benefit as hog prices improve, offsetting the higher feed costs. Coca-Cola Enterprises, a company that bottles and distributes the Coca-Cola Company’s beverages, declined after reporting disappointing earnings for the most recent quarter. Sales in North America were hurt by slowing demand for immediate-consumptions products due to slower traffic at gas stations and convenience stores.

Lazard U.S. Small Cap Equity Portfolio

As previously announced on June 17, 2008, the Portfolio, effective August 25, 2008, will change its name to Lazard U.S. Small-Mid Cap Equity Portfolio. The Portfolio will invest at least 80% of its assets in equity securities of small-mid cap U.S. companies. Also, effective August 25, 2008, the new Portfolio management team will be Daniel Breslin and Andrew Lacey.

For the six months ended June 30, 2008, Lazard U.S. Small Cap Equity Portfolio’s Institutional Shares posted a total return of (8.98)%, while Open Shares posted a total return of (9.27)%, as compared with the (9.37)% return for the Russell 2000® Index.

The first half of the year was volatile, as the market sold-off throughout the first quarter, rebounded in April and May, and then pulled back sharply in June. The energy sector, the only sector posting a positive return, continued to lead the Russell 2000 Index and returned over 40% for the year to date. All other sectors were negative, with the majority returning -10% or worse.

The primary drivers of the Portfolio’s performance for the year-to-date were stock selection in the materials sector, and underweight positions in the financials and consumer discretionary sectors. Stock selection and an overweight exposure to the energy sector also contributed to returns. Conversely, stock selection in the health care and information technology sectors, and an overweight position in the telecom services sector, were the main detractors for the period.

The materials sector was the largest source of return, as Olympic Steel, a processor and distributor of steel products, and Schnitzer Steel Industries, a steel scrap recycling operation, were both up over 40% due to strong demand for steel products. Flotek Industries, a specialty materials and oil field services company, also posted strong results, as the company rebounded from its March lows.

While financials stocks were among the weakest performing in the Index, we were able to add value through stock selection and an underweight position in the sector. We remain selective about which companies to own, as we are trying to limit exposure to balance sheet risk. We continue to find opportunity in real estate investment trusts (REITs) and non-bank financials, as evidenced by the performance of REIT holdings, Digital Realty Trust and Mid-America Apartment Communities, as well as asset management company Waddell & Reed. We continue to focus on higher-quality companies with earnings visibility, and have limited exposure to many of the companies that sold-off significantly during the period.

Stock selection in the energy sector was positive, as many companies posted strong returns. Goodrich Petroleum, an oil and gas exploration and production company, more than doubled as expectations grew for one of its newer natural gas properties. Foundation Coal Holdings and Alpha Natural Resources, both domestic coal producers,

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also posted strong results. The companies continue to see strong demand and improved pricing for coal. Several of our other oil service companies, such as Dril-Quip, Oceaneering International and W-H Energy Services, also did well, as demand remains strong for oil field services.

Within the health care sector, Air Methods, a provider of emergency transport services, was down on missed earnings due to increasing fuel costs and poor weather conditions. A helicopter crash late in the second quarter further worried investors. We believe prospects remain strong for the company, and continue to hold the stock. Five Star Quality Care, an operator of senior living centers, also disappointed, primarily due to declining occupancy concerns as seniors are having a difficult time selling their homes to move into Five Star facilities.

Lazard U.S. Small Cap Equity Value Portfolio

The Lazard U.S. Small Cap Equity Value Portfolio just completed its first quarter of operations. For the quarter, the Portfolio’s Institutional Shares posted a total return of (6.60)%, while Open Shares posted a total return of (6.70)%, as compared with the (3.55)% return for the Russell 2000 Value Index.

While the Portfolio’s underperformance during its initial quarter was disappointing, as discussed in more detail below, we are confident that the experienced Portfolio management team, with an average of 12 years of industry experience, has positioned the Portfolio appropriately for the second half of the year.

The energy sector continued to lead the Russell 2000 Value Index, returning over 40.0% for the second quarter. The financials, consumer discretionary and consumer staples sectors all declined over 12.0%, as concerns mounted over credit at banks, and a slowdown in consumer spending due to higher energy prices and a slowing economy.

The first day of active trading for the Portfolio saw a very strong positive movement in the market as the benchmark, the Russell 2000 Value Index, rebounded off its March lows to gain more than 3.3% on the Portfolio’s first day of trading. Since the first day of trading for the Portfolio proved to be the highest close of the Index for the quarter, this strong upswing cost the Portfolio about 190 bps of relative returns. Also detracting from performance was stock selection in the materials and industrials sectors, as well as an underweight exposure to the energy sector. On a positive note, performance drivers for the quarter included an underweight position in the financials sector, and stock selection in the information technology sector, which added to performance.

Bank stocks traded off sharply during the second quarter, as problem loans mounted and many banks were forced to issue equity to bolster their capital levels. Despite historically low valuations, we remain underweight in banking companies, given deteriorating balance sheets and the high risk of failure. This underweight exposure helped performance during the period. As banks are the largest single industry in the Russell 2000 Value Index, we were not able to completely avoid issues within our bank holdings, and poor stock selection in the sector somewhat offset the positive impact of our underweight exposure. We purchased Colonial Banc-Group and South Financial Group during the period, after they issued equity to shore-up their capital. However, both of these positions are down significantly, as these capital raises may not be sufficient in the face of rapidly deteriorating credit. We believe banks will be a source of extreme volatility for the remainder of the year.

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In the information technology sector, Comtech Telecommunications, a provider of satellite equipment, rebounded from a first-quarter sell off, as the company acquired its largest competitor and delivered much better-than-expected quarterly results. Adtran, a telecommunications equipment provider, posted better-than-expected earnings, fueled by increasing demand for a new product.

Stock selection in the materials sector was the biggest detractor of performance during the period. Scotts Miracle-Gro, a lawn and garden products company, suffered due to a soft spring planting season, product recalls, and accelerating input costs. Eagle Materials, a manufacturer of wallboard and cement, declined due to skyrocketing energy costs.

Stock selection in the industrials sector also hurt performance as Air Transport Services Group (ATSG), a provider of air cargo transportation services, declined significantly during the second quarter following the loss of DHL’s United States business to UPS. While the DHL contract accounted for 50.0% of pre tax earnings, ATSG has been building an attractive third-party business that we believe is significantly undervalued. We are comfortable with ATSG’s financial strength, and continue to hold the position. AAR, a provider of aftermarket services to the aerospace industry, declined due to concerns about the health of the aviation industry given elevated fuel costs and the slowing economy.

Despite a modest underweight position in the energy sector, the Portfolio lost relative performance due to exceptionally strong returns in exploration and production (E&P) companies. Positive stock selection in energy services partially mitigated the impact of the underweight position in E&P.

Given the continued sell off in small-cap value stocks, we are excited about the long-term investment opportunities in front of us.

We are seeing valuations in many leading companies that we haven’t seen in a decade, and we are using the current volatility as an opportunity to upgrade the quality of the Portfolio. However, the current economic environment creates a high level of near-term uncertainty and risk. As we navigate the challenging economic backdrop, we believe that our discipline of investing in attractively-valued companies, with financial strength, and undergoing positive changes will allow us to add value in the future.

Lazard U.S. Small Cap Equity Growth Portfolio

For the six months ended June 30, 2008, Lazard U.S. Small Cap Equity Growth Portfolio’s Institutional Shares posted a total return of (17.01)%, while Open Shares posted a total return of (17.17)%, as compared with the (8.93)% return for the Russell 2000 Growth Index.

For the first half of the year, stock selection in the materials sector was the largest positive contributor to performance. Conversely, stock selections in consumer discretionary, industrials and information technology companies, along with an underweight exposure to the energy sector were the main detractors from performance. Within the Index, companies with the highest expected growth rates (greater than 20%), highest price to earnings ratios, and smallest market caps were amongst the worst performers, as inflationary fears caused investors to question growth sustainability. Many of these factors worked against us, as we hold overweight positions in smaller companies, and saw multiples compress for our holdings with higher price to earnings ratios.

Our holdings in the materials sector were among the biggest contributors to performance. Reliance Steel & Aluminum, a distributor and processor of steel and aluminum, raised its forecast estimates amid

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strong demand and improving prices. Intrepid Potash, an agricultural chemicals producer of potash for fertilizers, also posted strong results, as demand and pricing conditions remained strong.

Weakness in several consumer discretionary stocks was the biggest detractor of performance during the period. In general, many stocks in this sector have declined, as investors are concerned that higher energy prices and deteriorating credit conditions will limit consumer spending, and thus impact the growth rates of these franchises. We have maintained a position in Dick’s Sporting Goods because it has been a market leader in the sporting goods space. The company lowered guidance, as macroeconomic factors have finally started to impact the business, particularly within its Golf Galaxy product line. We believe the company is still well-positioned for long-term growth. Crocs, the resin cell shoe company, also took a downturn as the company reduced guidance in April due to slower growth. The basic product appears to have found a stable niche in footwear, but concerns remain over its ability to maintain growth, especially internationally. We still believe there is upside to this stock, as valuations are reasonable even considering the reduced growth rates. Life Time Fitness, an operator of fitness centers, is another example of a well-positioned company that experienced a sharp decline due to concerns about slowing growth.

Within the industrials sector, BE Aerospace, a market leader in interior products and after-market services for the aviation industry, was the main detractor from performance. This is one of the largest holdings in the Portfolio, and our confidence in this business remains high. The fundamentals for the company remain strong, despite negative sentiment for the group. The company maintains a strong backlog of orders, and over 80% of its busi-

ness is with international commercial carriers, where there is still secular industry growth. Huron Consulting Group saw its share price fall early in the first quarter due to concerns over valuation. Shares fell further in March after missed earnings from weakness in the company’s financial consulting segment. Momentum for this unit is expected to pick up later in the year. We remain confident in the long-term business prospects of this company.

The information technology sector was the other major detractor in the first half. RF Micro Devices was a disappointment, as the company lost market share in its integrated circuit products. This failure to execute impaired the franchise value, and we exited the position. Interactive Intelligence, a provider of software enterprise systems, and AuthenTec, the market leader in fingerprint identification systems, showed significant stock price weakness, despite what we consider to be solid execution. We continue to hold both companies, as we believe the stock prices will improve as the market recognizes the underlying strength in these franchises.

Strong performance in our energy holdings was more than offset by our relative underweight position in the sector. Dril-Quip, a supplier of deep-sea products and services, as well as EXCO Resources, a domestic natural gas exploration and production company, both reported strong results. Despite this, we were unable to make up for the approximately 3% underweight position. We continue to seek opportunities in energy companies, but are mindful of the risk/reward trade-off, as many companies have share prices that do not seem justified by potential growth rates.

Lazard Global Equity Income Portfolio

Since inception on March 31, 2008 through June 30, 2008, the Lazard Global Equity

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Income Portfolio’s Institutional Shares posted a total return of (8.00)%, while Open Shares posted a total return of (8.10)%, as compared with the (1.58)% return for the MSCI All Country World® Index.

High-yielding stocks are currently in a cyclical period of underperformance, caused mainly by the credit crisis and the characteristic exposure of high-yield stocks to the financials and consumer discretionary sector. During the period, the Portfolio was hurt by the substantial underperformance of high-yielding stocks, as typically high-yielding sectors such as financials continued to lag, and the cheapest, highest-yielding stocks within individual sectors trailed their highly valued peers.

In the materials sector, the primary source of underperformance was a relative lack of exposure to large global mining companies such as Rio Tinto and BHP Billiton. Elsewhere, Pretoria Portland Cement was weak due to concerns over economic growth and political stability in South Africa. However, we feel the valuation of the companies within this sector discounts an extended period of commodity prices well above historical norms. We believe there is the potential for commodity prices to fall going forward, as economic weakness spreads from the United States to Europe, and ultimately to the resource-intensive emerging markets, as the sharp rise in commodity prices depresses demand and encourages new supply.

An underweight exposure and defensive positioning in the energy sector hurt the Portfolio’s performance during the period. In the energy sector, our higher-yielding integrated companies performed well, but they could not keep pace with the sharp rise in smaller exploration and energy services companies, whose business performance is much more sensitive to the price of oil.

Holdings in the financials and consumer discretionary sectors continued to perform poorly over concerns that the impact of the credit crisis will linger, and that rising commodity prices will reduce consumer buying power, and prevent central banks from loosening monetary policy to spur growth. However, financials stocks globally are trading at about 1.3 times book value, the lowest in the past 20 years. Financials are yielding roughly 4.5%, the highest during this period, and comparable to the level of 10-year government bonds in most developed countries.

Historically, high-dividend-yielding equities have outperformed over the long term due to the effectiveness of a yield screen for finding cash-generative, out-of-favor companies, as well as to the capital discipline that a sizable dividend payment encourages on the part of managements. However, there are cycles of performance of high-yielding stocks, and the credit crisis has triggered sharp underperformance due to the substantial exposure to the financials and consumer discretionary stocks. We feel the valuations of high-yielding stocks are quite compelling following their underperformance during the past year, and that the Portfolio is well positioned to take advantage of the current opportunities in the financial sector.

Lazard International Equity Portfolio

For the six months ended June 30, 2008, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of (13.22)%, while Open Shares posted a total return of (13.40)%, as compared with the (10.96)% return for the MSCI EAFE Index.

While we were disappointed with the Portfolio’s performance during the first half, there were some positive aspects. The Portfolio benefited from an underweight position and stock selection in the financials sector. Performance was also aided by an overweight exposure to, and stock selection in, the energy

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sector. The main drivers in this sector were Tenaris and Total. The high price of oil benefited Tenaris, as it sells pipes to the oil industry. Tenaris also reacted positively to speculation that the United States might restrict the import of similar Chinese pipes. Total bounced back from earlier weakness. Though the company’s results were in-line with expectations, we believe that Total stands to benefit from the price of oil as long as it continues to trade above $75 per barrel.

Conversely, sector allocation and stock selection in the materials sector hurt performance. The overall lack of exposure to the major mining companies limited the Portfolio’s participation in the global commodities boom, as the major mining companies negotiated, in the first quarter, an agreement to supply coking coal at nearly double the price of a year ago. Performance also suffered from an underweight position and stock selection in the industrials sector. Notably, shares of Siemens, a large German industrial holding, lagged as earnings reports and announcements have shown that the company’s restructuring will be a longer process than some investors had expected. However, we feel significant value could be added by bringing Siemens’ profitability in line with global peers, and believe that management’s strategy to accomplish this is sound.

We believe that the recent volatility has created opportunities among high-quality franchises. We also believe that the Portfolio is well positioned for such an environment due to our focus on consistently profitable, high-quality companies.

Lazard International Equity Select Portfolio

For the six-month period ended June 30, 2008, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of (10.70)%, while Open Shares posted a total return of (10.92)%, as com-

pared with the (10.96)% return of the MSCI EAFE Index.

At the sector level, our significant underweight exposure to the materials sector hurt relative returns as, commodity-related stocks advanced markedly. Materials stocks, particularly mining companies, surged on the back of many commodities reaching new cycle highs, production bottlenecks, and earnings upgrades. Not owning mining stocks BHP Billiton and Rio Tinto, for example, impaired relative returns.

In contrast, our significant underweight position in the financials sector, and our stock picking successes with bank stocks proved very helpful. Owning U.K. insurer Prudential was, however, a drag on returns as worries surfaced over a possible weakening in its Asian markets.

Our overweight position in the energy sector also proved helpful due to the rising oil and gas prices. Our stock selection here has, however, been weak, although ENI and Total both added value.

Elsewhere, positive stock selection in the utilities and information technology sectors was overshadowed by weak stock picking in the industrials and consumer staples sectors, as well as an overweight exposure to the consumer staples sector. In the industrials sector, Siemens has struggled following an unexpected profit warning in March after revealing substantial order delays and cancellations.

Suez, the French utility company, has been a solid performer for the Portfolio. The stock has been boosted by the progress made with the impending merger with Gaz de France. The market is anticipating strong synergies and cost cutting benefits from this union.

In consumer staples, Nestle added value on the back of better-than-expected earnings

Semi-Annual Report  11

with strong sales growth and continued margin expansion, even in a period of rising input costs. However, our position in the French food processing company Groupe Danone detracted from returns following market worries over the possibility of slowing sales in emerging markets, and concerns that Western consumers are rejecting premium-brand consumer staples products in favor of cheaper, private label alternatives.

In the information technology sector, Nokia declined on the back of weaker conditions in the mobile phone handset market. More positively, Canon, the Japanese office equipment maker, performed solidly for the Portfolio.

While healthcare stocks Novartis and Roche proved helpful, as the defensive properties of the sector were in demand during the market unrest, our holding in Sanofi-Aventis hurt performance and was sold from the Portfolio.

The global economy has had to wrestle with two major shocks since last August: the seizure of global credit markets and record oil prices. With inflationary pressures also building around the globe, central bankers in the developed world are now torn between the need to stave off a serious contraction in economic growth and the requirement to maintain price stability. A number of economies – the United States, Spain, Ireland and the United Kingdom amongst them – are now seemingly experiencing significant corrections to their previously rampant domestic housing markets, with dramatic consequences for consumer sentiment in these markets.

Despite a disappointing year to date for consumer staples stocks that has seen them fail to exhibit their traditional defensive qualities, we remain substantially overweight in the sector. Elsewhere, we retain our underweight exposure to materials stocks.

Lazard International Strategic Equity Portfolio

For the six months ended June 30, 2008, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of (12.23)%, while Open Shares posted a total return of (12.40)%, as compared with the (10.96)% return for the MSCI EAFE Index.

Positive contributors for the period included stocks geared toward rising liquefied natural gas (LNG) and coal prices, such as Inpex Holdings, Mitsubishi, and U.K. Coal. However, this positive stock selection was offset by our lack of exposure to pure mining and steel companies such as Rio Tinto and ArcelorMittal. Italian process construction company Maire Tecnimont (later sold from the Portfolio) and cables company Prysmian both benefited from rising expenditures in the energy industry, while pharmaceutical stock Novartis began to reflect the resilience of its earnings. Russian rail company GlobalTrans performed well subsequent to its IPO. In financials, our low exposure to the sector and, in particular, to property and the most vulnerable European banks was helpful during the quarter. In the utilities sector, British Energy was a clear beneficiary of rising power prices. Gaz de France gained as its merger with Suez neared completion.

The major negatives during the quarter included stocks with demand exposure to consumers and construction. Holdings with such exposure included building materials group CRH, automotive stock Daimler, logistics company Deutsche Post, flavors company Symrise, and food company Groupe Danone. Japan Tobacco fell due to tax concerns; Imperial Tobacco was weak due to worries over its levels of debt; and BAE Systems was weak due to fears over U.S. defense spending. Many of these concerns we see as materially overstated,

12  Semi-Annual Report

though we did sell our holdings in Deutsche Post and Groupe Danone. Our emerging markets holdings were also weak, especially Grasim Industries, the Indian cement company, which suffered from government interference in its pricing. Our Egyptian holdings (including Eastern Tobacco) were hurt by the macroeconomic concerns surrounding inflation.

Last summer witnessed the beginning of a material change in the price and availability of debt. This year has been accompanied by rising inflation, as many key commodity prices have continued to rise. This has led to a marked deterioration in the economic environment, with demand falling and costs rising for many companies. Europe had been relatively resilient, which has recently changed, while the outlook for emerging markets, especially those with current account deficits, is also becoming tougher. While this creates a difficult backdrop for investing, markets are starting to reflect the new economic environment, and we believe valuation opportunities are emerging. The Portfolio team continues to focus on stock selection, seeking companies with sustainably high or improving returns that are trading at attractive valuations, and remains confident that the strong track record of this philosophy will continue in a variety of market conditions.

Lazard International Small Cap Equity Portfolio

For the six months ended June 30, 2008, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of (8.87)%, while Open Shares posted a total return of (9.04)%, as compared with the (10.48)% return for the MSCI EAFE Small Cap Index.

Having peaked early in the second half of 2007, international small cap stocks officially entered bear market territory at the begin-

ning of 2008. Markets remained difficult through the first half of 2008, as international equity markets experienced another period of double digit declines. However, given our focus on balance sheets, cash flows and valuations, the Portfolio was able to outperform over the period. The Portfolio exhibited positive stock selection, particularly in the industrials sector, and geographically in Europe and Japan. Conversely, stock selection in the financials and consumer discretionary sectors contributed negatively to performance, as did stock selection in Australia.

Enodis, a U.K.-based manufacturer of ovens, ice machines, fryers, cookers and other food preparation equipment, continued its strong year-to-date performance after the company was bid for by its competitor, Manitowoc, back in April. In the early part of May, Illinois Tool Works decided to make a counter offer for Enodis, at 280 pence per share. Manitowoc then increased its bid to 294 pence per share, representing a premium of over 100% to where the shares were trading before the first bid emerged. Although an increased bid from this level is possible, we believe Enodis has approached fair value, and have reduced the position accordingly.

Holdings in Hisamitsu Pharmaceutical outperformed for the period. Hisamitsu is a Japanese specialty pharmaceutical company, with transdermal absorption drug technology. The company’s main pain-relief product, Mohrus Tape, continues to post strong sales. Additionally, Hisamitsu’s plans to launch a new pain relief patch in August 2008, Norspan, provides greater visibility of 2009 earnings potential. In the long term, the company’s efforts to expand in the United States could also support earnings growth. In the near term, Hisamitsu’s low exposure to the United States, coupled with the recent strength in the yen, adds to the

Semi-Annual Report  13

positive to market sentiment for the company. We remain positive on the shares.

An underperformer for the first half was Japan-based Eizo Nanao, a company that develops, designs and markets computer displays. The company is strong in niche markets such as medical equipment displays and graphic design-use equipment. Approximately half of its monitor sales are for amusement machines marketed by a third party. In early March, Eizo Nanao announced a downward revision to its sales and profit forecasts for fiscal year ending March 2008. Fourth quarter sales of a recently remodeled amusement machine were much lower than projected, and the company was forced to lower production by over 80% compared to the third quarter pre-launch volumes. This impacted capacity utilization and negative operating leverage. Given the economic slowdown and limited visibility as to refilling the capacity, we have exited the position.

Questions about global economic health remain as we enter the second half of 2008, namely, how severe will the U.S. housing downturn be? What will be the impact of the U.S. subprime crisis on the general economy and how will the U.S. consumer respond? While these issues are mainly U.S.-centric, their impact may be felt around the world. Other more widespread concerns such as commodity-price inflation, particularly in energy, could also impact economic development going forward. Currency fluctuations, particularly the weak U.S. dollar, remain a concern as well. In this environment, discipline, in terms of business models and valuations, will be of the utmost importance. We believe that our focus on companies with strong fundamentals, high financial productivity, proven managements, strong cash flows, and strong balance sheets will prove beneficial going forward.

Lazard Emerging Markets Equity Portfolio

For the six months ended June 30, 2008, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of (7.91)%, while Open Shares posted a total return of (8.07)%, as compared with the (11.76)% return for the MSCI Emerging Markets Index.

For the first half, performance benefited from stock selection, led by the industrials, consumer discretionary and information technology sectors. Geographically, stock selection in India added to returns, as did an overweight exposure to Argentina and an underweight exposure to China. Positive performance was recorded in Tenaris, an Argentinean oil pipe manufacturer, due to investors’ optimism regarding its business trends. Shares of Israel Chemicals, an Israeli potash producer, benefited from higher potash prices. Exceptional performance was also recorded in Aquarius Platinum, a South African platinum producer, based on higher platinum prices.

Conversely, the Portfolio’s underweight exposure to the energy sector subtracted value. Stock selection within the telecom services sector, and within South Africa, also hurt performance. Shares of South African-based transportation group Imperial Holdings dropped over political concerns and fears of lower profitability due to higher interest rates. Grasim Industries, an Indian supplier of raw materials for the construction industry, performed poorly due to weaker-than-expected results in their viscose staple fiber business, as well as government intervention on cement exports and cement pricing. Shares in Turkcell, a leading Turkish cellular operator, finished lower due to the weak performance of Turkey’s market over the period.

Following this recent sharp correction, we are now constructive rather than neutral in

14  Semi-Annual Report

the short term. We remain positive in the medium and longer term, as we believe attractive relative value opportunities exist, and we anticipate further positive fundamentals.

Lazard U.S. High Yield Portfolio

For the six months ended June 30, 2008, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of 0.30%, while Open Shares posted a total return of 0.16%, as compared with the (1.28)% return for the Merrill Lynch High Yield Master II® Index.

Given the poor returns in equity and even investment grade securities, it is, in our opinion, a good showing. High yield was down hard in March, as fears of a financial systemic meltdown roiled the markets. However, high yield rebounded strongly in April, as confidence returned. The higher-quality focus of the Portfolio helped relative performance in the first quarter, but hurt performance in the second quarter. Portfolio performance was helped by an overweight exposure to the metals and mining and cable sectors, and an underweight exposure to the auto-related sectors. During the period, Portfolio performance was hurt by underweight positions in the utilities, energy, and technology sectors.

Recent history has demonstrated the Fed’s resolve in dealing with a systemic risk issue when it materially disrupts our financial markets. While new threats to financial stability continue to fester, we are confident these issues will be well managed over time. After mortgages and housing, we believe it is likely there will be issues in consumer automotive and credit card debt.

Year-to-date and over the last twelve months, better-quality high yield (BB) has strongly outperformed the lower-quality tiers. Better-quality high yield bonds may prove to be a more rewarding investment than equity- or investment-grade sectors in a stagnant or inflationary economy that experiences modestly rising interest rates. Once more, volatile markets are anticipated.

Lazard Capital Allocator Opportunistic Strategies Portfolio

From inception on March 26, 2008, through the quarter ended June 30, 2008, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares returned 3.10%. From inception on March 31, 2008, through the quarter ended June 30, 2008, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Open Shares posted a total return of 3.52%. The benchmark returns for the second quarter were (1.01)% for the custom blended Global Market Exposure Index*, and (1.66)% for the MSCI World® Index.

The Lazard Capital Allocator Opportunistic Strategies Portfolio is an actively-managed, unconstrained Portfolio of global investments, comprised of between 10 and 30 unique holdings that are adjusted dynamically to changing market and economic conditions. Portfolio weightings between equities and fixed income, countries, sectors, and asset classes are based on a forward-looking assessment of global capital markets using a proprietary probability methodology. Investments are made using baskets of securities including, but not limited to, exchange-traded funds (ETFs) and closed-end funds.

At June 30, portfolio positioning was approximately 63% in equity, and 37% in fixed-income investments. Within the equity allocation, performance benefited from diverse investments in the energy sector, including natural gas, oil and gas services, and nuclear energy ETFs. Global materials, commodities and natural resource-related investments also added to

Semi-Annual Report  15

performance, as were water resources and Brazil. Conversely, performance was hurt by investments in regional banks, financials, alternative energy and companies within the aerospace and defense industry.

An important component of the Portfolio in terms of risk management is the inclusion of fixed income as a diversifying asset and a hedge equity market exposure. For the quarter, fixed income investments were mostly flat in aggregate.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

*

The Global Market Exposure Index is a blended index constructed by the Investment Manager and is comprised of 36% Lehman U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR).

16  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Since
	Year	Inception†
U.S. Equity Value Portfolio**
Institutional Shares	(18.01)%	3.90%
Open Shares	(18.16)	3.64
Russell 1000 Value Index	(18.78)	2.42
*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was September 30, 2005.

Semi-Annual Report  17

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Since
	Year	Inception†
U.S. Strategic Equity Portfolio**
Institutional Shares	(16.57)%	2.99%
Open Shares	(16.84)	2.73
S&P 500 Index	(13.12)	3.48
*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was December 30, 2004.

18  Semi-Annual Report

Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Five	Ten
	Year	Years	Years
U.S. Mid Cap Equity Portfolio**
Institutional Shares	(21.23)%	10.09%	7.93%
Open Shares	(21.38)	9.78	7.60
Russell Midcap Index	(11.19)	13.05	8.09
*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Mid Cap Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  19

Lazard U.S. Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small Cap Equity Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Five	Ten
	Year	Years	Years
U.S. Small Cap Equity Portfolio**
Institutional Shares	(19.68)%	8.23%	5.10%
Open Shares	(19.97)	7.85	4.82
Russell 2000 Index	(16.19)	10.28	5.52
*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Small Cap Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

20  Semi-Annual Report

Lazard U.S. Small Cap Equity Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small Cap Equity Growth Portfolio and Russell 2000 Growth Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Since
	Year	Inception†
U.S. Small Cap Equity Growth Portfolio**
Institutional Shares	(19.78)%	(1.99)%
Open Shares	(20.09)	(2.26)
Russell 2000 Growth Index	(10.83)	0.56

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

The Portfolio invests in initial public offerings (“IPOs”). The effect of IPOs on the Portfolio’s performance may be significant, particularly given the relatively small size of this Portfolio. You should be aware that IPOs may not continue to be available for investment by the Portfolio or, if available, the effect of IPO investing on the Portfolio’s performance may not be as significant as the Portfolio’s asset size increases.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was February 28, 2006.

Semi-Annual Report  21

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Five	Ten
	Year	Years	Years
International Equity Portfolio**
Institutional Shares	(10.10)%	12.83%	3.75%
Open Shares	(10.42)	12.46	3.45
MSCI EAFE Index	(10.61)	16.65	5.83

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

22  Semi-Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Five	Since
	Year	Years	Inception†
International Equity Select Portfolio**
Institutional Shares	(9.88)%	12.73%	6.42%
Open Shares	(10.18)	12.40	6.12
MSCI EAFE Index	(10.61)	16.65	8.26

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 31, 2001.

Semi-Annual Report  23

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	Institutional Shares		Open Shares
	One Year	Since Inception†	One Year	Since Inception†
International Strategic Equity Portfolio**	(8.25)%	11.90%	(8.64)%	6.40%
MSCI EAFE Index	(10.61)	11.63	(10.61)	7.07
*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been wayived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

24  Semi-Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Five	Ten
	Year	Years	Years
International Small Cap Equity Portfolio**
Institutional Shares	(16.98)%	15.97%	8.31%
Open Shares	(17.22)	15.64	7.92
MSCI EAFE Small Cap Index	(18.64)	18.87	8.69
*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard International Small Cap Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  25

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Five	Ten
	Year	Years	Years
Emerging Markets Equity Portfolio**
Institutional Shares	4.29%	32.17%	15.22%
Open Shares	4.02	31.87	14.96
MSCI Emerging Markets Index	4.63	29.71	15.21
*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Emerging Markets Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

26  Semi-Annual Report

Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended June 30, 2008	One	Five	Ten
	Year	Years	Years
U.S. High Yield Portfolio**
Institutional Shares	1.06%	7.13%	2.00%
Open Shares	0.78	6.89	1.74
Merrill Lynch High Yield Master II Index	(2.11)	6.89	4.91
*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard High Yield Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  27

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2008 through June 30, 2008 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Period 1/1/08 - 6/30/08*	Annualized Expense Ratio During Period 1/1/08 - 6/30/08

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$868.40	$4.65	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.89	$5.02	1.00%
Open Shares
Actual	$1,000.00	$866.50	$6.03	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.52	1.30%

U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$896.30	$4.87	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.73	$5.19	1.03%
Open Shares
Actual	$1,000.00	$895.50	$6.36	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.77	1.35%

U.S. Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$910.10	$4.16	0.88%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.50	$4.41	0.88%
Open Shares
Actual	$1,000.00	$908.90	$5.39	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.22	$5.70	1.14%

28  Semi-Annual Report

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Period 1/1/08 - 6/30/08*	Annualized Expense Ratio During Period 1/1/08 - 6/30/08

U.S. Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$910.20	$4.92	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.20	1.04%
Open Shares
Actual	$1,000.00	$907.30	$6.57	1.39%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.97	$6.95	1.39%

U.S. Small Cap Equity Value Portfolio**
Institutional Shares
Actual	$1,000.00	$934.00	$6.01	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.27	1.25%
Open Shares
Actual	$1,000.00	$933.00	$7.46	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$7.79	1.55%

U.S. Small Cap Equity Growth Portfolio
Institutional Shares
Actual	$1,000.00	$829.90	$5.69	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.27	1.25%
Open Shares
Actual	$1,000.00	$828.30	$7.05	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.16	$7.77	1.55%

Global Equity Income Portfolio**
Institutional Shares
Actual	$1,000.00	$920.00	$5.97	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.27	1.25%
Open Shares
Actual	$1,000.00	$919.00	$7.40	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.16	$7.77	1.55%

International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$867.80	$4.36	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.20	$4.71	0.94%
Open Shares
Actual	$1,000.00	$866.00	$5.91	1.27%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.53	$6.39	1.27%

International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$893.00	$5.41	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.77	1.15%
Open Shares
Actual	$1,000.00	$890.80	$6.82	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.65	$7.27	1.45%

Semi-Annual Report  29

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Period 1/1/08 - 6/30/08*	Annualized Expense Ratio During Period 1/1/08 - 6/30/08
International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$877.70	$4.13	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.45	0.89%
Open Shares
Actual	$1,000.00	$876.00	$5.68	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.81	$6.11	1.22%

International Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$911.30	$5.22	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.40	$5.51	1.10%
Open Shares
Actual	$1,000.00	$909.60	$6.68	1.41%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.87	$7.06	1.41%

Emerging Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$920.90	$5.56	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.08	$5.84	1.16%
Open Shares
Actual	$1,000.00	$919.30	$6.79	1.42%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.78	$7.14	1.42%

U.S. High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,003.00	$2.74	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.13	$2.77	0.55%
Open Shares
Actual	$1,000.00	$1,001.60	$4.23	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.63	$4.27	0.85%

Capital Allocator Opportunistic Strategies Portfolio**
Institutional Shares
Actual	$1,000.00	$1,031.00	$5.15	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.79	$5.12	1.02%
Open Shares
Actual	$1,000.00	$1,035.20	$6.68	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.62	1.32%
*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).
**

U.S. Small Cap Equity Value and Global Equity Income Portfolios commenced operations on March 31, 2008. Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares and Open Shares commenced operations on March 26, 2008 and March 31, 2008, respectively.

30  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2008 (unaudited)

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small Cap Equity Portfolio	Lazard U.S. Small Cap Equity Value Portfolio
Consumer Discretionary	8.9%	9.7%	10.9%	9.4%	11.4%
Consumer Staples	5.2	16.4	9.6	—	2.2
Energy	20.1	12.6	13.1	10.6	8.3
Financials	24.6	11.7	16.5	12.3	24.3
Health Care	11.2	13.7	9.2	13.3	5.5
Industrials	7.7	10.0	12.5	17.9	10.2
Information Technology	6.9	16.7	13.3	19.7	20.3
Materials	4.1	4.5	6.3	6.1	7.4
Telecommunication Services	4.5	1.9	1.3	3.4	—
Utilities	5.0	1.5	4.0	0.6	7.8
Short-Term Investments	1.8	1.3	3.3	6.7	2.6
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard U.S. Small Cap Equity Growth Portfolio	Lazard Global Equity Income Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio
Consumer Discretionary	18.3%	10.2%	4.0%	2.4%	4.8%
Consumer Staples	—	9.6	17.0	16.2	14.6
Energy	8.7	11.6	12.4	14.0	12.5
Financials	2.7	19.9	20.1	17.2	18.7
Health Care	8.7	5.3	10.6	9.2	7.4
Industrials	20.6	5.2	8.9	7.9	12.1
Information Technology	30.7	7.4	5.6	7.7	2.3
Materials	5.0	6.4	2.2	2.0	5.8
Telecommunication Services	—	12.4	9.0	12.0	8.7
Utilities	—	2.9	7.3	9.1	10.6
Short-Term Investments	5.3	9.1	2.9	2.3	2.5
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio
Consumer Discretionary	10.0%	12.1%	1.2%
Consumer Staples	1.1	9.4	2.4
Energy	7.3	7.4	16.4
Financials	18.2	18.0	9.3
Fixed Income	—	—	31.9
Health Care	7.6	—	0.4
Industrials	32.1	7.5	11.7
Information Technology	9.9	12.5	7.7
Materials	10.7	13.8	8.7
Telecommunication Services	—	9.7	0.3
Utilities	1.0	1.8	3.2
Short-Term Investments	2.1	7.8	6.8
Total Investments	100.0%	100.0%	100.0%
*	Represents percentage of total investments.

Semi-Annual Report  31

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating June 30, 2008 (unaudited)

S&P Credit Rating*	Lazard U.S. High Yield Portfolio
BBB	2.1%
BBB-	11.7
BB+	11.5
BB	11.4
BB-	18.1
B+	11.1
B	14.2
B-	8.3
CCC+	3.5
CCC	1.4
Short-Term Investments	6.7
Total Investments	100.0%
*	Represents percentage of total investments.

32  Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2008 (unaudited)

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks | 99.2%

Alcohol & Tobacco | 1.4%
Altria Group, Inc.	4,100	$84,296
Reynolds American, Inc.	1,000	46,670
		130,966

Automotive | 0.9%
The Goodyear Tire & Rubber Co. (a)	4,470	79,700

Banking | 5.6%
Bank of America Corp.	6,711	160,192
Bank of New York Mellon Corp.	3,674	138,987
City National Corp.	1,100	46,277
SunTrust Banks, Inc.	1,165	42,196
Wells Fargo & Co.	5,280	125,400
		513,052

Cable Television | 1.1%
Comcast Corp., Class A	5,430	101,867

Chemicals | 2.3%
Cytec Industries, Inc.	800	43,648
Du Pont (E.I.) de Nemours & Co.	1,200	51,468
The Dow Chemical Co.	3,220	112,410
		207,526

Computer Software | 1.6%
Microsoft Corp.	5,320	146,353

Consumer Products | 2.1%
International Flavors & Fragrances, Inc.	1,400	54,684
Mattel, Inc.	2,800	47,936
The Procter & Gamble Co.	1,385	84,222
		186,842

Drugs | 7.3%
Merck & Co., Inc.	5,100	192,219
Pfizer, Inc.	14,894	260,198
Schering-Plough Corp.	4,800	94,512
Wyeth	2,500	119,900
		666,829

Description	Shares	Value

Electric | 5.0%
American Electric Power Co., Inc.	1,300	$52,299
Entergy Corp.	950	114,456
Exelon Corp.	1,360	122,345
FirstEnergy Corp.	1,000	82,330
PG&E Corp.	2,200	87,318
		458,748
Energy Exploration & Production | 5.2%
Anadarko Petroleum Corp.	1,500	112,260
Apache Corp.	660	91,740
Devon Energy Corp.	855	102,737
Newfield Exploration Co. (a)	1,170	76,342
Occidental Petroleum Corp.	980	88,063
		471,142
Energy Integrated | 14.1%
Chevron Corp.	3,661	362,915
ConocoPhillips	2,750	259,573
Exxon Mobil Corp.	6,556	577,780
Marathon Oil Corp.	1,520	78,842
		1,279,110
Energy Services | 1.1%
Baker Hughes, Inc.	600	52,404
Exterran Holdings, Inc. (a)	700	50,043
		102,447
Financial Services | 9.6%
Ameriprise Financial, Inc.	1,700	69,139
Capital One Financial Corp.	1,800	68,418
Citigroup, Inc.	10,620	177,991
Franklin Resources, Inc.	500	45,825
Invesco, Ltd.	2,300	55,154
JPMorgan Chase & Co.	4,276	146,710
Legg Mason, Inc.	1,200	52,284
Morgan Stanley	1,850	66,729
Prudential Financial, Inc.	1,400	83,636
The Goldman Sachs Group, Inc.	300	52,470
Visa, Inc.	700	56,917
		875,273
Food & Beverages | 1.4%
Coca-Cola Enterprises, Inc.	3,700	64,010
Kraft Foods, Inc., Class A	2,304	65,549
		129,559
Forest & Paper Products | 1.5%
Kimberly-Clark Corp.	1,079	64,503
Pactiv Corp. (a)	3,400	72,182
		136,685

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)
Health Services | 1.9%
Aetna, Inc.	2,000	$81,060
WellPoint, Inc. (a)	1,950	92,937
		173,997
Insurance | 9.7%
American International Group, Inc.	3,500	92,610
Everest Re Group, Ltd.	950	75,725
Lincoln National Corp.	2,081	94,311
MetLife, Inc.	1,020	53,825
PartnerRe, Ltd.	1,300	89,869
The Allstate Corp.	2,480	113,063
The Hartford Financial Services Group, Inc.	1,700	109,769
The Travelers Cos., Inc.	2,715	117,831
W.R. Berkley Corp.	2,600	62,816
Willis Group Holdings, Ltd.	2,300	72,151
		881,970
Leisure & Entertainment | 5.5%
Brinker International, Inc.	3,800	71,820
Cinemark Holdings, Inc.	5,100	66,606
News Corp., Class A	5,741	86,345
Time Warner, Inc.	12,700	187,960
Viacom, Inc., Class B (a)	2,800	85,512
		498,243
Manufacturing | 8.5%
Energizer Holdings, Inc. (a)	900	65,781
General Electric Co.	12,875	343,634
Honeywell International, Inc.	1,300	65,364
Rockwell Collins, Inc.	1,400	67,144
Textron, Inc.	1,200	57,516
The Boeing Co.	2,000	131,440
United Technologies Corp.	750	46,275
		777,154
Medical Products | 2.1%
Johnson & Johnson	3,000	193,020

Metals & Mining | 0.5%
Newmont Mining Corp.	900	46,944

Real Estate | 0.5%
CBL & Associates Properties, Inc. REIT	2,100	47,964

Description	Shares	Value

Retail | 1.0%
J.C. Penney Co., Inc.	1,000	$36,290
Phillips-Van Heusen Corp.	1,400	51,268
		87,558
Semiconductors & Components | 0.8%
Flextronics International, Ltd. (a)	8,110	76,234

Technology | 0.9%
International Business Machines Corp.	660	78,230

Technology Hardware | 3.1%
Brocade Communications Systems, Inc. (a)	7,800	64,272
Dell, Inc. (a)	4,200	91,896
Hewlett-Packard Co.	1,500	66,315
Motorola, Inc.	7,640	56,078
		278,561
Telecommunications | 4.5%
AT&T, Inc.	9,030	304,221
Verizon Communications, Inc.	2,959	104,748
		408,969
Total Common Stocks
(Identified cost $10,275,625)		9,034,943

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 1.8%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $175,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $173,338) Proceeds of $169,005 (Identified cost $169,000)	$169	169,000
Total Investments | 101.0%
(Identified cost $10,444,625) (b)		$9,203,943
Liabilities in Excess of Cash and Other Assets | (1.0)%		(93,153)
Net Assets | 100.0%		$9,110,790

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks | 98.0%

Alcohol & Tobacco | 4.3%
Altria Group, Inc.	24,500	$503,720
Molson Coors Brewing Co., Class B	20,100	1,092,033
Philip Morris International, Inc. (a)	18,300	903,837
Reynolds American, Inc.	23,900	1,115,413
		3,615,003
Automotive | 0.8%
The Goodyear Tire & Rubber Co. (a)	36,600	652,578

Banking | 3.0%
Bank of America Corp.	26,214	625,728
Bank of New York Mellon Corp.	51,500	1,948,245
		2,573,973
Cable Television | 2.3%
Comcast Corp., Class A	103,200	1,936,032

Chemicals | 1.5%
The Dow Chemical Co.	35,400	1,235,814

Computer Software | 6.9%
Microsoft Corp.	152,735	4,201,740
Oracle Corp. (a)	52,100	1,094,100
Symantec Corp. (a)	26,500	512,775
		5,808,615
Drugs | 6.8%
Barr Pharmaceuticals, Inc. (a)	23,300	1,050,364
Merck & Co., Inc.	28,000	1,055,320
Pfizer, Inc.	24,900	435,003
Wyeth	67,800	3,251,688
		5,792,375
Electric | 1.5%
American Electric Power Co., Inc.	31,600	1,271,268

Energy Integrated | 10.9%
Chevron Corp.	15,800	1,566,254
ConocoPhillips	24,500	2,312,555
Exxon Mobil Corp.	26,300	2,317,819
Marathon Oil Corp.	18,000	933,660
Massey Energy Co.	18,500	1,734,375
Valero Energy Corp.	9,800	403,564
		9,268,227

Description	Shares	Value

Energy Services | 1.6%
BJ Services Co.	41,870	$1,337,328

Financial Services | 3.1%
Citigroup, Inc.	59,522	997,589
JPMorgan Chase & Co.	33,391	1,145,645
Visa, Inc.	6,000	487,860
		2,631,094
Food & Beverages | 4.0%
Coca-Cola Enterprises Inc.	64,700	1,119,310
Kraft Foods, Inc., Class A	53,853	1,532,118
Smithfield Foods, Inc. (a)	37,000	735,560
		3,386,988
Forest & Paper Products | 3.4%
Ball Corp.	21,915	1,046,222
Kimberly-Clark Corp.	24,480	1,463,414
Louisiana-Pacific Corp.	42,940	364,561
		2,874,197
Housing | 1.0%
Masco Corp.	55,800	877,734

Insurance | 4.3%
Lincoln National Corp.	8,600	389,752
Marsh & McLennan Cos., Inc.	42,000	1,115,100
PartnerRe, Ltd.	12,500	864,125
The Allstate Corp.	27,000	1,230,930
		3,599,907
Leisure & Entertainment | 3.6%
Brinker International, Inc.	59,500	1,124,550
News Corp., Class A	50,280	756,211
Time Warner, Inc.	81,200	1,201,760
		3,082,521
Manufacturing | 8.9%
Dover Corp.	17,600	851,312
General Electric Co.	35,300	942,157
Honeywell International, Inc.	21,393	1,075,640
Pitney Bowes, Inc.	40,100	1,367,410
Textron, Inc.	19,900	953,807
The Boeing Co.	23,700	1,557,564
United Technologies Corp.	12,580	776,186
		7,524,076
Medical Products | 6.7%
Boston Scientific Corp. (a)	110,200	1,354,358
Johnson & Johnson	67,660	4,353,244
		5,707,602

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio
(concluded)
Metals & Mining | 1.3%
Newmont Mining Corp.	21,100	$1,100,576

Real Estate | 1.8%
CBL & Associates Properties, Inc. REIT	27,500	628,100
Public Storage REIT	11,100	896,769
		1,524,869
Retail | 9.2%
CVS Caremark Corp.	37,900	1,499,703
Foot Locker, Inc.	53,400	664,830
J.C. Penney Co., Inc.	25,500	925,395
Liz Claiborne, Inc.	63,605	900,011
The Kroger Co.	44,500	1,284,715
Wal-Mart Stores, Inc.	45,600	2,562,720
		7,837,374
Semiconductors & Components | 4.2%
Analog Devices, Inc.	21,100	670,347
Flextronics International, Ltd. (a)	108,300	1,018,020
Intel Corp.	85,300	1,832,244
		3,520,611
Technology | 2.2%
eBay, Inc. (a)	15,600	426,348
International Business Machines Corp.	11,990	1,421,175
		1,847,523
Technology Hardware | 2.8%
Cisco Systems, Inc. (a)	47,655	1,108,455
Dell, Inc. (a)	58,900	1,288,732
		2,397,187
Telecommunications | 1.9%
Verizon Communications, Inc.	45,900	1,624,860

Total Common Stocks
(Identified cost $88,943,799)		83,028,332

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 1.3%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $1,160,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $1,148,980) Proceeds of $1,122,033 (Identified cost $1,122,000)	$1,122	$1,122,000

Total Investments | 99.3%
(Identified cost $90,065,799) (b)		$84,150,332

Cash and Other Assets in Excess of Liabilities | 0.7%		606,314
Net Assets | 100.0%		$84,756,646

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks | 96.4%

Alcohol & Tobacco | 2.3%
Molson Coors Brewing Co., Class B	128,300	$6,970,539

Automotive | 0.7%
The Goodyear Tire & Rubber Co. (a)	126,600	2,257,278

Banking | 2.3%
City National Corp.	64,000	2,692,480
Hudson City Bancorp, Inc.	174,100	2,903,988
Marshall & Ilsley Corp.	91,598	1,404,197
		7,000,665
Chemicals | 0.9%
RPM International, Inc.	124,200	2,558,520

Commercial Services | 4.0%
Cintas Corp.	164,200	4,352,942
NeuStar, Inc., Class A (a)	192,200	4,143,832
WESCO International, Inc. (a)	88,200	3,531,528
		12,028,302
Computer Software | 0.6%
Sybase, Inc. (a)	57,324	1,686,472

Consumer Products | 2.7%
International Flavors & Fragrances, Inc.	51,300	2,003,778
Leggett & Platt, Inc.	354,600	5,946,642
		7,950,420
Drugs | 4.4%
Barr Pharmaceuticals, Inc. (a)	83,900	3,782,212
Forest Laboratories, Inc. (a)	96,800	3,362,832
Warner Chilcott, Ltd. (a)	352,200	5,969,790
		13,114,834
Electric | 4.0%
American Electric Power Co., Inc.	139,600	5,616,108
PPL Corp.	28,600	1,494,922
Wisconsin Energy Corp.	107,100	4,843,062
		11,954,092
Energy | 1.5%
Covanta Holding Corp. (a)	173,600	4,633,384

Description	Shares	Value

Energy Integrated | 5.2%
Foundation Coal Holdings, Inc.	38,900	$3,445,762
Holly Corp.	87,300	3,223,116
Massey Energy Co.	61,600	5,775,000
Sunoco, Inc.	74,800	3,043,612
		15,487,490
Energy Services | 7.9%
BJ Services Co.	188,200	6,011,108
Exterran Holdings, Inc. (a)	51,100	3,653,139
Patterson-UTI Energy, Inc.	119,400	4,303,176
Pride International, Inc. (a)	121,400	5,741,006
The Williams Cos., Inc.	93,600	3,773,016
		23,481,445
Financial Services | 2.8%
Ameriprise Financial, Inc.	110,100	4,477,767
Federated Investors, Inc., Class B	114,400	3,937,648
		8,415,415
Food & Beverages | 7.2%
Campbell Soup Co.	145,200	4,858,392
Coca-Cola Enterprises, Inc.	319,100	5,520,430
McCormick & Co., Inc.	180,000	6,418,800
Smithfield Foods, Inc. (a)	169,600	3,371,648
The Hershey Co.	43,500	1,425,930
		21,595,200
Forest & Paper Products | 4.8%
Ball Corp.	87,300	4,167,702
Bemis Co., Inc.	165,000	3,699,300
Louisiana-Pacific Corp.	278,800	2,367,012
Packaging Corp. of America	192,900	4,149,279
		14,383,293
Health Services | 1.9%
Omnicare, Inc.	216,000	5,663,520

Housing | 1.7%
Masco Corp.	219,300	3,449,589
USG Corp. (a)	53,000	1,567,210
		5,016,799
Insurance | 7.9%
Lincoln National Corp.	120,934	5,480,729
Marsh & McLennan Cos., Inc.	160,800	4,269,240
OneBeacon Insurance Group, Ltd.	68,800	1,208,816
PartnerRe, Ltd.	56,700	3,919,671
RenaissanceRe Holdings, Ltd.	98,000	4,377,660
Willis Group Holdings, Ltd.	135,900	4,263,183
		23,519,299

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio
(concluded)
Leisure & Entertainment | 3.2%
Brinker International, Inc.	276,900	$5,233,410
Darden Restaurants, Inc.	138,900	4,436,466
		9,669,876
Manufacturing | 6.6%
Dover Corp.	62,300	3,013,451
Pitney Bowes, Inc.	223,600	7,624,760
Spirit AeroSystems Holdings, Inc., Class A (a)	246,400	4,725,952
Textron, Inc.	91,000	4,361,630
		19,725,793
Medical Products | 2.9%
Applera Corp.-Applied Biosystems Group	89,800	3,006,504
Hospira, Inc. (a)	138,100	5,539,191
		8,545,695
Real Estate | 3.4%
CBL & Associates Properties, Inc. REIT	149,000	3,403,160
Public Storage REIT	55,700	4,500,003
The St. Joe Co.	67,300	2,309,736
		10,212,899
Retail | 4.9%
Foot Locker, Inc.	231,800	2,885,910
Hanesbrands, Inc. (a)	94,100	2,553,874
J.C. Penney Co., Inc.	98,400	3,570,936
Liz Claiborne, Inc.	299,500	4,237,925
Pacific Sunwear of California, Inc. (a)	164,300	1,401,479
		14,650,124
Semiconductors & Components | 6.2%
Agilent Technologies, Inc. (a)	181,700	6,457,618
Analog Devices, Inc.	182,600	5,801,202
Flextronics International, Ltd. (a)	673,600	6,331,840
		18,590,660

Description	Shares	Value

Technology Hardware | 5.1%
Arrow Electronics, Inc. (a)	120,200	$3,692,544
Brocade Communications Systems, Inc. (a)	373,900	3,080,936
Ingram Micro, Inc., Class A (a)	299,900	5,323,225
Lexmark International, Inc., Class A (a)	94,500	3,159,135
		15,255,840
Telecommunications | 1.3%
Citizens Communications Co.	333,300	3,779,622

Total Common Stocks
(Identified cost $306,304,937)		288,147,476

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 3.3%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/2008, collateralized by $10,080,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $9,984,240) Proceeds of $9,788,285 (Identified cost $9,788,000)	$9,788	9,788,000

Total Investments | 99.7%
(Identified cost $316,092,937) (b)		$297,935,476

Cash and Other Assets in Excess of Liabilities | 0.3%		946,480
Net Assets | 100.0%		$298,881,956

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Small Cap Equity Portfolio

Common Stocks | 95.6%

Automotive | 1.1%
ArvinMeritor, Inc.	62,300	$777,504

Banking | 4.8%
Bank of the Ozarks, Inc.	48,250	716,995
Prosperity Bancshares, Inc.	30,140	805,642
Sterling Bancshares, Inc.	45,100	409,959
Texas Capital Bancshares, Inc. (a)	61,000	976,000
Wintrust Financial Corp.	23,800	567,630
		3,476,226
Chemicals | 3.4%
Headwaters, Inc. (a)	58,900	693,253
Hercules, Inc.	27,300	462,189
Polypore International, Inc. (a)	26,600	673,778
Rockwood Holdings, Inc. (a)	18,900	657,720
		2,486,940
Commercial Services | 4.6%
Consolidated Graphics, Inc. (a)	13,600	670,072
ValueClick, Inc. (a)	52,800	799,920
Waste Connections, Inc. (a)	22,275	711,241
Watson Wyatt Worldwide, Inc., Class A	21,200	1,121,268
		3,302,501
Computer Software | 3.3%
Secure Computing Corp. (a)	269,751	1,116,769
United Online, Inc.	123,600	1,239,708
		2,356,477
Construction & Engineering | 2.2%
Dycom Industries, Inc. (a)	69,000	1,001,880
EMCOR Group, Inc. (a)	22,000	627,660
		1,629,540
Consumer Products | 1.3%
Polaris Industries, Inc.	22,800	920,664

Drugs | 0.5%
Cubist Pharmaceuticals, Inc. (a)	20,500	366,130

Energy Exploration & Production | 4.6%
Goodrich Petroleum Corp. (a)	14,000	1,160,880
Rex Energy Corp. (a)	28,200	744,480
TXCO Resources, Inc. (a)	120,393	1,415,822
		3,321,182

Description	Shares	Value

Energy Integrated | 2.0%
Alpha Natural Resources, Inc. (a)	4,400	$458,876
Foundation Coal Holdings, Inc.	10,800	956,664
		1,415,540
Energy Services | 5.2%
Atwood Oceanics, Inc. (a)	4,100	509,794
Dril-Quip, Inc. (a)	8,100	510,300
Flotek Industries, Inc. (a)	32,100	661,902
Oceaneering International, Inc. (a)	7,900	608,695
Trico Marine Services, Inc. (a)	20,500	746,610
W-H Energy Services, Inc. (a)	7,800	746,772
		3,784,073
Financial Services | 3.4%
Duff & Phelps Corp., Class A	52,400	867,744
Waddell & Reed Financial, Inc.	46,050	1,612,211
		2,479,955
Gas Utilities | 0.6%
South Jersey Industries, Inc.	12,000	448,320

Health Services | 9.3%
Air Methods Corp. (a)	29,300	732,500
Emergency Medical Services Corp., Class A (a)	48,000	1,086,240
Five Star Quality Care, Inc. (a)	111,350	526,685
Gentiva Health Services, Inc. (a)	28,500	542,925
inVentiv Health, Inc. (a)	28,100	780,899
Kendle International, Inc. (a)	22,600	821,058
Magellan Health Services, Inc. (a)	18,000	666,540
Skilled Healthcare Group, Inc., Class A (a)	85,500	1,147,410
Varian, Inc. (a)	7,800	398,268
		6,702,525
Housing | 1.9%
Beacon Roofing Supply, Inc. (a)	71,100	754,371
Watsco, Inc.	14,250	595,650
		1,350,021
Insurance | 2.2%
Flagstone Reinsurance Holdings, Ltd.	43,400	511,686
Max Capital Group, Ltd.	50,100	1,068,633
		1,580,319
Leisure & Entertainment | 3.7%
Bally Technologies, Inc. (a)	17,900	605,020
Entravision Communications Corp., Class A (a)	97,071	390,225
Red Robin Gourmet Burgers, Inc. (a)	19,300	535,382
Ruby Tuesday, Inc.	104,800	565,920
Texas Roadhouse, Inc. (a)	66,000	592,020
		2,688,567

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Shares	Value

Lazard U.S. Small Cap Equity Portfolio (concluded)
Manufacturing | 10.3%
Altra Holdings, Inc. (a)	38,600	$648,866
Colfax Corp.	19,700	494,273
Kaman Corp.	40,900	930,884
Kennametal, Inc.	18,300	595,665
Knoll, Inc.	36,450	442,867
Olympic Steel, Inc.	11,000	835,120
RBC Bearings, Inc. (a)	15,100	503,132
Regal-Beloit Corp.	22,800	963,300
Stanley, Inc. (a)	21,900	734,088
The Middleby Corp. (a)	30,100	1,321,691
		7,469,886
Medical Products | 3.8%
American Medical Systems Holdings, Inc. (a)	50,400	753,480
PSS World Medical, Inc. (a)	53,000	863,900
Symmetry Medical, Inc. (a)	69,300	1,124,046
		2,741,426
Metals & Mining | 1.7%
Haynes International, Inc. (a)	13,600	782,680
Schnitzer Steel Industries, Inc., Class A	3,950	452,670
		1,235,350
Real Estate | 3.4%
Digital Realty Trust, Inc. REIT	19,800	810,018
LaSalle Hotel Properties REIT	37,000	929,810
Mid-America Apartment Communities, Inc. REIT	14,400	734,976
		2,474,804
Retail | 3.6%
Brown Shoe Co., Inc.	59,600	807,580
Iconix Brand Group, Inc. (a)	100,700	1,216,456
Pacific Sunwear of California, Inc. (a)	64,150	547,200
		2,571,236
Semiconductors & Components | 9.5%
CPI International, Inc. (a)	70,894	871,996
Diodes, Inc. (a)	14,500	400,780
Integrated Device Technology, Inc. (a)	98,850	982,569
Microsemi Corp. (a)	44,900	1,130,582
ON Semiconductor Corp. (a)	134,700	1,235,199
Plexus Corp. (a)	36,100	999,248
Smart Modular Technologies (WWH), Inc. (a)	53,700	205,671
TTM Technologies, Inc. (a)	80,500	1,063,405
		6,889,450

Description	Shares	Value

Technology | 1.5%
SRA International, Inc., Class A (a)	48,900	$1,098,294

Technology Hardware | 4.2%
Brightpoint, Inc. (a)	81,800	597,140
FEI Co. (a)	19,700	448,766
Foundry Networks, Inc. (a)	34,100	403,062
Houston Wire & Cable Co.	29,100	579,090
Hughes Communications, Inc. (a)	20,200	991,618
		3,019,676
Telecommunications | 3.5%
Alaska Communications Systems Group, Inc.	91,800	1,096,092
NTELOS Holdings Corp.	31,600	801,692
PAETEC Holding Corp. (a)	100,500	638,175
		2,535,959
Total Common Stocks
(Identified cost $71,066,793)		69,122,565

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 6.9%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $5,130,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $5,081,265) Proceeds of $4,979,145 (Identified cost $4,979,000)	$4,979	4,979,000

Total Investments | 102.5%
(Identified cost $76,045,793) (b)		$74,101,565

Liabilities in Excess of Cash and Other Assets | (2.5)%		(1,839,822)

Net Assets | 100.0%		$72,261,743

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Small Cap Equity Value Portfolio

Common Stocks | 96.3%

Agriculture | 0.7%
The Scotts Miracle-Gro Co., Class A	6,700	$117,719

Automotive | 3.6%
American Axle & Manufacturing Holdings, Inc.	16,700	133,433
ArvinMeritor, Inc.	13,100	163,488
ATC Technology Corp. (a)	8,200	190,896
Lear Corp. (a)	7,800	110,604
		598,421
Banking | 7.4%
Brookline Bancorp, Inc.	18,900	180,495
City National Corp.	3,800	159,866
NewAlliance Bancshares, Inc.	15,700	195,936
Provident Bankshares Corp.	17,900	114,202
The Colonial BancGroup, Inc.	30,300	133,926
The South Financial Group, Inc.	32,900	128,968
Wintrust Financial Corp.	6,000	143,100
WSFS Financial Corp.	4,000	178,400
		1,234,893
Chemicals | 2.0%
Arch Chemicals, Inc.	4,900	162,435
Hercules, Inc.	10,500	177,765
		340,200
Commercial Services | 1.9%
NeuStar, Inc., Class A (a)	6,800	146,608
Viad Corp.	6,600	170,214
		316,822
Computer Software | 3.5%
ACI Worldwide, Inc. (a)	5,900	103,781
Digital River, Inc. (a)	4,400	169,752
Fair Isaac Corp.	8,900	184,853
MicroStrategy, Inc., Class A (a)	1,900	123,025
		581,411
Construction & Engineering | 3.3%
Matrix Service Co. (a)	11,200	258,272
URS Corp. (a)	7,000	293,790
		552,062
Consumer Products | 1.1%
Prestige Brands Holdings, Inc. (a)	16,700	178,022

Description	Shares	Value

Drugs | 1.8%
Medicis Pharmaceutical Corp., Class A	9,800	$203,644
Nektar Therapeutics (a)	28,200	94,470
		298,114
Electric | 5.2%
Avista Corp.	11,200	240,352
CMS Energy Corp.	17,600	262,240
El Paso Electric Co. (a)	9,000	178,200
IDACORP, Inc.	6,100	176,229
		857,021
Energy Exploration & Production | 3.3%
Carrizo Oil & Gas, Inc. (a)	2,400	163,416
Forest Oil Corp. (a)	5,100	379,950
		543,366
Energy Services | 3.4%
Key Energy Services, Inc. (a)	14,300	277,706
Superior Energy Services, Inc. (a)	5,100	281,214
		558,920
Financial Services | 4.4%
Dollar Financial Corp. (a)	11,000	166,210
Dollar Thrifty Automotive Group (a)	14,100	133,245
Knight Capital Group, Inc., Class A (a)	11,800	212,164
Stifel Financial Corp. (a)	6,450	221,815
		733,434
Forest & Paper Products | 1.3%
Packaging Corp. of America	10,200	219,402

Gas Distribution | 2.6%
UGI Corp.	7,700	221,067
Vectren Corp.	6,500	202,865
		423,932
Health Services | 3.6%
AMERIGROUP Corp. (a)	7,800	162,240
HealthTronics, Inc. (a)	39,600	129,492
Kendle International, Inc. (a)	4,600	167,118
Varian, Inc. (a)	2,900	148,074
		606,924
Housing | 0.8%
Eagle Materials, Inc.	5,400	136,782

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Description	Shares	Value
Lazard U.S. Small Cap Equity Value Portfolio (concluded)
Insurance | 7.0%
Aspen Insurance Holdings, Ltd.	7,800	$184,626
CastlePoint Holdings, Ltd.	28,700	260,883
Delphi Financial Group, Inc., Class A	7,300	168,922
HCC Insurance Holdings, Inc.	8,400	177,576
Max Capital Group, Ltd.	9,300	198,369
Tower Group, Inc.	8,100	171,639
		1,162,015
Leisure & Entertainment | 3.1%
Entravision Communications Corp., Class A (a)	33,900	136,278
Lions Gate Entertainment Corp. (a)	19,700	204,092
Triarc Cos, Inc., Class B	28,600	181,038
		521,408
Manufacturing | 6.3%
AAR Corp. (a)	9,100	123,123
Altra Holdings, Inc. (a)	6,100	102,541
Kennametal, Inc.	6,500	211,575
Nordson Corp.	2,800	204,092
Rofin-Sinar Technologies, Inc. (a)	5,000	151,000
Wabtec Corp.	5,100	247,962
		1,040,293
Metals & Mining | 2.4%
Century Aluminum Co. (a)	2,800	186,172
Haynes International, Inc. (a)	3,800	218,690
		404,862
Real Estate | 6.0%
Corporate Office Properties Trust REIT	3,900	133,887
Extra Space Storage, Inc. REIT	8,500	130,560
Healthcare Realty Trust, Inc. REIT	5,300	125,981
KKR Financial Holdings LLC	16,400	172,200
MFA Mortgage Investments, Inc. REIT	30,300	197,556
Sunstone Hotel Investors, Inc. REIT	7,300	121,180
Washington Real Estate Investment Trust REIT	4,100	123,205
		1,004,569
Retail | 5.7%
Brown Shoe Co., Inc.	12,800	173,440
Carter’s, Inc. (a)	13,200	182,424
Charlotte Russe Holding, Inc. (a)	11,600	206,016
Collective Brands, Inc. (a)	16,600	193,058
The Pantry, Inc. (a)	17,600	187,616
		942,554

Description	Shares	Value
Semiconductors & Components | 1.6%
Benchmark Electronics, Inc. (a)	10,700	$174,838
TTM Technologies, Inc. (a)	7,200	95,112
		269,950
Technology | 4.4%
CACI International, Inc., Class A (a)	3,900	178,503
Lawson Software, Inc. (a)	25,500	185,385
Ness Technologies, Inc. (a)	14,500	146,740
SI International, Inc. (a)	10,500	219,870
		730,498
Technology Hardware | 8.8%
ADTRAN, Inc.	7,400	176,416
ChipMOS TECHNOLOGIES (Bermuda), Ltd. (a)	47,200	152,928
Comtech Telecommunications Corp. (a)	4,900	240,100
Finisar Corp. (a)	71,500	85,085
FormFactor, Inc. (a)	5,500	101,365
Foundry Networks, Inc. (a)	11,900	140,658
Mattson Technology, Inc. (a)	22,500	107,100
Polycom, Inc. (a)	5,700	138,852
Teradyne, Inc. (a)	9,100	100,737
Varian Semiconductor Equipment Associates, Inc. (a)	6,500	226,330
		1,469,571
Transportation | 1.1%
Air Transport Services Group, Inc. (a)	65,400	65,400
UTI Worldwide, Inc.	6,100	121,695
		187,095
Total Common Stocks
(Identified cost $17,250,165)		16,030,260

	Principal
	Amount
Description	(000)	Value
Repurchase Agreement | 2.6%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $435,000 United States Treasury Note, 4.125%, 08/15/08, with a value of $442,221) Proceeds of $432,013 (Identified cost $432,000)	$432	432,000

Total Investments | 98.9%
(Identified cost $17,682,165) (b)		$16,462,260

Cash and Other Assets in Excess of Liabilities | 1.1%		183,715

Net Assets | 100.0%		$16,645,975

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Description	Shares	Value
Lazard U.S. Small Cap Equity Growth Portfolio

Common Stocks | 95.0%

Commercial Services | 7.7%
Broadridge Financial Solutions, Inc.	8,800	$185,240
Concur Technologies, Inc. (a)	5,300	176,119
CyberSource Corp. (a)	10,400	173,992
Huron Consulting Group, Inc. (a)	5,360	243,022
Standard Parking Corp. (a)	12,400	225,680
		1,004,053
Computer Software | 13.4%
Aladdin Knowledge Systems, Ltd. (a)	6,920	93,420
ANSYS, Inc. (a)	4,400	207,328
Ariba, Inc. (a)	13,400	197,114
Blackboard, Inc. (a)	5,500	210,265
GSI Commerce, Inc. (a)	9,200	125,396
Interactive Intelligence, Inc. (a)	10,100	117,564
NIC, Inc.	28,200	192,606
Nuance Communications, Inc. (a)	8,400	131,628
S1 Corp. (a)	25,250	191,143
Vocus, Inc. (a)	4,500	144,765
Website Pros, Inc. (a)	16,670	138,861
		1,750,090
Construction & Engineering | 1.3%
Hill International, Inc. (a)	10,380	170,647

Consumer Products | 2.4%
FGX International Holdings, Ltd.	20,700	166,428
Universal Electronics, Inc. (a)	7,200	150,480
		316,908
Energy Exploration & Production | 3.7%
EXCO Resources, Inc. (a)	13,100	483,521

Energy Services | 5.0%
Dril-Quip, Inc. (a)	10,310	649,530

Health Services | 5.4%
Air Methods Corp. (a)	3,450	86,250
Genoptix, Inc.	5,000	157,750
Sun Healthcare Group, Inc. (a)	16,300	218,257
Varian, Inc. (a)	2,600	132,756
Virtual Radiologic Corp.	8,300	109,975
		704,988

Description	Shares	Value
Insurance | 1.5%
Aspen Insurance Holdings, Ltd.	8,220	$194,567

Leisure & Entertainment | 6.8%
Internet Brands, Inc., Class A	20,200	133,926
K12, Inc.	5,925	126,973
Life Time Fitness, Inc. (a)	7,410	218,965
LoopNet, Inc. (a)	11,000	124,300
Orient-Express Hotels, Ltd., Class A	4,120	178,973
Shutterfly, Inc. (a)	8,700	106,227
		889,364
Manufacturing | 15.8%
BE Aerospace, Inc. (a)	12,130	282,508
Gardner Denver, Inc. (a)	8,670	492,456
Hubbell, Inc., Class B	6,025	240,217
ICF International, Inc. (a)	6,470	107,531
Kennametal, Inc.	8,695	283,022
RBC Bearings, Inc. (a)	8,925	297,381
The Toro Co.	3,450	114,782
Trinity Industries, Inc.	7,012	243,246
		2,061,143
Medical Products | 3.4%
Medical Action Industries, Inc. (a)	9,700	100,589
Wright Medical Group, Inc. (a)	11,840	336,374
		436,963
Metals & Mining | 5.0%
Century Aluminum Co. (a)	4,950	329,126
Intrepid Potash, Inc.	1,100	72,358
Reliance Steel & Aluminum Co.	3,190	245,917
		647,401
Real Estate | 1.2%
FelCor Lodging Trust, Inc. REIT	15,060	158,130

Retail | 10.1%
Crocs, Inc. (a)	10,600	84,906
Deckers Outdoor Corp. (a)	1,500	208,800
Dick’s Sporting Goods, Inc. (a)	13,560	240,554
J. Crew Group, Inc. (a)	3,700	122,137
The Gymboree Corp. (a)	3,100	124,217
The Warnaco Group, Inc. (a)	3,200	141,024
Urban Outfitters, Inc. (a)	8,730	272,289
Zumiez, Inc. (a)	7,365	122,112
		1,316,039

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 43

Description	Shares	Value
Lazard U.S. Small Cap Equity Growth Portfolio (concluded)
Semiconductors & Components | 8.1%
AuthenTec, Inc.	16,780	$174,848
Diodes, Inc. (a)	7,725	213,519
Mellanox Technologies, Ltd. (a)	8,700	117,798
Rubicon Technology, Inc.	11,600	235,712
Silicon Motion Technology Corp. ADR (a)	8,800	127,160
TTM Technologies, Inc. (a)	13,900	183,619
		1,052,656
Technology | 1.0%
Micros Systems, Inc. (a)	4,300	131,107

Technology Hardware | 3.2%
Aixtron AG Sponsored ADR	12,200	125,538
Ciena Corp. (a)	4,190	97,082
Synaptics, Inc. (a)	5,285	199,403
		422,023
Total Common Stocks
(Identified cost $13,355,905)		12,389,130

	Principal
	Amount
Description	(000)	Value
Repurchase Agreement | 5.3%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $720,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $713,160) Proceeds of $699,020 (Identified cost $699,000)	$699	$699,000

Total Investments | 100.3%
(Identified cost $14,054,905) (b)		$13,088,130

Liabilities in Excess of Cash and Other Assets | (0.3)%		(42,984)

Net Assets | 100.0%		$13,045,146

The accompanying notes are an integral part of these financial statements.

44 Semi-Annual Report

Description	Shares	Value

Lazard Global Equity Income Portfolio

Common Stocks | 88.8%

Australia | 5.3%
Macquarie Infrastructure Group	26,493	$58,922
TABCORP Holdings, Ltd.	4,981	46,843
Telstra Corp., Ltd.	16,960	68,937
Total Australia		174,702

Brazil | 4.5%
Redecard SA	3,525	68,143
Souza Cruz SA	2,720	77,540
Total Brazil		145,683

Canada | 1.0%
Telus Corp.	766	32,204

Cyprus | 0.6%
Bank of Cyprus Public Co., Ltd.	1,700	20,717

Egypt | 2.2%
Egyptian Company for Mobile Services	2,310	72,187

Finland | 1.3%
Nokia Oyj Sponsored ADR	850	20,825
Sampo Oyj, A Shares	828	20,923
Total Finland		41,748

France | 3.7%
Axa	1,750	51,965
Total SA	816	69,633
Total France		121,598

Greece | 4.2%
Motor Oil (Hellas) Corinth Refineries SA	960	19,498
National Bank of Greece SA	444	20,007
OPAP SA	2,760	96,383
Total Greece		135,888

Ireland | 0.6%
Irish Life & Permanent PLC	1,870	19,461

Description	Shares	Value

Italy | 6.8%
Eni SpA	3,760	$140,302
Intesa Sanpaolo SpA	8,630	49,289
Terna SpA	7,565	32,040
Total Italy		221,631

Japan | 4.0%
Ichiyoshi Securities Co., Ltd.	1,600	14,661
Nissan Motor Co., Ltd.	2,900	23,952
Nissen Holdings Co., Ltd.	1,900	9,197
Nomura Holdings, Inc.	1,700	25,183
SBI Holdings, Inc.	107	23,418
The Sumitomo Trust and Banking Co., Ltd.	2,000	13,976
Tokyo Gas Co., Ltd.	5,000	20,154
Total Japan		130,541

Malaysia | 0.9%
British American Tobacco Malaysia Berhad	2,200	29,793

Mexico | 1.8%
Kimberly-Clark de Mexico SAB de CV, Series A	14,795	60,252

Netherlands | 1.7%
Royal Dutch Shell PLC, A Shares	1,380	56,785

New Zealand | 2.0%
Telecom Corp. of New Zealand, Ltd.	24,445	66,512

Norway | 0.9%
ABG Sundal Collier Holding ASA	7,810	11,654
Prosafe Production Public, Ltd.	1,405	8,138
Prosafe SE	1,120	11,105
Total Norway		30,897

South Africa | 1.4%
Kumba Iron Ore, Ltd.	650	26,149
Pretoria Portland Cement Co., Ltd.	5,080	18,614
Total South Africa		44,763

South Korea | 1.4%
Kookmin Bank Sponsored ADR	470	27,500
Macquarie Korea Infrastructure Fund GDR	2,600	17,160
Total South Korea		44,660

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Description	Shares	Value

Lazard Global Equity Income Portfolio (concluded)
Taiwan | 4.3%
Taiwan Mobile Co., Ltd.	15,000	$27,922
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	10,320	112,591
Total Taiwan		140,513

Turkey | 2.4%
Ford Otomotiv Sanayi AS	5,050	36,110
Turkcell Iletisim Hizmetleri AS ADR	1,140	16,587
Turkiye Halk Bankasi AS	5,200	24,646
Total Turkey		77,343

United Kingdom | 11.2%
Barclays PLC	4,480	26,012
BP PLC	2,030	23,584
GlaxoSmithKline PLC	2,105	46,666
HSBC Holdings PLC	3,760	58,099
Kesa Electricals PLC	3,750	11,820
Kingfisher PLC	6,250	13,980
Lloyds TSB Group PLC	10,810	66,910
Old Mutual PLC	16,930	31,294
Persimmon PLC	2,045	12,872
Premier Foods PLC	11,940	22,653
Taylor Wimpey PLC	8,551	10,560
United Utilities PLC	3,035	41,501
Total United Kingdom		365,951

United States | 26.6%
Altria Group, Inc.	1,115	22,924
Bank of America Corp.	3,070	73,281
CBL & Associates Properties, Inc. REIT	970	22,155
Centerplate, Inc. IDS	2,580	12,461
Cinemark Holdings, Inc.	2,080	27,165
Citigroup, Inc.	2,530	42,403
Citizens Communications Co.	6,750	76,545
Du Pont (E.I.) de Nemours & Co.	1,475	63,263
General Electric Co.	716	19,110
Honeywell International, Inc.	300	15,084
Intel Corp.	800	17,184
Johnson & Johnson	350	22,519
Leggett & Platt, Inc.	1,810	30,354
Masco Corp.	3,606	56,722
Merck & Co., Inc.	900	33,921
Pfizer, Inc.	3,985	69,618

Description	Shares	Value

Reynolds American, Inc.	1,650	$77,006
The Dow Chemical Co.	2,875	100,366
The Procter & Gamble Co.	354	21,527
United Online, Inc.	2,180	21,865
USA Mobility, Inc. (a)	2,155	16,270
Verizon Communications, Inc.	715	25,311
Total United States		867,054

Total Common Stocks
(Identified cost $3,245,785)		2,900,883

Limited Partnership Units | 1.5%

United States | 1.5%
Energy Transfer Equity LP	545	15,800
Enterprise GP Holdings LP	530	15,942
Enterprise Products Partners LP	558	16,483
Total United States		48,225

Total Limited Partnership Units
(Identified cost $50,604)		48,225

Right | 0.0%

United Kingdom | 0.0%
Barclays PLC expires 07/17/08 (Identified cost $0) (a)	903	171

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 9.0%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $295,000 United States Treasury Note, 4.125%, 08/15/08, with a value of $299,897) Proceeds of $294,009 (Identified cost $294,000)	$294	294,000

Total Investments | 99.3%
(Identified cost $3,590,389) (b)		$3,243,279

Cash and Other Assets in Excess of Liabilities | 0.7%		22,262

Net Assets | 100.0%		$3,265,541

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 96.2%

Argentina | 1.9%
Tenaris SA ADR	51,800	$3,859,100

Belgium | 0.9%
InBev NV	26,617	1,847,268

Canada | 2.3%
Telus Corp.	113,000	4,750,721

Finland | 1.8%
Nokia Oyj	154,700	3,772,862

France | 12.0%
Axa	68,324	2,028,823
BNP Paribas	24,800	2,246,729
Gaz de France	93,200	5,989,879
Groupe Danone	38,500	2,703,490
Sanofi-Aventis	55,497	3,707,419
Total SA	92,196	7,867,569
Total France		24,543,909

Germany | 10.3%
Adidas AG	47,591	3,005,430
Allianz SE	16,200	2,854,134
Daimler AG	49,300	3,048,931
E.ON AG	34,600	6,981,100
Siemens AG	46,788	5,194,885
Total Germany		21,084,480

Greece | 1.8%
National Bank of Greece SA	38,360	1,728,532
OPAP SA	58,625	2,047,263
Total Greece		3,775,795

Ireland | 1.4%
CRH PLC	96,021	2,827,073

Italy | 3.7%
Eni SpA	155,820	5,814,344
UniCredit SpA	289,467	1,771,734
Total Italy		7,586,078

Description	Shares	Value

Japan | 15.1%
Canon, Inc.	37,000	$1,902,529
Daito Trust Construction Co., Ltd.	79,100	3,836,370
East Japan Railway Co.	341	2,777,841
Hoya Corp.	64,200	1,484,306
Inpex Holdings, Inc.	205	2,586,994
Japan Tobacco, Inc.	725	3,092,951
JSR Corp.	83,300	1,655,253
Mitsubishi Corp.	58,800	1,938,127
Nidec Corp.	39,500	2,629,985
Sumitomo Mitsui Financial Group, Inc.	349	2,626,086
T&D Holdings, Inc.	48,500	2,982,578
Takeda Pharmaceutical Co., Ltd.	31,300	1,591,750
The Sumitomo Trust and Banking Co., Ltd.	274,000	1,914,658
Total Japan		31,019,428

Netherlands | 1.6%
Heineken NV	34,910	1,781,936
TNT NV	40,950	1,400,370
Total Netherlands		3,182,306

Norway | 1.0%
Telenor ASA	108,300	2,037,057

Russia | 0.8%
Globaltrans Investment PLC Sponsored GDR (c)	99,700	1,625,110

Singapore | 3.0%
DBS Group Holdings, Ltd.	164,900	2,285,850
Singapore Telecommunications, Ltd.	1,492,600	3,971,344
Total Singapore		6,257,194

South Korea | 1.1%
Kookmin Bank Sponsored ADR	39,700	2,322,847

Spain | 1.3%
Banco Santander SA	150,690	2,768,755

Sweden | 0.8%
Telefonaktiebolaget LM Ericsson, B Shares	161,040	1,679,269

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Shares	Value

Lazard International Equity Portfolio (concluded)
Switzerland | 12.8%
Nestle SA	167,860	$7,584,962
Novartis AG	152,300	8,386,153
Roche Holding AG	25,500	4,593,021
Swisscom AG	5,770	1,924,651
UBS AG (a)	90,500	1,899,388
Zurich Financial Services AG	7,000	1,791,885
Total Switzerland		26,180,060

Turkey | 0.7%
Turkcell Iletisim Hizmetleri AS ADR	97,400	1,417,170

United Kingdom | 21.9%
BAE Systems PLC	581,900	5,128,828
BP PLC	446,348	5,185,431
British American Tobacco PLC	54,860	1,900,255
Diageo PLC	203,042	3,736,925
GlaxoSmithKline PLC	149,550	3,315,416
HSBC Holdings PLC	114,700	1,772,318
Imperial Tobacco Group PLC	112,660	4,198,557
Lloyds TSB Group PLC	248,600	1,538,752
National Grid PLC	143,127	1,883,002
Old Mutual PLC	1,076,992	1,990,751
Prudential PLC	227,900	2,419,513
Reckitt Benckiser Group PLC	36,500	1,850,279
Tesco PLC	391,300	2,878,363
Unilever PLC	104,800	2,982,978
Vodafone Group PLC	1,384,583	4,113,379
Total United Kingdom		44,894,747

Total Common Stocks
(Identified cost $198,152,752)		197,431,229

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 2.9%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $6,095,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $6,037,098) Proceeds of $5,917,173 (Identified cost $5,917,000)	$5,917	$5,917,000

Total Investments | 99.1%
(Identified cost $204,069,752) (b)		$203,348,229

Cash and Other Assets in Excess of Liabilities | 0.9%		1,771,723

Net Assets | 100.0%		$205,119,952

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 96.4%

Brazil | 2.4%
Companhia Vale do Rio Doce ADR	6,650	$238,203
Petroleo Brasileiro SA ADR	3,600	254,988
Total Brazil		493,191

Canada | 2.4%
Telus Corp.	12,350	502,502

Finland | 3.5%
Fortum Oyj	5,300	269,197
Nokia Oyj Sponsored ADR	18,600	455,700
Total Finland		724,897

France | 8.7%
Groupe Danone	5,110	358,827
Suez SA Sponsored ADR	11,800	801,810
Total SA Sponsored ADR	7,400	630,998
Total France		1,791,635

Germany | 9.9%
Adidas AG Sponsored ADR	10,700	340,795
Allianz SE ADR	23,200	404,840
Daimler AG	2,640	163,269
E.ON AG	3,900	786,887
Siemens AG	3,200	355,297
Total Germany		2,051,088

Indonesia | 0.8%
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	5,400	174,150

Ireland | 0.8%
CRH PLC Sponsored ADR	5,900	168,386

Italy | 4.3%
Eni SpA Sponsored ADR	9,200	682,916
UniCredit SpA	35,400	216,672
Total Italy		899,588

Description	Shares	Value

Japan | 9.0%
Canon, Inc. Sponsored ADR	10,000	$512,100
Hoya Corp. Sponsored ADR	4,900	112,700
Inpex Holdings, Inc.	26	328,107
Mitsubishi Corp.	12,500	412,017
Sumitomo Mitsui Financial Group, Inc. ADR	66,850	498,032
Total Japan		1,862,956

Netherlands | 4.2%
Heineken NV ADR	7,500	190,125
Royal Dutch Shell PLC, A Shares	10,900	448,516
TNT NV ADR	6,600	224,466
Total Netherlands		863,107

Russia | 1.2%
Mobile TeleSystems Sponsored ADR	3,370	258,176

Singapore | 4.2%
DBS Group Holdings, Ltd.	22,500	311,896
Singapore Telecommunications, Ltd. ADR	20,700	547,515
Total Singapore		859,411

South Korea | 3.3%
Kookmin Bank	6,200	366,292
Samsung Electronics Co., Ltd. GDR (c)	1,040	306,540
Total South Korea		672,832

Spain | 1.0%
Banco Santander SA	11,800	216,811

Sweden | 0.9%
Telefonaktiebolaget LM Ericsson
Sponsored ADR	18,000	187,200

Switzerland | 14.2%
Nestle SA Sponsored ADR	5,350	603,748
Novartis AG ADR	15,400	847,616
Roche Holding AG	4,000	720,474
UBS AG (a)	18,600	390,371
Zurich Financial Services AG ADR	14,600	370,840
Total Switzerland		2,933,049

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)
Turkey | 1.0%
Turkcell Iletisim Hizmetleri AS ADR	14,000	$203,700

United Kingdom | 24.6%
BAE Systems PLC	71,000	625,789
BP PLC Sponsored ADR	7,400	514,818
British American Tobacco PLC
Sponsored ADR	6,400	443,200
Diageo PLC Sponsored ADR	6,200	457,994
GlaxoSmithKline PLC Sponsored ADR	6,950	307,329
HSBC Holdings PLC Sponsored ADR	2,850	218,595
Imperial Tobacco Group PLC ADR	5,610	416,542
Prudential PLC	49,500	525,520
Reckitt Benckiser Group PLC	4,200	212,909
Tesco PLC Sponsored ADR	9,000	198,450
Unilever PLC Sponsored ADR	14,900	423,309
Vodafone Group PLC Sponsored ADR	25,800	760,068
Total United Kingdom		5,104,523

Total Common Stocks
(Identified cost $20,106,055)		19,967,202

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 2.3%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $495,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $490,298) Proceeds of $477,014 (Identified cost $477,000)	$477	$477,000

Total Investments | 98.7%
(Identified cost $20,583,055) (b)		$20,444,202

Cash and Other Assets in Excess of Liabilities | 1.3%		269,518

Net Assets | 100.0%		$20,713,720

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 96.1%

Austria | 2.1%
OMV AG	103,080	$8,092,000

Canada | 3.2%
Eastern Platinum, Ltd. (a)	1,687,300	4,633,166
Telus Corp.	185,000	7,777,729
Total Canada		12,410,895

China | 0.9%
Hengan International Group Co., Ltd.	1,137,000	3,353,875

Cyprus | 1.2%
Bank of Cyprus Public Co., Ltd.	393,170	4,791,268

Egypt | 4.1%
Eastern Tobacco	100,410	6,078,327
Egyptian Company for Mobile Services	320,370	10,011,431
Total Egypt		16,089,758

Finland | 2.1%
Sampo Oyj, A Shares	326,000	8,238,000

France | 6.4%
Gaz de France	188,450	12,111,510
Total SA	150,503	12,843,211
Total France		24,954,721

Germany | 9.8%
Daimler AG	111,110	6,871,536
E.ON AG	72,820	14,692,593
Siemens AG	56,930	6,320,954
Symrise AG	267,883	5,820,408
Wincor Nixdorf AG	65,880	4,586,712
Total Germany		38,292,203

Greece | 2.0%
OPAP SA	221,430	7,732,629

India | 1.1%
Grasim Industries, Ltd. Sponsored GDR (c)	100,700	4,430,800

Description	Shares	Value

Ireland | 1.0%
CRH PLC	137,525	$4,049,043

Italy | 2.1%
Prysmian SpA	317,240	8,036,615

Japan | 12.6%
Daito Trust Construction Co., Ltd.	240,000	11,640,062
Inpex Holdings, Inc.	587	7,407,637
Japan Tobacco, Inc.	1,190	5,076,706
JSR Corp.	168,400	3,346,273
Mitsubishi Corp.	217,500	7,169,092
Nippon Electric Glass Co., Ltd.	245,000	4,238,499
T&D Holdings, Inc.	108,950	6,700,038
USS Co., Ltd.	58,270	3,846,802
Total Japan		49,425,109

Netherlands | 0.7%
TNT NV	85,937	2,938,794

Norway | 1.5%
Telenor ASA	302,100	5,682,318

Portugal | 1.2%
Galp Energia SGPS SA, B Shares	207,780	4,632,294

Russia | 2.7%
Gazprom OAO Sponsored ADR	89,113	5,168,554
Globaltrans Investment PLC Sponsored GDR (c)	338,410	5,516,083
Total Russia		10,684,637

Singapore | 2.0%
DBS Group Holdings, Ltd.	551,000	7,637,985

Switzerland | 14.1%
Julius Baer Holding AG	81,112	5,478,663
Nestle SA	314,410	14,207,005
Novartis AG	326,877	17,998,954
Roche Holding AG	58,900	10,608,976
UBS AG (a)	328,510	6,894,674
Total Switzerland		55,188,272

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

Turkey | 1.1%
Turkiye Halk Bankasi AS	922,070	$4,370,357

United Kingdom | 24.2%
BAE Systems PLC	1,889,815	16,656,704
British American Tobacco PLC	299,728	10,382,056
British Energy Group PLC	424,920	6,030,434
Cairn Energy PLC (a)	64,389	4,148,991
IG Group Holdings PLC	568,600	3,740,298
Imperial Tobacco Group PLC	262,564	9,785,104
National Grid PLC	623,333	8,200,672
Old Mutual PLC	1,716,860	3,173,506
Prudential PLC	452,700	4,806,115
Standard Chartered PLC	157,460	4,485,003
Tesco PLC	986,446	7,256,198
UK Coal PLC (a)	517,540	5,752,208
Vodafone Group PLC	3,409,000	10,127,605
Total United Kingdom		94,544,894

Total Common Stocks
(Identified cost $373,187,491)		375,576,467
	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 2.5%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $9,990,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $9,895,095) Proceeds of $9,698,283 (Identified cost $9,698,000)	$9,698	$9,698,000

Total Investments | 98.6%
(Identified cost $382,885,491) (b)		$385,274,467

Cash and Other Assets in Excess of Liabilities | 1.4%		5,462,394

Net Assets | 100.0%		$390,736,861

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 95.8%

Australia | 2.8%
ABC Learning Centres, Ltd.	658,237	$631,018
Fairfax Media, Ltd.	477,515	1,341,265
James Hardie Industries NV	304,900	1,239,319
Macquarie Infrastructure Group	712,920	1,585,582
Total Australia		4,797,184

Austria | 1.2%
Andritz AG	32,278	2,035,346

Belgium | 1.0%
Arseus NV	132,110	1,680,646

Finland | 4.0%
KCI Konecranes Oyj	60,410	2,501,461
Sampo Oyj, A Shares	97,660	2,467,863
Vacon Oyj	46,640	1,890,884
Total Finland		6,860,208

France | 3.5%
Neopost SA	25,570	2,705,788
Sechilienne-Sidec SA	22,272	1,747,698
Virbac SA	18,056	1,554,459
Total France		6,007,945

Germany | 9.2%
Compugroup Holding AG (a)	146,444	2,075,120
CTS Eventim AG	44,630	1,788,314
D+S europe AG (a)	119,079	2,441,043
Pfeiffer Vacuum Technology AG	21,539	2,234,129
SGL Carbon AG (a)	42,170	2,960,536
Symrise AG	106,058	2,304,367
Wincor Nixdorf AG	26,907	1,873,325
Total Germany		15,676,834

Greece | 1.5%
Piraeus Bank SA	94,807	2,576,383

Hong Kong | 1.5%
Esprit Holdings, Ltd.	238,465	2,477,241

Description	Shares	Value

Ireland | 3.6%
Anglo Irish Bank Corp. PLC	203,733	$1,908,567
DCC PLC	103,120	2,573,365
Grafton Group PLC Units (a)	278,218	1,620,750
Total Ireland		6,102,682

Isle Of Man | 1.0%
Hansard Global PLC	552,052	1,726,379

Italy | 1.1%
MARR SpA	178,062	1,836,292

Japan | 22.3%
Amano Corp.	168,700	1,626,866
Asahi Pretec Corp.	96,000	2,992,513
Daito Trust Construction Co., Ltd.	48,300	2,342,562
Don Quijote Co., Ltd.	68,100	1,246,111
Hisamitsu Pharmaceutical Co., Inc.	61,600	2,680,153
Ichiyoshi Securities Co., Ltd.	160,600	1,471,618
JAFCO Co., Ltd.	51,800	1,770,815
JSR Corp.	78,100	1,551,924
K.K. DaVinci Advisors (a)	2,571	1,760,246
Konami Corp.	88,100	3,078,128
Misumi Group, Inc.	154,700	2,877,360
Ohara, Inc.	125,500	2,240,881
OSG Corp.	166,900	1,886,142
Suruga Bank, Ltd.	164,400	2,138,121
Sysmex Corp.	51,500	2,027,311
T. Hasegawa Co., Ltd.	13,400	203,805
THK Co., Ltd.	111,200	2,157,292
Union Tool Co.	60,500	1,760,559
USS Co., Ltd.	30,250	1,997,010
Total Japan		37,809,417

Netherlands | 10.1%
AMG Advanced Metallurgical Group NV	38,801	3,314,148
Fugro NV	46,149	3,941,769
InnoConcepts NV	103,955	1,463,228
Koninklijke Boskalis Westminster NV	45,026	2,413,847
Ordina NV	119,971	1,613,108
SBM Offshore NV	81,658	3,013,599
USG People NV	79,815	1,448,915
Total Netherlands		17,208,614

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)
Norway | 4.8%
Acergy SA	86,470	$1,935,439
ODIM ASA (a)	167,580	2,796,729
Songa Offshore ASA (a)	215,320	3,477,199
Total Norway		8,209,367

Portugal | 0.8%
Banif SGPS SA	490,408	1,358,937

Spain | 2.1%
Codere SA	66,541	1,498,147
Indra Sistemas SA	81,701	2,125,038
Total Spain		3,623,185

Sweden | 5.6%
Duni AB	224,186	1,637,902
Elekta AB, B Shares	113,480	2,185,768
Getinge AB, B Shares	111,139	2,721,983
Indutrade AB	84,920	1,663,868
KappAhl Holding AB (a)	186,930	1,275,697
Total Sweden		9,485,218

Switzerland | 6.7%
Bank Sarasin & Cie AG, B Shares	51,820	2,330,898
Banque Cantonale Vaudoise	4,158	1,379,827
Burckhardt Compression Holding AG	9,697	2,942,656
Dufry Group	16,966	1,552,857
Gottex Fund Management Holdings, Ltd.	39,882	1,151,700
Swissquote Group Holding SA	46,688	2,084,061
Total Switzerland		11,441,999

United Kingdom | 13.0%
Ashmore Group PLC	390,162	1,682,517
Charter PLC	146,810	2,542,621
Chemring Group PLC	58,700	2,766,364
Enodis PLC	1	6
Filtrona PLC	449,323	1,273,114
Hampson Industries PLC	929,648	3,175,698
Intertek Group PLC	120,131	2,364,115
Man Group PLC	215,527	2,678,815

Description	Shares	Value

Northgate PLC	33,427	$235,033
Regus Group PLC	898,722	1,449,996
Sepura, Ltd.	510,489	887,173
Victrex PLC	203,021	3,020,773
Total United Kingdom		22,076,225

Total Common Stocks
(Identified cost $170,779,594)		162,990,102

Preferred Stock | 1.8%

Germany | 1.8%
Fuchs Petrolub AG
(Identified cost $2,309,672)	31,693	2,993,945

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 2.1%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $3,725,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $3,689,613) Proceeds of $3,616,105 (Identified cost $3,616,000)	$3,616	3,616,000

Total Investments | 99.7%
(Identified cost $176,705,266) (b)		$169,600,047

Cash and Other Assets in Excess of Liabilities | 0.3%		433,228

Net Assets | 100.0%		$170,033,275

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 85.9%

Argentina | 3.4%
Tenaris SA ADR	3,422,507	$254,976,772

Bahrain | 0.5%
Investcorp Bank BSC GDR	622,035	15,861,893
Investcorp Bank BSC GDR (c)	700,149	17,853,799
Total Bahrain		33,715,692

Brazil | 9.1%
Banco do Brasil SA	8,419,900	137,346,631
Companhia de Concessoes Rodoviarias	2,533,200	50,076,170
Empresa Brasileira de Aeronautica SA ADR	2,496,700	66,162,550
Iochpe Maxion SA	2,652,533	50,466,132
JHSF Participacoes SA	15,450,900	77,297,872
Redecard SA	9,684,530	187,214,512
Souza Cruz SA	3,691,565	105,236,430
Total Brazil		673,800,297

China | 0.2%
Shougang Concord International Enterprises Co., Ltd.	40,697,000	13,309,481

Egypt | 3.5%
Eastern Tobacco	1,026,699	62,151,296
Egyptian Company for Mobile Services	2,342,349	73,197,446
Orascom Construction Industries	1,030,509	70,879,783
Orascom Telecom Holding SAE	4,308,398	55,698,504
Total Egypt		261,927,029

Hungary | 0.6%
OTP Bank Nyrt (a)	1,002,200	41,941,438

India | 7.2%
Grasim Industries, Ltd.	1,084,098	46,614,324
Hero Honda Motors, Ltd.	4,046,795	64,428,927
Hindustan Unilever, Ltd.	2,524,369	12,080,594
Oil and Natural Gas Corp., Ltd.	9,392,833	175,522,086
Punjab National Bank, Ltd.	6,263,290	54,153,257
Satyam Computer Services, Ltd.	14,281,767	145,423,408
State Bank of India	1,356,680	34,906,328
Total India		533,128,924

Description	Shares	Value

Indonesia | 4.5%
PT Astra International Tbk	51,452,600	$107,425,439
PT Bank Mandiri Tbk	309,023,500	87,143,287
PT Telekomunikasi Indonesia Tbk Sponsored ADR	4,247,597	136,985,003
PT United Tractors Tbk	1,874,801	2,470,589
Total Indonesia		334,024,318

Israel | 3.6%
Bank Hapoalim BM	26,967,546	119,148,620
Delek Automotive Systems, Ltd.	1,447,263	23,130,267
Israel Chemicals, Ltd.	5,400,272	125,831,581
Total Israel		268,110,468

Malaysia | 1.5%
British American Tobacco Malaysia Berhad	4,992,000	67,603,979
PLUS Expressways Berhad	55,717,100	44,164,434
Total Malaysia		111,768,413

Mexico | 6.0%
Cemex SAB de CV Sponsored ADR (a)	3,950,580	97,579,326
Desarrolladora Homex SA de CV ADR (a)	1,900,416	111,326,369
Fomento Economico Mexicano SAB de CV Sponsored ADR	1,715,780	78,085,148
Grupo Televisa SA Sponsored ADR	3,891,569	91,918,860
Kimberly-Clark de Mexico SAB de CV, Series A	16,857,165	68,650,641
Total Mexico		447,560,344

Philippines | 2.0%
Philippine Long Distance Telephone Co. Sponsored ADR	2,805,060	149,846,305

Russia | 6.5%
Eurasia Drilling Co., Ltd. GDR (c)	2,296,200	59,586,390
Evraz Group SA GDR	579,850	67,552,525
Mobile TeleSystems Sponsored ADR	2,134,000	163,485,740
Oriflame Cosmetics SA SDR	1,565,521	100,729,668
TNK-BP Holding	27,862,485	61,715,404
Vsmpo-Avisma Corp.	198,087	30,307,311
Total Russia		483,377,038

Singapore | 0.8%
Cosco Corp. (Singapore), Ltd. ADR	5,103,700	59,202,920

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)
South Africa | 13.8%
Aquarius Platinum, Ltd.	6,289,065	$100,903,938
Eqstra Holdings, Ltd.	4,858,671	7,787,525
Imperial Holdings, Ltd. (a)	10,174,560	68,545,088
Kumba Iron Ore, Ltd.	3,812,347	153,370,282
Massmart Holdings, Ltd.	9,355,310	73,719,365
Murray & Roberts Holdings, Ltd.	5,291,219	58,784,565
Naspers, Ltd., N Shares	4,292,920	93,753,425
Nedbank Group, Ltd.	8,973,001	105,372,598
Pretoria Portland Cement Co., Ltd.	29,606,069	108,479,964
Sanlam, Ltd.	38,573,326	81,777,422
Steinhoff International Holdings, Ltd.	32,864,167	66,819,609
Truworths International, Ltd.	34,331,601	100,627,106
Total South Africa		1,019,940,887

South Korea | 13.7%
Amorepacific Corp.	85,572	53,009,566
GS Engineering & Construction Corp.	635,907	69,605,995
Hite Brewery Co., Ltd.	699,255	77,753,314
Kookmin Bank	4,414,151	260,785,366
Samsung Electronics Co., Ltd.	366,065	218,718,632
Shinhan Financial Group Co., Ltd.	4,423,761	200,032,403
Woongjin Coway Co., Ltd.	4,565,228	133,982,601
Total South Korea		1,013,887,877

Taiwan | 5.1%
Advanced Semiconductor Engineering, Inc.	58,742,000	52,833,545
Advantech Co., Ltd.	16,211,759	41,660,370
Hon Hai Precision Industry Co., Ltd.	18,860,690	92,896,029
Novatek Microelectronics Corp., Ltd.	20,353,547	59,143,506
Taiwan Semiconductor Manufacturing Co., Ltd.	59,866,918	128,203,132
Total Taiwan		374,736,582

Turkey | 3.9%
Ford Otomotiv Sanayi AS	5,589,045	39,964,161
Turkcell Iletisim Hizmetleri AS	25,412,984	145,371,323
Turkiye Is Bankasi, C Shares	31,582,523	103,236,162
Total Turkey		288,571,646

Total Common Stocks
(Identified cost $6,581,800,404)		6,363,826,431

Description	Shares	Value

Preferred Stocks | 6.7%

Brazil | 6.7%
AES Tiete SA	6,834,402	$72,048,777
Companhia Energetica de Minas Gerais	2,695,592	65,376,219
Companhia Vale do Rio Doce, A Shares	3,752,212	111,646,505
Klabin SA	21,023,480	78,554,454
Suzano Papel e Celulose SA	5,707,705	92,464,038
Tam SA Sponsored ADR	3,902,180	74,609,681
Total Brazil		494,699,674

Total Preferred Stocks
(Identified cost $431,205,129)		494,699,674

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 7.8%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $578,785,000 United States Treasury Bill and Note, 0.00%-4.375%, 09/25/08-08/15/12, with a value of $588,675,349) Proceeds of $577,143,833 (Identified cost $577,127,000)	$577,127	577,127,000

Total Investments | 100.4%
(Identified cost $7,590,132,533) (b)		$7,435,653,105

Liabilities in Excess of Cash and Other Assets | (0.4)%		(32,002,252)

Net Assets | 100.0%		$7,403,650,853

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

	Principal
	Amount
Description	(000)	Value
Lazard U.S. High Yield Portfolio

Corporate Bonds | 89.8%

Aerospace & Defense | 1.2%
L-3 Communications Corp.,
7.625%, 06/15/12	$600	$604,500

Automotive | 3.0%
ArvinMeritor, Inc.,
8.125%, 09/15/15	550	440,000
Ford Motor Credit Co.,
7.00%, 10/01/13	875	643,239
General Motors Acceptance Corp.,
6.75%, 12/01/14	625	413,829
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (e)	2,840	284
		1,497,352

Building Materials | 2.0%
Legrand SA,
8.50%, 02/15/25	925	1,000,075

Cable Television | 6.1%
Cablevision Systems Corp.,
8.00%, 04/15/12	725	685,125
Charter Communications Holdings LLC,
11.00%, 10/01/15	424	315,880
DirecTV Holdings LLC:
6.375%, 06/15/15	400	374,000
8.375%, 03/15/13	450	462,375
EchoStar DBS Corp.:
5.75%, 10/01/08	50	50,125
6.625%, 10/01/14	810	749,250
Mediacom Broadband LLC,
8.50%, 10/15/15	475	426,312
		3,063,067
Chemicals | 4.5%
ARCO Chemical Co.,
9.80%, 02/01/20	535	425,325
Momentive Performance Materials, Inc.,
9.75%, 12/01/14	275	235,125

	Principal
	Amount
Description	(000)	Value
Mosaic Global Holdings, Inc.,
7.30%, 01/15/28	$775	$767,250
NOVA Chemicals Corp.,
6.50%, 01/15/12	687	614,865
Tronox Worldwide LLC,
9.50%, 12/01/12	275	223,437
		2,266,002
Computer Services | 1.1%
SunGard Data Systems, Inc.,
10.25%, 08/15/15	524	526,620

Diversified | 3.2%
Leucadia National Corp.,
7.00%, 08/15/13	950	940,500
The Greenbrier Cos., Inc.,
8.375%, 05/15/15	700	651,000
		1,591,500
Drugs | 1.0%
Elan Finance PLC,
7.75%, 11/15/11	500	491,875

Electric Generation | 1.3%
Edison Mission Energy,
7.50%, 06/15/13	675	669,938

Electric Integrated | 0.7%
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/01/15 (c)	350	341,688

Electronics | 1.9%
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	225	182,812
10.125%, 12/15/16	175	133,438
NXP BV,
7.875%, 10/15/14	700	644,000
		960,250
Energy Exploration & Production | 4.7%
Compagnie Generale de Geophysique,
7.50%, 05/15/15	750	754,687
OPTI Canada, Inc.,
8.25%, 12/15/14	525	525,000

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

	Principal
	Amount
Description	(000)	Value
Lazard U.S. High Yield Portfolio (continued)
PetroHawk Energy Corp.,
9.125%, 07/15/13	$600	$613,500
Seitel, Inc.,
9.75%, 02/15/14	525	469,875
		2,363,062
Energy Integrated | 0.4%
Verasun Energy Corp.,
9.875%, 12/15/12	250	219,688

Environmental | 1.5%
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	740,125

Financial Services | 0.0%
Finance One PLC,
0.00%, 01/03/09 (a), (e), (f)	20,000	0
Morgan Guarantee Trust,
0.00%, 01/03/09 (a), (e), (f)	10,569	0
		0
Food & Beverages | 2.3%
Dean Foods Co.,
7.00%, 06/01/16	800	694,000
NBTY, Inc.,
7.125%, 10/01/15	475	451,250
		1,145,250
Forest & Paper Products | 3.0%
Georgia-Pacific Corp.:
8.125%, 05/15/11	300	297,000
9.50%, 12/01/11	500	510,000
Smurfit Capital Funding PLC,
7.50%, 11/20/25	750	682,500
		1,489,500
Gaming | 5.0%
Harrah’s Operating Co., Inc.,
10.75%, 02/01/16 (c)	375	307,500
Mandalay Resorts Group,
9.375%, 02/15/10	1,035	1,029,825
Mohegan Tribal Gaming Authority,
7.125%, 08/15/14	700	581,000
Wynn Las Vegas LLC,
6.625%, 12/01/14	635	581,025
		2,499,350
Gas Distribution | 1.3%
Ferrellgas Partners LP,
8.75%, 06/15/12	684	672,030

	Principal
	Amount
Description	(000)	Value
Health Services | 5.7%
Community Health Systems, Inc.,
8.875%, 07/15/15	$600	$606,000
HCA, Inc.,
9.25%, 11/15/16	675	696,937
HealthSouth Corp.,
10.75%, 06/15/16	350	376,250
Senior Housing Properties Trust,
7.875%, 04/15/15	179	181,685
Tenet Healthcare Corp.,
7.375%, 02/01/13	500	467,500
The Cooper Cos., Inc.,
7.125%, 02/15/15	525	502,688
		2,831,060
Hotels | 2.7%
Felcor Lodging LP,
8.50%, 06/01/11	575	562,062
Host Hotels & Resorts, Inc.,
7.125%, 11/01/13	850	792,625
		1,354,687
Leisure & Entertainment | 1.4%
Royal Caribbean Cruises, Ltd.:
7.25%, 06/15/16	300	266,625
8.00%, 05/15/10	400	407,000
		673,625
Machinery | 1.3%
Case New Holland, Inc.,
7.125%, 03/01/14	650	633,750

Media | 2.9%
CanWest Media, Inc.,
8.00%, 09/15/12	411	365,498
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14	600	519,000
ION Media Networks, Inc.,
11.00%, 07/31/13	25	7,040
Lamar Media Corp.,
7.25%, 01/01/13	600	574,500
		1,466,038
Metals & Mining | 2.0%
Century Aluminum Co.,
7.50%, 08/15/14	225	222,750
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/15	650	671,125
8.375%, 04/01/17	100	105,750
		999,625

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

	Principal
	Amount
Description	(000)	Value
Lazard U.S. High Yield Portfolio (continued)
Printing & Publishing | 2.3%
Deluxe Corp.,
7.375%, 06/01/15	$525	$460,687
Idearc, Inc.,
8.00%, 11/15/16	725	454,938
R.H. Donnelley Corp.,
8.875%, 01/15/16	400	246,000
		1,161,625
Real Estate | 2.5%
AMR Real Estate Partners:
7.125%, 02/15/13	500	452,500
8.125%, 06/01/12	350	336,000
Forest City Enterprises, Inc.,
7.625%, 06/01/15	475	439,375
		1,227,875
Retail | 3.7%
AutoNation, Inc.,
7.00%, 04/15/14	650	581,750
Saks, Inc.,
9.875%, 10/01/11	1,225	1,274,000
		1,855,750
Steel-Producers | 2.3%
AK Steel Corp.,
7.75%, 06/15/12	625	628,125
Steel Dynamics, Inc.,
7.375%, 11/01/12 (c)	540	540,000
		1,168,125
Support Services | 5.3%
ARAMARK Corp.,
8.50%, 02/01/15	600	589,500
Avis Budget Car Rental LLC:
7.625%, 05/15/14	640	508,800
7.75%, 05/15/16	110	84,700
Hertz Corp.,
8.875%, 01/01/14	650	596,375
United Rentals North America, Inc.,
6.50%, 02/15/12	625	563,281
West Corp.,
11.00%, 10/15/16	350	296,625
		2,639,281

	Principal
	Amount
Description	(000)	Value
Telecommunications | 10.3%
Citizens Communications Co.,
6.25%, 01/15/13	$1,000	$927,500
Intelsat Bermuda, Ltd.,
11.25%, 06/15/16	350	354,813
Level 3 Financing, Inc.,
9.25%, 11/01/14	650	591,500
Nortel Networks, Ltd.,
10.75%, 07/15/16	375	371,250
Qwest Corp.,
7.875%, 09/01/11	800	800,000
Rogers Wireless Communications, Inc.,
9.625%, 05/01/11	1,000	1,105,000
Sprint Capital Corp.,
6.90%, 05/01/19	575	503,225
Windstream Corp.,
8.625%, 08/01/16	475	473,812
		5,127,100
Transportation | 3.2%
Kansas City Southern Railway Co.,
7.50%, 06/15/09	610	616,100
Stena AB,
7.50%, 11/01/13	975	975,000
		1,591,100
Total Corporate Bonds
(Identified cost $50,347,177)		44,871,513

Description	Shares	Value

Preferred Stock | 0.0%

Media | 0.0%
ION Media Networks, Inc.,
12.00%, 08/31/13
(Identified cost $1,551)	1	256

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Description	Shares	Value

Lazard U.S. High Yield Portfolio (concluded)

Warrants | 0.0%

Cable Television | 0.0%
Ono Finance PLC:
05/31/09 (a), (c), (d)	500	$5
03/16/11 (a), (c), (d)	470	5
		10
Total Warrants
(Identified cost $64,841)		10

Description	Principal Amount (000)	Value

Repurchase Agreement | 6.5%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $3,330,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $3,298,365) Proceeds of $3,230,094 (Identified cost $3,230,000)	$3,230	$3,230,000

Total Investments | 96.3%
(Identified cost $53,643,569) (b)		$48,101,779

Cash and Other Assets in Excess of Liabilities | 3.7%		1,858,378

Net Assets | 100.0%		$49,960,157

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 83.1%
Financial Select Sector SPDR Fund	281,500	$5,703,190
First Trust ISE-Revere Natural Gas Index Fund	287,500	9,056,250
iShares iBoxx $ High Yield Corporate Bond Fund	92,575	8,702,050
iShares Lehman MBS Fixed-Rate Bond Fund	101,065	10,229,799
iShares MSCI Brazil Index Fund	84,300	7,552,437
iShares S&P Global Materials Index Fund	27,035	2,243,094
iShares S&P National Municipal Bond Fund	77,772	7,737,536
iShares S&P North American Natural Resources Sector Index Fund	37,520	5,747,689
KBW Regional Banking ETF	242,600	6,460,438
Market Vectors Agribusiness ETF	117,959	7,307,560
Market Vectors Global Alternative Energy ETF (a)	121,191	6,198,920
Market Vectors Nuclear Energy ETF	4,700	160,787
PowerShares Dynamic Oil & Gas Services Portfolio	204,925	6,883,431
PowerShares Dynamic Technology Sector Portfolio (a)	322,300	7,867,343
PowerShares Global Nuclear Energy Portfolio	280,000	7,700,000
PowerShares Global Water Portfolio (a)	5,125	110,341
PowerShares Golden Dragon Halter USX China Portfolio	975	24,170
PowerShares Water Resources Portfolio	352,300	7,327,840
PowerShares WilderHill Clean Energy Portfolio (a)	356,800	6,975,440
SPDR DB International Government Inflation-Protected Bond ETF	42,000	2,558,640
SPDR Russell/Nomura Prime Japan ETF	8,280	395,453
SPDR Lehman Aggregate Bond ETF	192,595	10,274,943
SPDR Lehman Intermediate Term Treasury ETF	14,260	788,721

Description	Shares	Value

SPDR Lehman International Treasury Bond ETF	85,294	$4,705,670
Vanguard Pacific ETF	115,000	7,220,850
Total Exchange-Traded Funds
(Identified cost $135,366,485)		139,932,592

Closed-End Management Investment Companies | 8.6%
China Fund, Inc.	31,370	957,412
DWS Global Commodities Stock Fund, Inc.	301,305	6,116,492
Eaton Vance Limited Duration Income Fund	13,500	195,345
MFS Intermediate Income Trust	432,105	2,696,335
MFS Multimarket Income Trust	743,200	4,236,240
Nuveen Insured Premium Income Municipal Fund	17,500	226,800
Total Closed-End Management Investment Companies
(Identified cost $ 14,093,683)		14,428,624

Description	Principal Amount (000)	Value

Repurchase Agreement | 6.7%
State Street Bank and Trust Co., 1.05%, 07/01/08 (Dated 06/30/08, collateralized by $11,360,000 United States Treasury Note, 4.125%, 08/15/08, with a value of $11,548,576) Proceeds of $11,319,330 (Identified cost $11,319,000)	$11,319	11,319,000

Total Investments | 98.4%
(Identified cost $160,779,168) (b)		$165,680,216

Cash and Other Assets in Excess of Liabilities | 1.6%		2,737,368

Net Assets | 100.0%		$168,417,584

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Forward Currency Purchase Contracts open at June 30, 2008:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
EUR	07/29/08	2,000,000	$3,119,280	$3,144,149	$(24,869)
EUR	07/29/08	2,000,000	3,114,460	3,144,149	(29,689)
EUR	07/29/08	1,500,000	2,324,835	2,358,113	(33,278)
Total Forward Currency Purchase Contracts			$8,558,575	$8,646,411	$(87,836)
Gross unrealized depreciation on Forward Currency Purchase Contracts					$(87,836)

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2008 (unaudited)
(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Equity Value	$10,444,625	$528,395	$1,769,077	$(1,240,682)
U.S. Strategic Equity	90,065,799	5,323,890	11,239,357	(5,915,467)
U.S. Mid Cap Equity	316,092,937	22,607,475	40,764,936	(18,157,461)
U.S. Small Cap Equity	76,045,793	7,984,985	9,929,213	(1,944,228)
U.S. Small Cap Equity Value	17,682,165	996,473	2,216,378	(1,219,905)
U.S. Small Cap Equity Growth	14,054,905	1,500,364	2,467,139	(966,775)
Global Equity Income	3,590,389	14,388	361,498	(347,110)
International Equity	204,069,752	16,279,721	17,001,244	(721,523)
International Equity Select	20,583,055	1,564,372	1,703,225	(138,853)
International Strategic Equity	382,885,491	25,208,452	22,819,476	2,388,976
International Small Cap Equity	176,705,266	20,214,727	27,319,946	(7,105,219)
Emerging Markets Equity	7,590,132,533	675,715,085	830,194,513	(154,479,428)
U.S. High Yield	53,643,569	591,370	6,133,160	(5,541,790)
Capital Allocator Opportunistic Strategies	160,779,168	8,647,767	3,746,719	4,901,048
(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2008, these securities amounted to 0.8%, 1.5%, 2.5%, 1.0% and 2.4% of net assets of Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio and Lazard U.S. High Yield Portfolio, respectively, and are considered to be liquid.

(d)	Date shown is the expiration date.
(e)	Issue in default.
(f)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

Security Abbreviations:

ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
EUR	—	Euro
GDR	—	Global Depositary Receipt
IDS	—	Income Deposit Security
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  63

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Global Equity Income Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio
Agriculture	—%	—%	—%	—%	—%	1.7%
Alcohol & Tobacco	6.4	8.1	7.3	8.0	—	4.2
Automotive	1.8	1.5	0.8	1.8	—	2.9
Banking	9.6	9.5	8.8	5.4	6.9	12.7
Cable Television	—	—	—	—	—	1.3
Chemicals	5.0	0.8	—	2.3	8.8	—
Commercial Services	0.4	0.9	2.0	2.8	10.9	0.3
Computer Software	0.7	—	—	—	1.4	—
Construction & Engineering	—	—	—	—	1.4	2.7
Consumer Products	1.6	0.9	1.0	0.9	1.8	5.0
Drugs	4.6	10.5	9.1	7.3	2.5	—
Electric	2.3	4.3	9.0	7.4	—	1.9
Energy	—	—	—	—	1.0	—
Energy Exploration & Production	—	1.3	1.6	3.0	—	2.4
Energy Integrated	9.5	9.2	12.2	9.3	1.8	1.6
Energy Services	2.1	1.9	—	—	7.3	3.4
Financial Services	9.3	2.6	1.9	4.9	5.3	6.9
Food & Beverages	0.7	6.5	6.7	3.6	1.1	1.1
Forest & Paper Products	1.8	—	—	—	1.0	3.2
Gas Utilities	0.6	2.9	—	3.1	—	—
Health Services	—	—	—	—	1.2	—
Housing	3.0	3.2	0.8	5.1	2.1	4.9
Insurance	2.2	5.9	6.3	5.1	2.5	—
Leisure & Entertainment	5.2	1.0	—	2.0	2.0	1.2
Manufacturing	1.0	5.0	4.7	9.0	21.1	2.6
Medical Products	0.7	—	—	—	5.1	—
Metals & Mining	0.8	—	1.1	1.2	—	6.3
Real Estate	0.7	—	—	—	1.0	1.0
Retail	1.1	2.9	2.6	1.9	3.9	2.3
Semiconductors & Components	4.0	1.6	4.5	—	1.1	6.2
Technology	—	1.3	—	1.2	3.3	2.0
Technology Hardware	0.6	2.7	3.1	—	0.5	1.8
Telecommunications	12.3	8.9	11.8	8.6	—	9.8
Transportation	2.3	2.8	1.1	2.2	2.6	3.2
Subtotal	90.3	96.2	96.4	96.1	97.6	92.6
Repurchase Agreements	9.0	2.9	2.3	2.5	2.1	7.8
Total Investments	99.3%	99.1%	98.7%	98.6%	99.7%	100.4%

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

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The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2008	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$9,203,943	$84,150,332
Cash	126	795
Receivables for:
Capital stock sold	—	166,984
Investments sold	8,712	604,676
Dividends and interest	16,840	136,973
Amount due from Investment Manager (Note 3)	19,627	—
Deferred offering expenses	—	—
Total assets	9,249,248	85,059,760

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—
Management fees	—	53,202
Accrued distribution fees	56	2,135
Accrued directors’ fees	110	1,119
Investments purchased	80,807	171,822
Capital stock redeemed	—	6,807
Other accrued expenses and payables	57,485	68,029
Total liabilities	138,458	303,114
Net assets	$9,110,790	$84,756,646

NET ASSETS
Paid in capital	$10,966,018	$95,690,088
Undistributed (Accumulated) net investment income (loss)	57,284	555,710
Accumulated undistributed net realized gain (loss)	(671,830)	(5,573,685)
Net unrealized depreciation on:
Investments	(1,240,682)	(5,915,467)
Foreign currency	—	—
Net assets	$9,110,790	$84,756,646

Institutional Shares
Net assets	$8,870,458	$74,762,215
Shares of capital stock outstanding*	908,170	8,313,021
Net asset value, offering and redemption price per share	$9.77	$8.99

Open Shares
Net assets	$240,332	$9,994,431
Shares of capital stock outstanding*	24,526	1,110,384
Net asset value, offering and redemption price per share	$9.80	$9.00

Cost of investments in securities	$10,444,625	$90,065,799
*	$0.001 par value 2,250,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small Cap Equity Portfolio	Lazard U.S. Small Cap Equity Value Portfolio	Lazard U.S. Small Cap Equity Growth Portfolio	Lazard Global Equity Income Portfolio

ASSETS
Investments in securities, at value	$297,935,476	$74,101,565	$16,462,260	$13,088,130	$3,243,279
Cash	722	915	820	118	1,000
Receivables for:
Capital stock sold	6,613,272	183,184	—	—	73,277
Investments sold	2,919,910	19,472	301,502	—	—
Dividends and interest	353,586	56,341	12,465	3,255	20,244
Amount due from Investment Manager (Note 3)	—	—	16,488	6,349	49,262
Deferred offering expenses	—	—	36,070	—	36,070
Total assets	307,822,966	74,361,477	16,829,605	13,097,852	3,423,132

LIABILITIES
Payables for:	—	—	—	—	1,235
Foreign currency due to Custodian	195,056	52,500	—	—	—
Management fees	24,604	4,180	20	67	334
Accrued distribution fees	4,682	1,476	—	171	—
Accrued directors’ fees	3,191,187	1,928,314	178,492	—	150,592
Investments purchased	5,416,752	23,515	1,157	—	—
Capital stock redeemed	108,729	89,749	3,961	52,468	5,430
Other accrued expenses and payables	8,941,010	2,099,734	183,630	52,706	157,591
Total liabilities	$298,881,956	$72,261,743	$16,645,975	$13,045,146	$3,265,541

NET ASSETS
Paid in capital	$370,778,139	$84,147,498	$17,809,249	$14,757,741	$3,580,346
Undistributed (Accumulated) net investment income (loss)	2,099,076	5,455	2,956	(50,469)	42,466
Accumulated undistributed net realized gain (loss)	(55,837,798)	(9,946,982)	53,675	(695,351)	(10,050)
Net unrealized depreciation on:
Investments	(18,157,461)	(1,944,228)	(1,219,905)	(966,775)	(347,110)
Foreign currency	—	—	—	—	(111)
Net assets	$298,881,956	$72,261,743	$16,645,975	$13,045,146	$3,265,541

Institutional Shares
Net assets	$189,853,150	$53,485,838	$16,540,355	$12,762,450	$1,293,211
Shares of capital stock outstanding*	16,737,017	5,076,720	1,771,322	1,369,617	140,561
Net asset value, offering and redemption price per share	$11.34	$10.54	$9.34	$9.32	$9.20

Open Shares
Net assets	$109,028,806	$18,775,905	$105,620	$282,696	$1,972,330
Shares of capital stock outstanding*	9,759,528	1,810,056	11,319	30,513	214,553
Net asset value, offering and redemption price per share	$11.17	$10.37	$9.33	$9.26	$9.19

Cost of investments in securities	$316,092,937	$76,045,793	$17,682,165	$14,054,905	$3,590,389

* $0.001 par value 2,250,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  67

June 30, 2008	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

ASSETS
Investments in securities, at value	$203,348,229	$20,444,202
Cash	321	166
Foreign currency	277,709	—
Receivables for:
Investments sold	27,721,142	465,717
Capital stock sold	75,623	408
Dividends and interest	781,162	73,165
Amount due from Investment Manager (Note 3)	—	380
Deferred offering expenses	—	—
Total assets	232,204,186	20,984,038

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	58,200
Management fees	149,261	—
Accrued distribution fees	5,561	2,426
Accrued directors’ fees	3,910	283
Capital stock redeemed	26,049,648	36,084
Investments purchased	706,752	114,494
Dividends	—	—
Gross depreciation on forward currency contracts	—	—
Other accrued expenses and payables	169,102	58,831
Total liabilities	27,084,234	270,318
Net assets	$205,119,952	$20,713,720

NET ASSETS
Paid in capital	$207,006,059	$19,051,586
Undistributed (distributions in excess of) net investment income	4,577,015	409,426
Accumulated undistributed net realized gain (loss)	(5,757,660)	1,391,646
Net unrealized appreciation (depreciation) on:
Investments	(721,523)	(138,853)
Foreign currency and forward currency contracts	16,061	(85)
Net assets	$205,119,952	$20,713,720
Institutional Shares
Net assets	$180,214,758	$9,365,712
Shares of capital stock outstanding*	11,835,473	890,644
Net asset value, offering and redemption price per share	$15.23	$10.52

Open Shares
Net assets	$24,905,194	$11,348,008
Shares of capital stock outstanding*	1,625,236	1,078,430
Net asset value, offering and redemption price per share	$15.32	$10.52

Cost of investments in securities	$204,069,752	$20,583,055
Cost of foreign currency	$277,691	$—
*	$0.001 par value 2,250,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

ASSETS
Investments in securities, at value	$385,274,467	$169,600,047	$7,435,653,105	$48,101,779	$165,680,216
Cash	965	242	429	690	641
Foreign currency	410,094	129,792	21,599,405	—	—
Receivables for:
Investments sold	7,198,907	245,314	102,333,346	1,032,767	11,677,532
Capital stock sold	28,369	567,294	42,662,469	43,188	2,576,256
Dividends and interest	1,442,358	386,361	21,227,356	922,068	132,907
Amount due from Investment Manager (Note 3)	—	—	—	—	—
Deferred offering expenses	—	—	—	—	35,412
Total assets	394,355,160	170,929,050	7,623,476,110	50,100,492	180,102,964

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—	—	—	—
Management fees	248,488	109,717	6,347,153	5,684	106,919
Accrued distribution fees	5,607	14,527	405,665	1,233	985
Accrued directors’ fees	4,714	2,660	77,798	648	—
Capital stock redeemed	27,516	65,749	116,585,657	1,247	56,492
Investments purchased	3,189,669	384,761	93,291,587	—	11,431,394
Dividends	—	—	—	69,253	—
Gross depreciation on forward currency contracts	—	—	—	—	87,836
Other accrued expenses and payables	142,305	318,361	3,117,397	62,270	1,754
Total liabilities	3,618,299	895,775	219,825,257	140,335	11,685,380
Net assets	$390,736,861	$170,033,275	$7,403,650,853	$49,960,157	$168,417,584

NET ASSETS
Paid in capital	$388,368,140	$169,658,030	$6,744,942,881	$101,974,640	$167,539,415
Undistributed (distributions in excess of) net investment income	7,040,764	2,108,782	117,964,234	(285,258)	445,463
Accumulated undistributed net realized gain (loss)	(7,141,708)	5,357,178	695,044,734	(46,187,435)	(4,380,506)
Net unrealized appreciation (depreciation) on:
Investments	2,388,976	(7,105,219)	(154,479,428)	(5,541,790)	4,901,048
Foreign currency and forward currency contracts	80,689	14,504	178,432	—	(87,836)
Net assets	$390,736,861	$170,033,275	$7,403,650,853	$49,960,157	$168,417,584
Institutional Shares
Net assets	$363,271,401	$103,827,936	$5,449,227,434	$44,365,676	$162,219,904
Shares of capital stock outstanding*	32,043,696	10,863,176	247,872,441	8,932,212	15,735,644
Net asset value, offering and redemption price per share	$11.34	$9.56	$21.98	$4.97	$10.31

Open Shares
Net assets	$27,465,460	$66,205,339	$1,954,423,419	$5,594,481	$6,197,680
Shares of capital stock outstanding*	2,429,934	6,924,782	87,967,733	1,121,484	601,813
Net asset value, offering and redemption price per share	$11.30	$9.56	$22.22	$4.99	$10.30

Cost of investments in securities	$382,885,491	$176,705,266	$7,590,132,533	$53,643,569	$160,779,168
Cost of foreign currency	$410,075	$129,326	$21,624,860	$—	$—

* $0.001 par value 2,250,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  69

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Period Ended June 30, 2008	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

Investment Income (Loss)
Income
Dividends	$123,756	$1,006,174
Interest	1,824	24,594
Income from securities loaned	—	—
Total investment income*	125,580	1,030,768

Expenses
Management fees	34,908	341,388
Custodian fees	29,444	35,874
Administration fees	25,854	33,978
Distribution fees (Open Shares)	362	13,239
Professional services	24,044	24,835
Shareholders’ services	22,618	23,938
Registration fees	12,698	12,578
Shareholders’ reports	140	1,959
Amortization of offering expenses	—	—
Directors’ fees and expenses	226	2,342
Other	1,736	3,413
Total gross expenses	152,030	493,544
Management fees waived and expenses reimbursed	(95,576)	(6,565)
Administration fees waived	(9,375)	—
Expense reductions	(90)	(60)
Total net expenses	46,989	486,919
Net investment income (loss)	78,591	543,849

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(596,129)	(5,890,035)
Foreign currency	—	—

Net change in unrealized appreciation (depreciation) on:
Investments	(742,122)	(4,595,494)
Foreign currency	—	—
Net realized and unrealized loss on investments and foreign currency	(1,338,251)	(10,485,529)
Net decrease in net assets resulting from operations	$(1,259,660)	$(9,941,680)

* Net of foreign withholding taxes of	$—	$—

(a) Portfolio commenced operations on March 31, 2008.

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

For the Period Ended June 30, 2008	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small Cap Equity Portfolio	Lazard U.S. Small Cap Equity Value Portfolio (a)	Lazard U.S. Small Cap Equity Growth Portfolio	Lazard Global Equity Income Portfolio (a)

Investment Income (Loss)
Income
Dividends	$3,608,628	$504,149	$51,712	$29,450	$49,503
Interest	120,862	31,568	8,416	5,798	1,068
Income from securities loaned	—	47,956	—	—	—
Total investment income*	3,729,490	583,673	60,128	35,248	50,571
Expenses
Management fees	1,321,437	408,380	45,682	67,960	5,869
Custodian fees	61,627	53,421	13,849	26,735	15,038
Administration fees	60,132	35,775	17,465	26,273	16,669
Distribution fees (Open Shares)	167,221	25,355	58	407	640
Professional services	27,655	25,118	25,218	24,097	25,166
Shareholders’ services	27,181	25,009	11,505	22,614	11,504
Registration fees	18,884	13,828	—	13,867	—
Shareholders’ reports	15,238	5,892	1,654	98	1,654
Amortization of offering expenses	—	—	11,979	—	11,979
Directors’ fees and expenses	9,713	3,024	3,150	352	3,024
Other	11,075	3,832	1,984	1,834	1,860
Total gross expenses	1,720,163	599,634	132,544	184,237	93,403
Management fees waived and expenses reimbursed	—	—	(70,547)	(89,375)	(80,531)
Administration fees waived	—	—	(4,688)	(9,375)	(4,688)
Expense reductions	(2,282)	(37)	(137)	(48)	(79)
Total net expenses	1,717,881	599,597	57,172	85,439	8,105
Net investment income (loss)	2,011,609	(15,924)	2,956	(50,191)	42,466

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(50,252,942)	(6,954,382)	53,675	(591,363)	(5,290)
Foreign currency	—	—	—	—	(4,760)

Net change in unrealized appreciation (depreciation) on:
Investments	12,607,044	(2,912,064)	(1,219,905)	(2,083,662)	(347,110)
Foreign currency	—	—	—	—	(111)
Net realized and unrealized loss on investments and foreign currency	(37,645,898)	(9,866,446)	(1,166,230)	(2,675,025)	(357,271)
Net decrease in net assets resulting from operations	$(35,634,289)	$(9,882,370)	$(1,163,274)	$(2,725,216)	$(314,805)

* Net of foreign withholding taxes of	$—	$—	$—	$197	$3,253

(a) Portfolio commenced operations on March 31, 2008.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

For the Period Ended June 30, 2008	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Investment Income
Income
Dividends	$5,905,086	$550,070
Interest	58,922	6,755
Income from securities loaned	73,217	—
Total investment income*	6,037,225	556,825

Expenses
Management fees	1,077,643	95,527
Custodian fees	129,140	39,008
Distribution fees (Open Shares)	33,200	15,166
Shareholders’ services	25,526	22,965
Shareholders’ reports	12,171	1,132
Administration fees	53,671	27,112
Professional services	27,023	24,182
Directors’ fees and expenses	8,166	590
Registration fees	18,945	12,152
Amortization of offering expenses	—	—
Other	8,122	2,015
Total gross expenses	1,393,607	239,849
Management fees waived and expenses reimbursed	—	(92,242)
Expense reductions	(573)	(163)
Total net expenses	1,393,034	147,444
Net investment income	4,644,191	409,381

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	7,395,997	315,469
Foreign currency	(253,553)	(10,221)

Net change in unrealized appreciation (depreciation) on:
Investments***	(56,727,362)	(3,456,862)
Foreign currency and forward currency contracts	28,400	(212)
Net realized and unrealized gain (loss) on investments, foreign currency and forward currency contracts	(49,556,518)	(3,151,826)
Net increase (decrease) in net assets resulting from operations	$(44,912,327)	$(2,742,445)
* Net of foreign withholding taxes of	$616,666	$59,216
** Net of foreign capital gains taxes of	$—	$—
*** Includes net change in unrealized foreign capital gains taxes of	$—	$—
(a)	Portfolio commenced operations on March 26, 2008.

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

For the Period Ended June 30, 2008	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio (a)

Investment Income
Income
Dividends	$8,789,447	$3,305,343	$157,023,688	$—	$805,924
Interest	120,654	64,460	3,639,507	2,388,365	32,266
Income from securities loaned	—	94,955	723,525	18,698	—
Total investment income*	8,910,101	3,464,758	161,386,720	2,407,063	838,190

Expenses
Management fees	1,526,767	763,554	35,527,767	159,927	382,832
Custodian fees	139,443	132,784	2,991,506	31,123	39,816
Distribution fees (Open Shares)	32,967	92,366	2,029,048	4,348	1,859
Shareholders’ services	23,236	44,132	1,362,209	22,950	12,899
Shareholders’ reports	1,851	81,958	664,892	477	3,428
Administration fees	65,611	45,313	430,218	30,694	21,149
Professional services	27,617	25,978	82,823	24,475	29,225
Directors’ fees and expenses	10,107	5,454	166,592	1,400	3,789
Registration fees	13,808	35,447	101,276	13,075	—
Amortization of offering expenses	—	—	—	—	12,637
Other	9,364	5,699	128,084	2,654	2,574
Total gross expenses	1,850,771	1,232,685	43,484,415	291,123	510,208
Management fees waived and expenses reimbursed	—	—	—	(125,438)	(90,816)
Expense reductions	(5,296)	(526)	(21,637)	(525)	(26,665)
Total net expenses	1,845,475	1,232,159	43,462,778	165,160	392,727
Net investment income	7,064,626	2,232,599	117,923,942	2,241,903	445,463

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	(7,638,860)	(4,338,188)	448,464,409	(603,655)	(4,380,506)
Foreign currency	(216,866)	(88,953)	(8,148,484)	—	—

Net change in unrealized appreciation (depreciation) on:
Investments***	(53,051,339)	(15,106,122)	(1,174,052,917)	(1,342,060)	6,342,424
Foreign currency and forward currency contracts	49,899	1,201	217,780	—	(87,836)
Net realized and unrealized gain (loss) on investments, foreign currency and forward currency contracts	(60,857,166)	(19,532,062)	(733,519,212)	(1,945,715)	1,874,082
Net increase (decrease) in net assets resulting from operations	$(53,792,540)	$(17,299,463)	$(615,595,270)	$296,188	$2,319,545
* Net of foreign withholding taxes of	$799,092	$302,574	$8,469,348	$—	$—
** Net of foreign capital gains taxes of	$—	$—	$3,402,509	$—	$—
*** Includes net change in unrealized foreign capital gains taxes of	$—	$—	$(2,140,374)	$—	$—

(a) Portfolio commenced operations on March 26, 2008.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,591	$110,567
Net realized gain (loss) on investments	(596,129)	320,782
Net change in unrealized appreciation (depreciation) on investments	(742,122)	(534,978)
Net increase (decrease) in net assets resulting from operations	(1,259,660)	(103,629)

Distributions to shareholders
From net investment income
Institutional Shares	—	(105,751)
Open Shares	—	(3,653)
From net realized gains
Institutional Shares	—	(389,570)
Open Shares	—	(18,098)
Net decrease in net assets resulting from distributions	—	(517,072)

Capital stock transactions
Net proceeds from sales
Institutional Shares	1,607,444	8,193,054
Open Shares	—	967,026
Net proceeds from reinvestment of distributions
Institutional Shares	—	494,481
Open Shares	—	21,427
Cost of shares redeemed
Institutional Shares	(4,635)	(5,704)
Open Shares	(61,049)	(852,034)
Net increase (decrease) in net assets from capital stock transactions	1,541,760	8,818,250

Redemption fees (Note 2j)
Institutional Shares	—	20
Open Shares	—	429
Net increase in net assets from redemption fees	—	449
Total increase (decrease) in net assets	282,100	8,197,998
Net assets at beginning of period	8,828,690	630,692
Net assets at end of period*	$9,110,790	$8,828,690
* Includes undistributed (distributions in excess of) net investment income of	$57,284	$(21,307)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	754,370	33,272
Shares sold	154,251	678,435
Shares issued to shareholders from reinvestment of distributions	—	43,122
Shares redeemed	(451)	(459)
Net increase (decrease)	153,800	721,098
Shares outstanding at end of period	908,170	754,370

Open Shares
Shares outstanding at beginning of period	30,169	20,414
Shares sold	—	78,812
Shares issued to shareholders from reinvestment of distributions	—	1,858
Shares redeemed	(5,643)	(70,915)
Net increase (decrease)	(5,643)	9,755
Shares outstanding at end of period	24,526	30,169

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

	Lazard U.S. Strategic Equity Portfolio		Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small Cap Equity Portfolio
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$543,849	$1,013,520	$2,011,609	$3,093,583	$(15,924)	$375,906
Net realized gain (loss) on investments	(5,890,035)	13,970,887	(50,252,942)	37,492,588	(6,954,382)	11,536,340
Net change in unrealized appreciation (depreciation) on investments	(4,595,494)	(14,012,905)	12,607,044	(63,675,417)	(2,912,064)	(21,525,998)
Net increase (decrease) in net assets resulting from operations	(9,941,680)	971,502	(35,634,289)	(23,089,246)	(9,882,370)	(9,613,752)

Distributions to shareholders
From net investment income
Institutional Shares	—	(928,263)	—	(2,255,532)	—	(368,961)
Open Shares	—	(75,125)	—	(836,453)	—	—
From net realized gains
Institutional Shares	—	(13,250,346)	—	(29,413,726)	—	(19,129,580)
Open Shares	—	(1,707,827)	—	(16,992,927)	—	(4,239,158)
Net decrease in net assets resulting from distributions	—	(15,961,561)	—	(49,498,638)	—	(23,737,699)

Capital stock transactions
Net proceeds from sales
Institutional Shares	7,461,016	7,942,092	42,304,181	194,754,341	1,903,015	11,903,601
Open Shares	2,631,228	4,306,777	27,695,875	161,283,433	2,075,522	6,031,372
Net proceeds from reinvestment of distributions
Institutional Shares	—	13,993,348	—	20,979,694	—	18,536,919
Open Shares	—	1,590,727	—	15,941,625	—	3,886,744
Cost of shares redeemed
Institutional Shares	(12,157,020)	(37,611,892)	(107,681,464)	(130,294,329)	(50,618,632)	(89,649,834)
Open Shares	(3,036,223)	(4,462,321)	(63,827,673)	(69,855,700)	(6,271,636)	(14,412,212)
Net increase (decrease) in net assets from capital stock transactions	(5,100,999)	(14,241,269)	(101,509,081)	192,809,064	(52,911,731)	(63,703,410)

Redemption fees (Note 2j)
Institutional Shares	—	—	7,282	158	14	63
Open Shares	—	253	3,314	16,061	6	156
Net increase in net assets from redemption fees	—	253	10,596	16,219	20	219
Total increase (decrease) in net assets	(15,042,679)	(29,231,075)	(137,132,774)	120,237,399	(62,794,081)	(97,054,642)
Net assets at beginning of period	99,799,325	129,030,400	436,014,730	315,777,331	135,055,824	232,110,466
Net assets at end of period*	$84,756,646	$99,799,325	$298,881,956	$436,014,730	$72,261,743	$135,055,824
* Includes undistributed (distributions in excess of) net investment income of	$555,710	$11,861	$2,099,076	$87,467	$5,455	$21,379

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	8,801,899	9,919,704	22,311,342	16,333,214	9,484,085	13,604,388
Shares sold	785,211	649,063	3,575,250	12,735,545	171,417	798,951
Shares issued to shareholders from reinvestment of distributions	—	1,351,329	—	1,640,429	—	1,465,612
Shares redeemed	(1,274,089)	(3,118,197)	(9,149,575)	(8,397,846)	(4,578,782)	(6,384,866)
Net increase (decrease)	(488,878)	(1,117,805)	(5,574,325)	5,978,128	(4,407,365)	(4,120,303)
Shares outstanding at end of period	8,313,021	8,801,899	16,737,017	22,311,342	5,076,720	9,484,085

Open Shares
Shares outstanding at beginning of period	1,150,059	1,000,138	12,865,182	5,651,015	2,205,839	2,495,815
Shares sold	280,729	361,154	2,385,067	10,716,890	197,616	432,400
Shares issued to shareholders from reinvestment of distributions	—	153,329	—	1,264,020	—	312,242
Shares redeemed	(320,404)	(364,562)	(5,490,721)	(4,766,743)	(593,399)	(1,034,618)
Net increase (decrease)	(39,675)	149,921	(3,105,654)	7,214,167	(395,783)	(289,976)
Shares outstanding at end of period	1,110,384	1,150,059	9,759,528	12,865,182	1,810,056	2,205,839

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

Lazard U.S. Small Cap Equity Value Portfolio
Period Ended June 30, 2008** (unaudited)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,956
Net realized gain (loss) on investments and foreign currency	53,675
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,219,905)
Contribution from Investment Manager (Note 3)	—
Net increase (decrease) in net assets resulting from operations	(1,163,274)

Distributions to shareholders
From net investment income
Institutional Shares	—
Open Shares	—
From net realized gains
Institutional Shares	—
Open Shares	—
Net decrease in net assets resulting from distributions	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	18,605,048
Open Shares	114,381
Net proceeds from reinvestment of distributions
Institutional Shares	—
Open Shares	—
Cost of shares redeemed
Institutional Shares	(911,239)
Open Shares	—
Net increase (decrease) in net assets from capital stock transactions	17,808,190

Redemption fees (Note 2j)
Institutional Shares	1,059
Open Shares	—
Net increase in net assets from redemption fees	1,059
Total increase (decrease) in net assets	16,645,975
Net assets at beginning of period	—
Net assets at end of period*	$16,645,975
* Includes undistributed (accumulated) net investment income (loss) of	$2,956
** Portfolio commenced operations on March 31, 2008.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	—
Shares sold	1,860,069
Shares issued to shareholders from reinvestment of distributions	—
Shares redeemed	(88,747)
Net increase (decrease)	1,771,322
Shares outstanding at end of period	1,771,322

Open Shares
Shares outstanding at beginning of period	—
Shares sold	11,319
Shares issued to shareholders from reinvestment of distributions	—
Shares redeemed	—
Net increase (decrease)	11,319
Shares outstanding at end of period	11,319

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

	Lazard U.S. Small Cap Equity Growth Portfolio		Lazard Global Equity Income Portfolio	Lazard International Equity Portfolio
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Period Ended June 30, 2008** (unaudited)	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(50,191)	$(63,729)	$42,466	$4,644,191	$10,446,368
Net realized gain (loss) on investments and foreign currency	(591,363)	50,613	(10,050)	7,142,444	117,194,375
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,083,662)	1,063,953	(347,221)	(56,698,962)	(74,728,838)
Contribution from Investment Manager (Note 3)	—	12,944	—	—	—
Net increase (decrease) in net assets resulting from operations	(2,725,216)	1,063,781	(314,805)	(44,912,327)	52,911,905

Distributions to shareholders
From net investment income
Institutional Shares	—	—	—	—	(10,448,711)
Open Shares	—	—	—	—	(823,251)
From net realized gains
Institutional Shares	—	(202,723)	—	—	—
Open Shares	—	(8,235)	—	—	—
Net decrease in net assets resulting from distributions	—	(210,958)	—	—	(11,271,962)

Capital stock transactions
Net proceeds from sales
Institutional Shares	255,546	10,732,189	1,454,050	6,973,370	42,760,108
Open Shares	30,701	546,200	2,254,390	5,901,859	12,817,420
Net proceeds from reinvestment of distributions
Institutional Shares	—	202,723	—	—	8,455,736
Open Shares	—	8,235	—	—	648,480
Cost of shares redeemed
Institutional Shares	(204,590)	(49,025)	(45,995)	(121,268,240)	(455,325,852)
Open Shares	(316,420)	(104,968)	(82,099)	(9,346,334)	(34,029,351)
Net increase (decrease) in net assets from capital stock transactions	(234,763)	11,335,354	3,580,346	(117,739,345)	(424,673,459)

Redemption fees (Note 2j)
Institutional Shares	492	231	—	203	28
Open Shares	—	—	—	32	2,341
Net increase in net assets from redemption fees	492	231	—	235	2,369
Total increase (decrease) in net assets	(2,959,487)	12,188,408	3,265,541	(162,651,437)	(383,031,147)
Net assets at beginning of period	16,004,633	3,816,225	—	367,771,389	750,802,536
Net assets at end of period*	$13,045,146	$16,004,633	$3,265,541	$205,119,952	$367,771,389
* Includes undistributed (accumulated) net investment income (loss) of	$(50,469)	$(278)	$42,466	$4,577,015	$(67,176)
** Portfolio commenced operations on March 31, 2008.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,363,879	357,156	—	19,104,018	42,981,256
Shares sold	26,445	993,353	145,378	436,657	2,525,820
Shares issued to shareholders from reinvestment of distributions	—	17,599	—	—	488,254
Shares redeemed	(20,707)	(4,229)	(4,817)	(7,705,202)	(26,891,312)
Net increase (decrease)	5,738	1,006,723	140,561	(7,268,545)	(23,877,238)
Shares outstanding at end of period	1,369,617	1,363,879	140,561	11,835,473	19,104,018

Open Shares
Shares outstanding at beginning of period	61,624	22,564	—	1,833,826	3,028,637
Shares sold	3,093	47,576	222,970	362,120	752,954
Shares issued to shareholders from reinvestment of distributions	—	716	—	—	36,914
Shares redeemed	(34,204)	(9,232)	(8,417)	(570,710)	(1,984,679)
Net increase (decrease)	(31,111)	39,060	214,553	(208,590)	(1,194,811)
Shares outstanding at end of period	30,513	61,624	214,553	1,625,236	1,833,826

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

	Lazard International Equity Select Portfolio
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$409,381	$426,501
Net realized gain (loss) on investments and foreign currency	305,248	4,522,445
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,457,074)	(2,190,820)
Net increase (decrease) in net assets resulting from operations	(2,742,445)	2,758,126
Distributions to shareholders
From net investment income
Institutional Shares	—	(220,687)
Open Shares	—	(205,485)
From net realized gains
Institutional Shares	—	(2,145,180)
Open Shares	—	(2,237,967)
Net decrease in net assets resulting from distributions	—	(4,809,319)
Capital stock transactions
Net proceeds from sales
Institutional Shares	478,616	3,659,073
Open Shares	916,129	3,938,401
Net proceeds from reinvestment of distributions
Institutional Shares	—	2,007,567
Open Shares	—	2,303,146
Cost of shares redeemed
Institutional Shares	(1,968,824)	(9,532,789)
Open Shares	(1,988,445)	(3,528,784)
Net increase (decrease) in net assets from capital stock transactions	(2,562,524)	(1,153,386)
Redemption fees (Note 2j)
Institutional Shares	496	427
Open Shares	—	518
Net increase in net assets from redemption fees	496	945
Total increase (decrease) in net assets	(5,304,473)	(3,203,634)
Net assets at beginning of period	26,018,193	29,221,827
Net assets at end of period*	$20,713,720	$26,018,193
* Includes undistributed (distributions in excess of) net investment income of	$409,426	$45
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,026,949	1,275,571
Shares sold	42,729	274,686
Shares issued to shareholders from reinvestment of distributions	—	167,049
Shares redeemed	(179,034)	(690,357)
Net increase (decrease)	(136,305)	(248,622)
Shares outstanding at end of period	890,644	1,026,949
Open Shares
Shares outstanding at beginning of period	1,178,185	957,538
Shares sold	82,650	291,150
Shares issued to shareholders from reinvestment of distributions	—	191,154
Shares redeemed	(182,405)	(261,657)
Net increase (decrease)	(99,755)	220,647
Shares outstanding at end of period	1,078,430	1,178,185

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

	Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio		Lazard Emerging Markets Equity Portfolio
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$7,064,626	$7,204,767	$2,232,599	$8,319,318	$117,923,942	$69,862,878
Net realized gain (loss) on investments and foreign currency	(7,855,726)	30,397,575	(4,427,141)	222,094,634	440,315,925	987,127,867
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(53,001,440)	14,491,190	(15,104,921)	(240,797,669)	(1,173,835,137)	277,596,260
Net increase (decrease) in net assets resulting from operations	(53,792,540)	52,093,532	(17,299,463)	(10,383,717)	(615,595,270)	1,334,587,005
Distributions to shareholders
From net investment income
Institutional Shares	—	(7,569,889)	—	(5,263,330)	—	(55,726,056)
Open Shares	—	(234,589)	—	(3,173,582)	—	(11,904,973)
From net realized gains
Institutional Shares	—	(32,463,744)	—	(46,662,720)	—	(612,235,665)
Open Shares	—	(1,261,316)	—	(33,083,117)	—	(169,978,884)
Net decrease in net assets resulting from distributions	—	(41,529,538)	—	(88,182,749)	—	(849,845,578)
Capital stock transactions
Net proceeds from sales
Institutional Shares	9,593,882	67,878,911	49,558,166	79,708,233	1,618,438,591	2,712,892,181
Open Shares	17,939,824	6,172,001	10,966,044	201,108,792	992,594,411	1,138,597,916
Net proceeds from reinvestment of distributions
Institutional Shares	—	37,683,990	—	44,484,125	—	596,080,729
Open Shares	—	1,464,736	—	33,531,668	—	170,027,763
Cost of shares redeemed
Institutional Shares	(13,954,136)	(41,260,992)	(65,961,120)	(642,207,115)	(990,824,107)	(1,198,253,828)
Open Shares	(3,975,613)	(2,181,358)	(26,740,817)	(234,090,777)	(339,105,651)	(352,893,158)
Net increase (decrease) in net assets from capital stock transactions	9,603,957	69,757,288	(32,177,727)	(517,465,074)	1,281,103,244	3,066,451,603
Redemption fees (Note 2j)
Institutional Shares	71	3,465	6,232	2,573	106,120	99,727
Open Shares	22	—	463	9,026	81,654	236,716
Net increase in net assets from redemption fees	93	3,465	6,695	11,599	187,774	336,443
Total increase (decrease) in net assets	(44,188,490)	80,324,747	(49,470,495)	(616,019,941)	665,695,748	3,551,529,473
Net assets at beginning of period	434,925,351	354,600,604	219,503,770	835,523,711	6,737,955,105	3,186,425,632
Net assets at end of period*	$390,736,861	$434,925,351	$170,033,275	$219,503,770	$7,403,650,853	$6,737,955,105
* Includes undistributed (distributions in excess of) net investment income of	$7,040,764	$(23,862)	$2,108,782	$(123,817)	$117,964,234	$40,292
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	32,409,457	27,171,668	12,363,024	39,230,803	220,678,561	133,219,000
Shares sold	792,894	5,256,475	5,125,129	4,569,352	70,326,484	113,062,483
Shares issued to shareholders from reinvestment of distributions	—	2,956,838	—	4,301,060	—	25,017,247
Shares redeemed	(1,158,655)	(2,975,524)	(6,624,977)	(35,738,191)	(43,132,604)	(50,620,169)
Net increase (decrease)	(365,761)	5,237,789	(1,499,848)	(26,867,779)	27,193,880	87,459,561
Shares outstanding at end of period	32,043,696	32,409,457	10,863,176	12,363,024	247,872,441	220,678,561
Open Shares
Shares outstanding at beginning of period	1,266,859	843,756	8,540,137	7,728,361	60,722,332	21,215,039
Shares sold	1,502,895	471,941	1,119,890	11,079,380	42,027,291	47,056,649
Shares issued to shareholders from reinvestment of distributions	—	115,062	—	3,242,908	—	7,053,673
Shares redeemed	(339,820)	(163,900)	(2,735,245)	(13,510,512)	(14,781,890)	(14,603,029)
Net increase (decrease)	1,163,075	423,103	(1,615,355)	811,776	27,245,401	39,507,293
Shares outstanding at end of period	2,429,934	1,266,859	6,924,782	8,540,137	87,967,733	60,722,332

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

	Lazard U.S. High Yield Portfolio
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Decrease in Net Assets
Operations
Net investment income	$2,241,903	$5,199,579
Net realized gain (loss) on investments	(603,655)	549,990
Net change in unrealized depreciation on investments	(1,342,060)	(3,285,542)
Net increase in net assets resulting from operations	296,188	2,464,027
Distributions to shareholders
From net investment income
Institutional Shares	(2,115,835)	(5,035,000)
Open Shares	(127,326)	(164,579)
Net decrease in net assets resulting from distributions	(2,243,161)	(5,199,579)
Capital stock transactions
Net proceeds from sales
Institutional Shares	2,983,239	795,553
Open Shares	5,319,244	873,555
Net proceeds from reinvestment of distributions
Institutional Shares	1,857,457	4,256,453
Open Shares	57,442	152,448
Cost of shares redeemed
Institutional Shares	(14,972,106)	(14,589,624)
Open Shares	(1,392,232)	(1,332,565)
Net decrease in net assets from capital stock transactions	(6,146,956)	(9,844,180)
Redemption fees (Note 2j)
Institutional Shares	29	254
Open Shares	—	2,236
Net increase in net assets from redemption fees	29	2,490
Total decrease in net assets	(8,093,900)	(12,577,242)
Net assets at beginning of period	58,054,057	70,631,299
Net assets at end of period*	$49,960,157	$58,054,057
* Includes distributions in excess of net investment income of	$(285,258)	$(284,000)
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	10,936,413	12,778,921
Shares sold	587,443	149,946
Shares issued to shareholders from reinvestment of distributions	368,253	803,612
Shares redeemed	(2,959,897)	(2,796,066)
Net decrease	(2,004,201)	(1,842,508)
Shares outstanding at end of period	8,932,212	10,936,413

Open Shares
Shares outstanding at beginning of period	343,679	405,406
Shares sold	1,041,791	164,143
Shares issued to shareholders from reinvestment of distributions	11,325	28,671
Shares redeemed	(275,311)	(254,541)
Net increase (decrease)	777,805	(61,727)
Shares outstanding at end of period	1,121,484	343,679

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio
Period Ended June 30, 2008** (unaudited)

Increase in Net Assets
Operations
Net investment income	$445,463
Net realized loss on investments	(4,380,506)
Net change in unrealized appreciation on investments and forward currency contracts	6,254,588
Net increase in net assets resulting from operations	2,319,545

Capital stock transactions
Net proceeds from sales
Institutional Shares	163,002,424
Open Shares	6,427,677
Cost of shares redeemed
Institutional Shares	(3,298,023)
Open Shares	(34,624)
Net increase in net assets from capital stock transactions	166,097,454

Redemption fees (Note 2j)
Institutional Shares	583
Open Shares	2
Net increase in net assets from redemption fees	585

Total increase in net assets	168,417,584
Net assets at beginning of period	—
Net assets at end of period*	$168,417,584
* Includes undistributed net investment income of	$445,463

** Portfolio commenced operations on March 26, 2008.

Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	—
Shares sold	16,051,197
Shares redeemed	(315,553)
Net increase	15,735,644
Shares outstanding at end of period	15,735,644

Open Shares
Shares outstanding at beginning of period	—
Shares sold	605,064
Shares redeemed	(3,251)
Net increase	601,813
Shares outstanding at end of period	601,813

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY VALUE PORTFOLIO

	Six Months Ended 6/30/08†			For the Period 9/30/05* to 12/31/05
Selected data for a share of capital		Year Ended
stock outstanding throughout each period		12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$11.25	$11.73	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.09	0.17	0.18	0.03
Net realized and unrealized gain (loss)	(1.57)	0.05	2.33	0.02
Total from investment operations	(1.48)	0.22	2.51	0.05
Less distributions from:
Net investment income	—	(0.15)	(0.62)	(0.03)
Net realized gains	—	(0.55)	(0.18)	—
Total distributions	—	(0.70)	(0.80)	(0.03)
Redemption fees	—	— (c)	—	—
Net asset value, end of period	$9.77	$11.25	$11.73	$10.02
Total Return (b)	(13.16)%	1.65%	25.23%	0.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,870	$8,488	$390	$90
Ratios to average net assets:
Net expenses (d)	1.00%	1.00%	1.00%	1.00%
Gross expenses (d)	3.02%	3.56%	112.90%	388.31%
Net investment income (d)	1.70%	1.40%	1.57%	1.17%
Portfolio turnover rate	45%	83%	95%	13%

	Six Months Ended 6/30/08†			For the Period 9/30/05* to 12/31/05
Selected data for a share of capital		Year Ended
stock outstanding throughout each period		12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$11.31	$11.77	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.07	0.13	0.12	0.02
Net realized and unrealized gain (loss)	(1.58)	0.06	2.37	0.02
Total from investment operations	(1.51)	0.19	2.49	0.04
Less distributions from:
Net investment income	—	(0.11)	(0.56)	(0.02)
Net realized gains	—	(0.55)	(0.18)	—
Total distributions	—	(0.66)	(0.74)	(0.02)
Redemption fees	—	0.01	—	—
Net asset value, end of period	$9.80	$11.31	$11.77	$10.02
Total Return (b)	(13.35)%	1.59%	24.83%	0.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$240	$341	$240	$10
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	10.84%	9.40%	138.32%	596.46%
Net investment income (d)	1.37%	1.02%	1.05%	0.86%
Portfolio turnover rate	45%	83%	95%	13%
†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended			For the Period 12/30/04* to 12/31/04
		12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$10.03	$11.81	$10.38	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.06	0.11	0.08	0.09	—	(c)
Net realized and unrealized gain (loss)	(1.10)	(0.04)	1.73	0.41	—
Total from investment operations	(1.04)	0.07	1.81	0.50	—
Less distributions from:
Net investment income	—	(0.12)	(0.07)	(0.03)	—
Net realized gains	—	(1.73)	(0.31)	(0.09)	—
Total distributions	—	(1.85)	(0.38)	(0.12)	—
Redemption fees	—	—	— (c)	—	—
Net asset value, end of period	$8.99	$10.03	$11.81	$10.38	$10.00
Total Return (b)	(10.37)%	0.33%	17.44%	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$74,762	$88,242	$117,194	$15,085	$400
Ratios to average net assets:
Net expenses (d)	1.03%	0.98%	1.05%	1.16%	1.25%
Gross expenses (d)	1.03%	0.98%	1.35%	13.80%	546.34	%(e)
Net investment income (d)	1.23%	0.86%	0.71%	0.90%	1.92%
Portfolio turnover rate	35%	58%	82%	53%	0%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended			For the Period 12/30/04* to 12/31/04
		12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$10.05	$11.83	$10.39	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.04	0.06	— (c)	0.06	—	(c)
Net realized and unrealized gain (loss)	(1.09)	(0.03)	1.79	0.35	—
Total from investment operations	(1.05)	0.03	1.79	0.41	—
Less distributions from:
Net investment income	—	(0.08)	(0.04)	—	—
Net realized gains	—	(1.73)	(0.31)	(0.09)	—
Total distributions	—	(1.81)	(0.35)	(0.09)	—
Redemption fees	—	— (c)	—	0.07	—
Net asset value, end of period	$9.00	$10.05	$11.83	$10.39	$10.00
Total Return (b)	(10.45)%	(0.07)%	17.20%	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,994	$11,558	$11,836	$234	$100
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%	1.35%	1.50%	1.55%
Gross expenses (d)	1.47%	1.40%	7.38%	33.06%	1,049.82	%(e)
Net investment income (d)	0.92%	0.50%	0.03%	0.58%	1.62%
Portfolio turnover rate	35%	58%	82%	53%	0%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

LAZARD U.S. MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Institutional Shares
Net asset value, beginning of period	$12.46	$14.41	$13.23	$13.20	$11.49	$8.93
Income (loss) from investment operations:
Net investment income (a)	0.07	0.12	0.09	0.09	0.03	0.04
Net realized and unrealized gain (loss)	(1.19)	(0.51)	1.88	1.07	2.83	2.55
Total from investment operations	(1.12)	(0.39)	1.97	1.16	2.86	2.59
Less distributions from:
Net investment income	—	(0.11)	(0.08)	(0.07)	(0.04)	(0.03)
Net realized gains	—	(1.45)	(0.71)	(1.06)	(1.11)	—
Total distributions	—	(1.56)	(0.79)	(1.13)	(1.15)	(0.03)
Redemption fees	— (c)	— (c)	— (c)	—	— (c)	—
Net asset value, end of period	$11.34	$12.46	$14.41	$13.23	$13.20	$11.49
Total Return (b)	(8.99)%	(2.93)%	14.85%	8.89%	24.97%	29.03%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$189,853	$277,953	$235,367	$171,912	$56,431	$39,625
Ratios to average net assets:
Net expenses (d)	0.88%	0.87%	0.89%	0.93%	1.05%	1.05%
Gross expenses (d)	0.88%	0.87%	0.89%	0.93%	1.13%	1.31%
Net investment income (d)	1.23%	0.81%	0.66%	0.67%	0.21%	0.42%
Portfolio turnover rate	40%	100%	76%	80%	92%	96%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Open Shares
Net asset value, beginning of period	$12.29	$14.23	$13.07	$13.06	$11.38	$8.84
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.09	0.05	0.05	(0.01)	0.01
Net realized and unrealized gain (loss)	(1.18)	(0.51)	1.86	1.05	2.80	2.53
Total from investment operations	(1.12)	(0.42)	1.91	1.10	2.79	2.54
Less distributions from:
Net investment income	—	(0.07)	(0.04)	(0.03)	—	— (c)
Net realized gains	—	(1.45)	(0.71)	(1.06)	(1.11)	—
Total distributions	—	(1.52)	(0.75)	(1.09)	(1.11)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$11.17	$12.29	$14.23	$13.07	$13.06	$11.38
Total Return (b)	(9.11)%	(3.17)%	14.57%	8.53%	24.59%	28.74%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$109,029	$158,062	$80,410	$54,370	$30,412	$14,978
Ratios to average net assets:
Net expenses (d)	1.14%	1.13%	1.18%	1.23%	1.35%	1.35%
Gross expenses (d)	1.14%	1.13%	1.18%	1.23%	1.45%	1.69%
Net investment income (loss) (d)	1.00%	0.58%	0.37%	0.35%	(0.09)%	0.12%
Portfolio turnover rate	40%	100%	76%	80%	92%	96%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

LAZARD U.S. SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Institutional Shares
Net asset value, beginning of period	$11.58	$14.44	$15.40	$18.84	$19.49	$14.03
Income (loss) from investment operations:
Net investment income (a)	— (c)	0.04	0.02	0.02	0.01	0.07
Net realized and unrealized gain (loss)	(1.04)	(0.87)	2.60	0.76	2.93	5.39
Total from investment operations	(1.04)	(0.83)	2.62	0.78	2.94	5.46
Less distributions from:
Net investment income	—	(0.04)	(0.01)	(0.02)	(0.07)	—
Net realized gains	—	(1.99)	(3.57)	(4.20)	(3.52)	—
Total distributions	—	(2.03)	(3.58)	(4.22)	(3.59)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$10.54	$11.58	$14.44	$15.40	$18.84	$19.49
Total Return (b)	(8.98)%	(6.38)%	17.11%	4.31%	15.28%	38.92%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$53,486	$109,853	$196,483	$253,236	$390,906	$465,876
Ratios to average net assets:
Net expenses (d)	1.04%	0.93%	0.91%	0.88%	0.86%	0.86%
Gross expenses (d)	1.04%	0.93%	0.91%	0.88%	0.86%	0.86%
Net investment income (d)	0.03%	0.24%	0.10%	0.10%	0.07%	0.42%
Portfolio turnover rate	40%	98%	86%	87%	100%	77%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Open Shares
Net asset value, beginning of period	$11.43	$14.27	$15.29	$18.78	$19.44	$14.03
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	(0.01)	(0.03)	(0.04)	(0.05)	0.02
Net realized and unrealized gain (loss)	(1.04)	(0.84)	2.58	0.75	2.91	5.39
Total from investment operations	(1.06)	(0.85)	2.55	0.71	2.86	5.41
Less distributions from:
Net investment income	—	—	—	—	— (c)	—
Net realized gains	—	(1.99)	(3.57)	(4.20)	(3.52)	—
Total distributions	—	(1.99)	(3.57)	(4.20)	(3.52)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$10.37	$11.43	$14.27	$15.29	$18.78	$19.44
Total Return (b)	(9.27)%	(6.60)%	16.77%	3.93%	14.90%	38.56%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,776	$25,203	$35,627	$37,057	$50,295	$50,202
Ratios to average net assets:
Net expenses (d)	1.39%	1.25%	1.23%	1.19%	1.18%	1.19%
Gross expenses (d)	1.39%	1.25%	1.23%	1.19%	1.18%	1.19%
Net investment income (loss) (d)	(0.30)%	(0.07)%	(0.21)%	(0.21)%	(0.25)%	0.11%
Portfolio turnover rate	40%	98%	86%	87%	100%	77%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

LAZARD U.S. SMALL CAP EQUITY VALUE PORTFOLIO

For the Period
Selected data for a share of capital	3/31/08* to
stock outstanding throughout the period	6/30/08†
Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	— (c)
Net realized and unrealized loss	(0.66)
Total from investment operations	(0.66)
Redemption fees	— (c)
Net asset value, end of period	$9.34
Total Return (b)	(6.60)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,540
Ratios to average net assets:
Net expenses (d)	1.25%
Gross expenses (d)	2.77%
Net investment income (d)	0.07%
Portfolio turnover rate	21%

For the Period
Selected data for a share of capital	3/31/08* to
stock outstanding throughout the period	6/30/08†
Open Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (a)	— (c)
Net realized and unrealized loss	(0.67)
Total from investment operations	(0.67)
Net asset value, end of period	$9.33
Total Return (b)	(6.70)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106
Ratios to average net assets:
Net expenses (d)	1.55%
Gross expenses (d)	27.75%
Net investment loss (d)	(0.17)%
Portfolio turnover rate	21%
*	Commencement of operations.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

LAZARD U.S. SMALL CAP EQUITY GROWTH PORTFOLIO

	Six Months	Year Ended 12/31/07	For the Period 2/28/06* to 12/31/06
Selected data for a share of capital	Ended
stock outstanding throughout each period	6/30/08†
Institutional Shares
Net asset value, beginning of period	$11.23	$10.05	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(1.87)	1.37	0.19
Contribution from Investment Manager (Note 3)	—	0.01	—
Total from investment operations	(1.91)	1.33	0.16
Less distributions from:
Net realized gains	—	(0.15)	(0.11)
Total distributions	—	(0.15)	(0.11)
Redemption fees	— (c)	— (c)	—
Net asset value, end of period	$9.32	$11.23	$10.05
Total Return (b)	(17.01)%	13.09%	1.65%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,762	$15,316	$3,590
Ratios to average net assets:
Net expenses (d)	1.25%	1.25%	1.25%
Gross expenses (d)	2.54%	2.54%	10.02%
Net investment loss (d)	(0.73)%	(0.45)%	(0.37)%
Portfolio turnover rate	20%	70%	82%

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	2/28/06* to
stock outstanding throughout each period	6/30/08†	12/31/07	12/31/06
Open Shares
Net asset value, beginning of period	$11.18	$10.02	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	(1.87)	1.38	0.20
Contribution from Investment Manager (Note 3)	—	0.01	—
Total from investment operations	(1.92)	1.31	0.13
Less distributions from:
Net realized gains	—	(0.15)	(0.11)
Total distributions	—	(0.15)	(0.11)
Net asset value, end of period	$9.26	$11.18	$10.02
Total Return (b)	(17.17)%	13.04%	1.25%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$283	$689	$226
Ratios to average net assets:
Net expenses (d)	1.55%	1.55%	1.55%
Gross expenses (d)	9.55%	8.41%	22.14%
Net investment loss (d)	(1.07)%	(0.75)%	(0.80)%
Portfolio turnover rate	20%	70%	82%
†	Unaudited.
*	Commencement of operations.
(a)	Net investment loss has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

LAZARD GLOBAL EQUITY INCOME PORTFOLIO

For the Period
Selected data for a share of capital	3/31/08* to
stock outstanding throughout the period	6/30/08†
Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.17
Net realized and unrealized loss	(0.97)
Total from investment operations	(0.80)
Net asset value, end of period	$9.20
Total Return (b)	(8.00)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,293
Ratios to average net assets:
Net expenses (c)	1.25%
Gross expenses (c)	16.61%
Net investment income (c)	6.97%
Portfolio turnover rate	10%

For the Period
Selected data for a share of capital	3/31/08* to
stock outstanding throughout the period	6/30/08†
Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.18
Net realized and unrealized loss	(0.99)
Total from investment operations	(0.81)
Net asset value, end of period	$9.19
Total Return (b)	(8.10)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,972
Ratios to average net assets:
Net expenses (c)	1.55%
Gross expenses (c)	15.02%
Net investment income (c)	7.58%
Portfolio turnover rate	10%
*	Commencement of operations.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

88  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Institutional Shares
Net asset value, beginning of period	$17.55	$16.31	$14.00	$12.91	$11.37	$8.92
Income (loss) from investment operations:
Net investment income (a)	0.26	0.36	0.33	0.26	0.18	0.18
Net realized and unrealized gain (loss)	(2.58)	1.42	2.83	1.16	1.60	2.43
Total from investment operations	(2.32)	1.78	3.16	1.42	1.78	2.61
Less distributions from:
Net investment income	—	(0.54)	(0.85)	(0.33)	(0.24)	(0.16)
Total distributions	—	(0.54)	(0.85)	(0.33)	(0.24)	(0.16)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$15.23	$17.55	$16.31	$14.00	$12.91	$11.37
Total Return (b)	(13.22)%	10.96%	22.92%	11.25%	16.01%	29.51%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$180,215	$335,323	$701,145	$1,035,346	$1,509,462	$2,103,600
Ratios to average net assets:
Net expenses (d)	0.94%	0.89%	0.84%	0.89%	0.90%	0.90%
Gross expenses (d)	0.94%	0.89%	0.84%	0.89%	0.90%	0.90%
Net investment income (d)	3.24%	2.08%	2.14%	2.03%	1.51%	1.90%
Portfolio turnover rate	20%	50%	68%	60%	58%	44%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Open Shares
Net asset value, beginning of period	$17.69	$16.40	$14.03	$12.94	$11.37	$8.88
Income (loss) from investment operations:
Net investment income (a)	0.26	0.32	0.25	0.23	0.14	0.15
Net realized and unrealized gain (loss)	(2.63)	1.41	2.87	1.16	1.61	2.44
Total from investment operations	(2.37)	1.73	3.12	1.39	1.75	2.59
Less distributions from:
Net investment income	—	(0.44)	(0.75)	(0.30)	(0.18)	(0.10)
Total distributions	—	(0.44)	(0.75)	(0.30)	(0.18)	(0.10)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$15.32	$17.69	$16.40	$14.03	$12.94	$11.37
Total Return (b)	(13.40)%	10.57%	22.59%	10.93%	15.64%	29.29%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24,905	$32,449	$49,657	$48,770	$89,742	$105,336
Ratios to average net assets:
Net expenses (d)	1.27%	1.19%	1.15%	1.18%	1.20%	1.21%
Gross expenses (d)	1.27%	1.19%	1.15%	1.18%	1.20%	1.21%
Net investment income (d)	3.19%	1.89%	1.63%	1.78%	1.18%	1.61%
Portfolio turnover rate	20%	50%	68%	60%	58%	44%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  89

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Institutional Shares
Net asset value, beginning of period	$11.78	$13.07	$11.73	$11.25	$9.80	$7.74
Income (loss) from investment operations:
Net investment income (a)	0.21	0.22	0.25	0.18	0.14	0.18
Net realized and unrealized gain (loss)	(1.47)	0.97	2.43	0.82	1.47	2.12
Total from investment operations	(1.26)	1.19	2.68	1.00	1.61	2.30
Less distributions from:
Net investment income	—	(0.25)	(0.23)	(0.16)	(0.16)	(0.24)
Net realized gains	—	(2.23)	(1.11)	(0.36)	—	—
Total distributions	—	(2.48)	(1.34)	(0.52)	(0.16)	(0.24)
Redemption fees	— (c)	— (c)	— (c)	—	—	—
Net asset value, end of period	$10.52	$11.78	$13.07	$11.73	$11.25	$9.80
Total Return (b)	(10.70)%	9.25%	23.01%	8.90%	16.45%	29.80%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,366	$12,103	$16,677	$12,262	$10,455	$9,788
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	2.02%	1.67%	1.85%	1.97%	2.13%	1.85%
Net investment income (d)	3.79%	1.58%	1.90%	1.55%	1.43%	2.26%
Portfolio turnover rate	27%	50%	40%	33%	16%	29%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Open Shares
Net asset value, beginning of period	$11.81	$13.10	$11.75	$11.28	$9.82	$7.75
Income (loss) from investment operations:
Net investment income (a)	0.19	0.16	0.21	0.12	0.13	0.09
Net realized and unrealized gain (loss)	(1.48)	0.99	2.44	0.83	1.46	2.19
Total from investment operations	(1.29)	1.15	2.65	0.95	1.59	2.28
Less distributions from:
Net investment income	—	(0.21)	(0.19)	(0.12)	(0.13)	(0.21)
Net realized gains	—	(2.23)	(1.11)	(0.36)	—	—
Total distributions	—	(2.44)	(1.30)	(0.48)	(0.13)	(0.21)
Redemption fees	—	— (c)	— (c)	— (c)	— (c)	—
Net asset value, end of period	$10.52	$11.81	$13.10	$11.75	$11.28	$9.82
Total Return (b)	(10.92)%	8.92%	22.72%	8.46%	16.17%	29.49%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,348	$13,916	$12,545	$10,026	$6,744	$7,279
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	2.24%	1.95%	2.13%	2.28%	2.47%	2.68%
Net investment income (d)	3.52%	1.21%	1.65%	1.05%	1.28%	1.09%
Portfolio turnover rate	27%	50%	40%	33%	16%	29%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

90  Semi-Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 10/31/05* to
stock outstanding throughout each period	6/30/08†	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$12.92	$12.66	$10.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.23	0.19	— (c)
Net realized and unrealized gain (loss)	(1.78)	1.36	2.64	0.79
Total from investment operations	(1.58)	1.59	2.83	0.79
Less distributions from:
Net investment income	—	(0.25)	(0.15)	—
Net realized gains	—	(1.08)	(0.81)	—
Total distributions	—	(1.33)	(0.96)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$11.34	$12.92	$12.66	$10.79
Total Return (b)	(12.23)%	12.88%	26.22%	7.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$363,271	$418,584	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.89%	0.88%	0.94%	1.46%
Gross expenses (d)	0.89%	0.88%	0.94%	1.46%
Net investment income (loss)(d)	3.48%	1.70%	1.57%	(0.20)%
Portfolio turnover rate	38%	84%	68%	12%

Selected data for a share of capital	Six Months Ended	Year Ended	For the Period 2/3/06* to
stock outstanding throughout each period	6/30/08†	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$12.90	$12.64	$11.49
Income (loss) from investment operations:
Net investment income (a)	0.20	0.17	0.12
Net realized and unrealized gain (loss)	(1.80)	1.37	1.93
Total from investment operations	(1.60)	1.54	2.05
Less distributions from:
Net investment income	—	(0.20)	(0.09)
Net realized gains	—	(1.08)	(0.81)
Total distributions	—	(1.28)	(0.90)
Redemption fees	—(c )	—	—(c )
Net asset value, end of period	$11.30	$12.90	$12.64
Total Return (b)	(12.40)%	12.37%	17.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,465	$16,342	$10,669
Ratios to average net assets:
Net expenses (d)	1.22%	1.28%	1.45%
Gross expenses (d)	1.22%	1.28%	1.63%
Net investment income (d)	3.36%	1.29%	1.10%
Portfolio turnover rate	38%	84%	68%
†	Unaudited.
*	Commencement of operations.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  91

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended			Year Ended
stock outstanding throughout each period	6/30/08†	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Institutional Shares
Net asset value, beginning of period	$10.49	$17.80	$17.10	$19.24	$15.46	$11.07
Income (loss) from investment operations:
Net investment income (a)	0.11	0.27	0.22	0.24	0.29	0.27
Net realized and unrealized gain (loss)	(1.04)	(1.20)	4.16	2.45	4.66	4.39
Total from investment operations	(0.93)	(0.93)	4.38	2.69	4.95	4.66
Less distributions from:
Net investment income	—	(0.63)	(0.25)	(0.22)	(0.26)	(0.27)
Net realized gains	—	(5.75)	(3.43)	(4.61)	(0.91)	—
Total distributions	—	(6.38)	(3.68)	(4.83)	(1.17)	(0.27)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$9.56	$10.49	$17.80	$17.10	$19.24	$15.46
Total Return (b)	(8.87)%	(4.61)%	26.31%	14.77%	32.28%	42.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,828	$129,725	$698,166	$582,909	$674,066	$644,240
Ratios to average net assets:
Net expenses (d)	1.10%	0.91%	0.86%	0.93%	0.94%	0.95%
Gross expenses (d)	1.10%	0.91%	0.86%	0.93%	0.94%	0.95%
Net investment income (d)	2.29%	1.48%	1.20%	1.24%	1.71%	2.15%
Portfolio turnover rate	21%	59%	49%	33%	39%	18%

Selected data for a share of capital	Six Months Ended			Year Ended
stock outstanding throughout each period	6/30/08†	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Open Shares
Net asset value, beginning of period	$10.51	$17.77	$17.09	$19.22	$15.41	$11.02
Income (loss) from investment operations:
Net investment income (a)	0.10	0.21	0.17	0.18	0.23	0.21
Net realized and unrealized gain (loss)	(1.05)	(1.17)	4.13	2.45	4.64	4.36
Total from investment operations	(0.95)	(0.96)	4.30	2.63	4.87	4.57
Less distributions from:
Net investment income	—	(0.55)	(0.19)	(0.16)	(0.18)	(0.20)
Net realized gains	—	(5.75)	(3.43)	(4.61)	(0.91)	—
Total distributions	—	(6.30)	(3.62)	(4.77)	(1.09)	(0.20)
Redemption fees	— (c)	— (c)	— (c)	0.01	0.03	0.02
Net asset value, end of period	$9.56	$10.51	$17.77	$17.09	$19.22	$15.41
Total Return (b)	(9.04)%	(4.79)%	25.83%	14.47%	32.04%	41.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,205	$89,779	$137,358	$62,020	$49,585	$20,124
Ratios to average net assets:
Net expenses (d)	1.41%	1.20%	1.19%	1.27%	1.36%	1.43%
Gross expenses (d)	1.41%	1.20%	1.19%	1.27%	1.36%	1.46%
Net investment income (d)	2.02%	1.17%	0.89%	0.93%	1.30%	1.59%
Portfolio turnover rate	21%	59%	49%	33%	39%	18%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

92  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Institutional Shares
Net asset value, beginning of period	$23.88	$20.60	$17.84	$13.98	$10.80	$7.11
Income (loss) from investment operations:
Net investment income (a)	0.39	0.36	0.33	0.29	0.16	0.17
Net realized and unrealized gain (loss)	(2.29)	6.41	4.98	5.42	3.16	3.69
Total from investment operations	(1.90)	6.77	5.31	5.71	3.32	3.86
Less distributions from:
Net investment income	—	(0.29)	(0.27)	(0.18)	(0.14)	(0.17)
Net realized gains	—	(3.20)	(2.28)	(1.67)	—	—
Total distributions	—	(3.49)	(2.55)	(1.85)	(0.14)	(0.17)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$21.98	$23.88	$20.60	$17.84	$13.98	$10.80
Total Return (b)	(7.91)%	33.05%	30.32%	41.40%	30.79%	54.45%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,449,227	$5,270,497	$2,744,753	$1,413,671	$771,598	$591,514
Ratios to average net assets:
Net expenses (d)	1.16%	1.20%	1.20%	1.27%	1.32%	1.29%
Gross expenses (d)	1.16%	1.20%	1.20%	1.28%	1.32%	1.29%
Net investment income (d)	3.40%	1.51%	1.67%	1.82%	1.40%	2.06%
Portfolio turnover rate	19%	53%	46%	48%	43%	29%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Open Shares
Net asset value, beginning of period	$24.17	$20.82	$17.99	$14.06	$10.86	$7.13
Income (loss) from investment operations:
Net investment income (a)	0.35	0.29	0.26	0.20	0.13	0.15
Net realized and unrealized gain (loss)	(2.30)	6.47	5.03	5.51	3.17	3.70
Total from investment operations	(1.95)	6.76	5.29	5.71	3.30	3.85
Less distributions from:
Net investment income	—	(0.22)	(0.18)	(0.14)	(0.10)	(0.14)
Net realized gains	—	(3.20)	(2.28)	(1.67)	—	—
Total distributions	—	(3.42)	(2.46)	(1.81)	(0.10)	(0.14)
Redemption fees	— (c)	0.01	— (c)	0.03	— (c)	0.02
Net asset value, end of period	$22.22	$24.17	$20.82	$17.99	$14.06	$10.86
Total Return (b)	(8.07)%	32.71%	29.93%	41.31%	30.43%	54.29%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,954,423	$1,467,458	$441,673	$195,944	$30,536	$18,649
Ratios to average net assets:
Net expenses (d)	1.42%	1.47%	1.54%	1.59%	1.60%	1.60%
Gross expenses (d)	1.42%	1.48%	1.54%	1.59%	1.71%	1.76%
Net investment income (d)	3.03%	1.19%	1.30%	1.21%	1.11%	1.82%
Portfolio turnover rate	19%	53%	46%	48%	43%	29%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD U.S. HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Institutional Shares
Net asset value, beginning of period	$5.15	$5.36	$5.27	$5.47	$5.40	$4.72
Income (loss) from investment operations:
Net investment income (a)	0.19	0.40	0.40	0.42	0.44	0.43
Net realized and unrealized gain (loss)	(0.17)	(0.21)	0.09	(0.19)	0.07	0.69
Total from investment operations	0.02	0.19	0.49	0.23	0.51	1.12
Less distributions from:
Net investment income	(0.20)	(0.40)	(0.40)	(0.43)	(0.44)	(0.44)
Total distributions	(0.20)	(0.40)	(0.40)	(0.43)	(0.44)	(0.44)
Redemption fees	— (c)	— (c)	—	—	— (c)	— (c)
Net asset value, end of period	$4.97	$5.15	$5.36	$5.27	$5.47	$5.40
Total Return (b)	0.30%	3.63%	9.71%	4.33%	9.88%	24.58%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,366	$56,278	$68,452	$75,100	$96,759	$127,765
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.55%	0.55%	0.55%	0.75%
Gross expenses (d)	0.95%	0.90%	0.90%	0.86%	0.89%	0.98%
Net investment income (d)	7.74%	7.56%	7.61%	7.89%	8.11%	8.45%
Portfolio turnover rate	18%	20%	29%	22%	49%	68%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/08†	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Open Shares
Net asset value, beginning of period	$5.17	$5.37	$5.29	$5.48	$5.42	$4.73
Income (loss) from investment operations:
Net investment income (a)	0.18	0.39	0.39	0.40	0.42	0.42
Net realized and unrealized gain (loss)	(0.17)	(0.21)	0.08	(0.19)	0.06	0.68
Total from investment operations	0.01	0.18	0.47	0.21	0.48	1.10
Less distributions from:
Net investment income	(0.19)	(0.39)	(0.39)	(0.41)	(0.42)	(0.42)
Total distributions	(0.19)	(0.39)	(0.39)	(0.41)	(0.42)	(0.42)
Redemption fees	—	0.01	—	0.01	—	0.01
Net asset value, end of period	$4.99	$5.17	$5.37	$5.29	$5.48	$5.42
Total Return (b)	0.16%	3.53%	9.18%	4.22%	9.33%	24.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,594	$1,776	$2,179	$2,986	$7,223	$2,989
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	0.85%	0.85%	0.85%	1.05%
Gross expenses (d)	1.80%	2.14%	2.12%	1.78%	1.67%	2.79%
Net investment income (d)	7.31%	7.24%	7.29%	7.47%	7.64%	8.16%
Portfolio turnover rate	18%	20%	29%	22%	49%	68%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/26/08* to 6/30/08†
Institutional Shares
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (a)	0.03
Net realized and unrealized gain	0.28
Total from investment operations	0.31
Redemption fees	— (c)
Net asset value, end of period	$10.31
Total Return (b)	3.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$162,220
Ratios to average net assets:
Net expenses (d)	1.02%
Gross expenses (d)	1.31%
Net investment income (d)	1.16%
Portfolio turnover rate	30%

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/08* to 6/30/08†

Open Shares
Net asset value, beginning of period	$9.95
Income from investment operations:
Net investment income (a)	0.03
Net realized and unrealized gain	0.32
Total from investment operations	0.35
Redemption fees	— (c)
Net asset value, end of period	$10.30
Total Return (b)	3.52%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,198
Ratios to average net assets:
Net expenses (d)	1.32%
Gross expenses (d)	2.38%
Net investment income (d)	1.21%
Portfolio turnover rate	30%
*	Commencement of operations.
†	Unaudited
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of fourteen no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio (formerly Lazard Mid Cap Portfolio), Lazard U.S. Small Cap Equity Portfolio (formerly Lazard Small Cap Portfolio), Lazard U.S. Small Cap Equity Value Portfolio (commenced operation on March 31, 2008), Lazard U.S. Small Cap Equity Growth Portfolio, Lazard Global Equity Income Portfolio (commenced operations on March 31, 2008), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio (formerly Lazard International Small Cap Portfolio), Lazard Emerging Markets Equity Portfolio (formerly Lazard Emerging Markets Portfolio), Lazard U.S. High Yield Portfolio (formerly Lazard High Yield Portfolio) and Lazard Capital Allocator Opportunistic Strategies Portfolio (commenced operations on March 26, 2008). The Fund offers two different classes of shares of the Portfolios - Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors (the “Board”).

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

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(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2008, there were no securities out on loan.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Portfolios record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Portfolios’ accompanying Statements of Operations.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

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At December 31, 2007, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2008	Expiring 2009
U.S. High Yield	$6,354,236	$20,597,061

Portfolio	Expiring 2010	Expiring 2011
International Equity	$—	$11,175,692
U.S. High Yield	15,965,273	2,546,543

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended, December 31, 2007, the following portfolios elected to defer net capital losses arising between November 1, 2007 and December 31, 2007 as follows:

Portfolio	Amount
U.S. Equity Value	$62,573
U.S. Mid Cap Equity	75,086
U.S. Small Cap Equity	468,324
U.S. Small Cap Equity Growth	181,553
International Equity	67,760
U.S. High Yield	106,820

(g) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of U.S. High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

The International Small Cap Equity Portfolio, on its 2007 tax return, treated as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolio’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolio would other-

wise be required to distribute as dividends to shareholders in order for the Portfolio to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to nonredeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment is not affected by the Portfolio’s use of equalization.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

During the period ended June 30, 2008, International Equity and Emerging Markets Equity Portfolios processed in-kind redemptions to shareholders which resulted in $484,329 and $6,231,733 of net capital gain, respectively, which is attributable to the redeeming shareholders, and not to the Portfolios, for tax purposes, and is included in realized gain (loss) on investments on the Statements of Operations and Statements of Changes in Net Assets.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(j) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired.

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The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(k) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate
U.S. Equity Value	0.75%
U.S. Strategic Equity	0.75
U.S. Mid Cap Equity	0.75
U.S. Small Cap Equity	0.75
U.S. Small Cap Equity Value	1.00
U.S. Small Cap Equity Growth	1.00
Global Equity Income	1.00
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Emerging Markets Equity	1.00
U.S. High Yield	0.55
Capital Allocator Opportunistic Strategies	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares
U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity	1.05	1.35
U.S. Mid Cap Equity	1.05	1.35
U.S. Small Cap Equity Value	1.25	1.55
U.S. Small Cap Equity Growth	1.25	1.55
Global Equity Income	1.25	1.55
International Equity Select	1.15	1.45
International Strategic Equity	N/A	1.45
International Small Cap Equity	N/A	1.43
Emerging Markets Equity	N/A	1.60
U.S. High Yield	0.55	0.85
Capital Allocator Opportunistic Strategies	1.02	1.32

During the period ended June 30, 2008, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares
U.S. Equity Value	$82,049	$13,527
U.S. Strategic Equity	—	6,565
U.S. Small Cap Equity Value	64,498	6,049
U.S. Small Cap Equity Growth	76,574	12,801
Global Equity Income	48,130	32,401
International Equity Select	44,702	47,540
U.S. High Yield	108,910	16,528
Capital Allocator Opportunistic Strategies	83,456	7,360

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Equity Value, U.S. Small Cap Equity Value, U.S. Small Cap Equity Growth and Global Equity Income Portfolios until the respective Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-

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owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

During the year ended December 31, 2007, the Investment Manager reimbursed the U.S. Small Cap Equity Growth Portfolio $12,944 for trading losses incurred due to a trade entry error.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and is reimbursed for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meeting not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2008 were as follows:

Portfolio	Purchases	Sales
U.S. Equity Value	$5,870,757	$4,123,019
U.S. Strategic Equity	31,069,326	33,333,396
U.S. Mid Cap Equity	136,876,193	228,695,096
U.S. Small Cap Equity	42,903,188	98,535,440
U.S. Small Cap Equity Value	20,638,665	3,442,175
U.S. Small Cap Equity Growth	2,656,649	2,860,435
Global Equity Income	3,502,768	207,015
International Equity	55,912,730	138,750,664
International Equity Select	5,905,055	7,801,884
International Strategic Equity	160,840,068	153,026,637
International Small Cap Equity	41,806,521	71,329,144
Emerging Markets Equity	2,514,922,318	1,266,878,049
U.S. High Yield	10,002,187	18,528,922
Capital Allocator Opportunistic Strategies	89,879,632	40,621,672

For the period ended June 30, 2008, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the six-month period ended June 30, 2008, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
U.S. Strategic Equity	$1,000,000	$ 1,000,000	2.78%
U.S. Mid Cap Equity	6,546,667	14,870,000	3.63
U.S. Small Cap Equity	1,302,000	3,200,000	2.84
International Equity	2,414,667	3,710,000	2.77
International Small Cap Equity	2,400,000	3,000,000	2.52

7. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments.

100  Semi-Annual Report

Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

	U.S. Equity	U.S.	U.S.
	Value	Strategic Equity	Mid Cap Equity
	Portfolio*	Portfolio*	Portfolio*
	Investments	Investments	Investments
Level	in Securities	In Securities	in Securities
Level 1	$9,034,943	$83,028,332	$288,147,476
Level 2	169,000	1,122,000	9,788,000
Level 3	—	—	—
Total	$9,203,943	$84,150,332	$297,935,476

	U.S. Small Cap	U.S. Small Cap	U.S. Small Cap
	Equity	Equity Value	Equity Growth
	Portfolio*	Portfolio*	Portfolio*
	Investments	Investments	Investments
Level	In Securities	in Securities	In Securities
Level 1	$69,122,565	$16,030,260	$12,389,130
Level 2	4,979,000	432,000	699,000
Level 3	—	—	—
Total	$74,101,565	$16,462,260	$13,088,130

	Global Equity	International	International
	Income	Equity	Equity Select
	Portfolio*	Portfolio*	Portfolio*
	Investments	Investments	Investments
Level	in Securities	In Securities	in Securities
Level 1	$2,949,279	$197,431,229	$19,967,202
Level 2	294,000	5,917,000	477,000
Level 3	—	—	—
Total	$3,243,279	$203,348,229	$20,444,202

	International	International	Emerging
	Strategic	Small Cap	Markets
	Equity	Equity	Equity
	Portfolio*	Portfolio*	Portfolio*
	Investments	Investments	Investments
Level	In Securities	in Securities	In Securities
Level 1	$375,576,467	$165,984,047	$6,858,526,105
Level 2	9,698,000	3,616,000	577,127,000
Level 3	—	—	—
Total	$385,274,467	$169,600,047	$7,435,653,105

	U.S.	Capital Allocator Opportunistic Strategies Portfolio*
	High Yield
	Portfolio
	Investments	Investments	Other Financial
Level	In Securities	In Securities	Instruments**
Level 1	$—	$154,361,216	$—
Level 2	48,101,229	11,319,000	(87,836)
Level 3	550	—	—
Total	$48,101,779	$165,680,216	$(87,836)
*	There were no investments in securities characterized as Level 3 on June 30, 2008.
**

Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

U.S.
High Yield
Portfolio*
Investments
In Securities
Balance as of 12/31/07	$294
Accrued discounts/premiums	—
Realized gain (loss)*	—
Change in unrealized appreciation/depreciation	(1,295)
Net purchases (sales)	1,551
Net transfers in and/or out of Level 3	—
Balance as of 6/30/08	$ 550
Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$(1,295)
*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

9. Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. The Investment Manager is currently assessing the impact that SFAS 161 will have on the Fund’s financial statements and related disclosures upon adoption.

10. Subsequent Event

Effective August 25, 2008, U.S. Small Cap Equity Portfolio (the “Portfolio”) changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its policy with respect to the investment of 80% of its assets to provide that, under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities of small-mid cap U.S. companies.

Emerging Markets Equity Portfolio will be closed to most new investors as of September 30, 2008. Existing shareholders at that date are not affected by this action. Please refer to the Fund’s Prospectus, which you may find at www.LazardNet.com, for more information regarding this change.

102 Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Non-Interested Directors:
Kenneth S. Davidson (63)	Director (August 1995)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (45)	Director (April 2007)

Former Vice President, Trust Investments, American Beacon Advisers, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1

Lester Z. Lieberman (78)	Director (October 1991)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (67)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (64)	Director (May 1991)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (60)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Directors(3):
Charles Carroll (47)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (48)	Director (July 2005)	Chief Executive Officer of the Investment Manager
(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his or her successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

Semi-Annual Report  103

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (35)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (49)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian Kawakami (58)	Chief Compliance Officer (August 2006)	Senior Vice President and Chief Compliance Officer of the Investment Manager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006

Brian D. Simon (46)	Assistant Secretary (November 2002)	Director of the Investment Manager

David A. Kurzweil (34)	Assistant Secretary (April 2005)	Senior Vice President of the Investment Manager

Cesar A. Trelles (33)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004
(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

104  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board held on December 17, 2007, the Board considered the approval of new Management Agreements between the Fund, on behalf of three new portfolios of the Fund, Lazard U.S. Equity Small Cap Value Portfolio (the “Small Cap Value Portfolio”), Lazard Global Equity Income Portfolio (the “Global Equity Income Portfolio”) and Lazard Capital Allocator Opportunistic Strategies Portfolio (the “Capital Allocator Portfolio,” and collectively with the Small Cap Value Portfolio and the Global Equity Income Portfolio, the “New Portfolios”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

At the Board meeting, representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager intends to provide to the Fund’s New Portfolios, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 17 funds comprised approximately $9 billion of the approximately $128 billion of total assets under the management of the Investment Manager and its global affiliates). The representatives of the Investment Manager noted that the Investment Manager is intended to provide realized benefits to the New Portfolios through substantial investment in the Investment Manager’s global investment advisory business, including technology and operational support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The Directors agreed that the New Portfolios were expected to benefit from the extensive services of the Investment Manager’s global platforms, and that such services would be greater than those typically provided to a $9 billion fund complex. The representatives of the Investment Manager reviewed the New Portfolio’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each.

Representatives of the Investment Manager discussed the nature, extent and quality of the services that would be provided by the Investment Manager to each New Portfolio. The Directors considered the various services to be provided by the Investment Manager to each New Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and would provide oversight for the New Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the New Portfolios were expected to benefit from the extensive services of the Investment Manager’s global platforms, and that such services would be greater than those typically provided to a fund if it were not managed by a large, global firm such as the Investment Manager.

Comparative Performance and Fees and Expenses

Performance. Representatives of the Investment Manager gave a presentation at a special Board meeting in November 2007 on the strategies to be employed for each New Portfolio and the New Portfolio’s portfolio management team, including professional biographies for the proposed portfolio

Semi-Annual Report 105

managers. The Directors considered the performance of a composite of accounts managed by the portfolio managers in similar strategies to those contemplated for each New Portfolio, noting that the composites had achieved attractive performance.

Advisory Fees and Expenses. Representatives of the Investment Manager reviewed the advisory fee and anticipated expense ratio for each New Portfolio and the comparisons provided by Lipper, an independent provider of investment company data. Lipper compared projected expenses and contractual advisory fees for the New Portfolios to a comparison group chosen by Lipper, noting the assumptions used in the comparisons. The Investment Manager representatives noted that the contractual management fee for the Small Cap Value Portfolio was at or near the median of the Lipper group, with the total expense ratio somewhat above the median. With respect to the Global Equity Income Portfolio, the Investment Manager representatives noted that the contractual management fee was approximately at the median of the Lipper group (for Open shares) and above the Lipper group median (for Institutional shares) and that the total expense ratio was above the median. The Investment Manager representatives noted that the contractual management fee for the Capital Allocator Portfolio was slightly above the median of the Lipper group and that the total expense ratio was below (for Open shares) and above (for Institutional shares) the Lipper group median. Given the start-up nature of the New Portfolios, the Investment Manager representatives noted, and the Directors considered, that the Investment Manager would waive advisory fees and/or reimburse expenses to achieve competitive expense ratios.

Investment Manager Profitability and Economies of Scale
Representatives of the Investment Manager noted discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolios are newly formed, have not commenced operations, and the eventual aggregate amount of each New Portfolio’s assets was uncertain, the Investment Manager was not able to provide the Board with specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolios and the extent to which economies of scale would be realized as the New Portfolios grow and whether fee levels would reflect such economies of scale, if any. The Board determined that it would revisit this issue no later than when it next reviewed the investment advisory fee in connection with renewal of the Management Agreements. The Directors also considered potential benefits to the Investment Manager and its affiliates from acting as investment adviser to the New Portfolios and referred to previous discussion of soft dollar arrangements with respect to portfolio transactions.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of Management Agreements with respect to the New Portfolios. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $128 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolios.
•

The Board concluded that each New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of the services to be provided and comparative expense and advisory fee information and anticipated benefits to be derived by the Investment Manager from the relationship with the New Portfolio.

•

The Board recognized that economies of scale may be realized as the assets of a New Portfolio increase. The Board determined they would seek to share material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for each New Portfolio was in the best interests of the New Portfolio and its shareholders.

106  Semi-Annual Report

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The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP

1375 Broadway

New York, New York 10018

http://www.anchin.com

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112-6300

800-823-6300

www.LazardNet.com

© 2008 Lazard Asset Management LLC

6/08 LZDPS013

Lazard Funds

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.
By	/s/ Charles Carroll
Charles Carroll Chief Executive Officer
Date	September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll Chief Executive Officer
Date	September 8, 2008

By	/s/ Stephen St. Clair
Stephen St. Clair Chief Financial Officer
Date	September 8, 2008